                                                                    EXHIBIT 10.1


       ================================================================



              CLASS B COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                 by and among

                         RAYMOND KARSAN HOLDINGS, INC.

                                      and

                           PARTHENON INVESTORS, L.P.
                                PCIP INVESTORS
                              JMH PARTNERS CORP.
                          SHAD RUN INVESTMENTS, L.P.
                             TSG CO-INVESTORS, LLC
                            THE SHATTAN GROUP, LLC
                               THOMAS S. SHATTAN
                               GREGORY E. MENDEL
                              G. KEVIN FECHTMEYER


                   ________________________________________


                         Dated as of December 16, 1999

                   ________________________________________



       =================================================================

                               TABLE OF CONTENTS

                                                                            Page


1. DEFINITIONS ..........................................................      2

2. THE ISSUANCE AND SALE ................................................      2
    2.1   The Issuance and Sale .........................................      2
          ---------------------
    2.2   The Seller Warrants ...........................................      3
          -------------------
    2.3   The Shattan Warrants ..........................................      3
          ---------------------
    2.4   Purchase Price Adjustments ....................................      3
          --------------------------

3. THE CLOSING ..........................................................      8
    3.1   Time and Place of Closing .....................................      8
          -------------------------
    3.2   Closing Date Transfers ........................................      9
          ----------------------

4. REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY .................      9
    4.1   Organization, Power and Standing ..............................      9
          --------------------------------
    4.2   Capitalization and Investments ................................      9
          ------------------------------
    4.3   Financial Statements, etc .....................................     10
          -------------------------
    4.4   Title to Assets ...............................................     11
          ---------------
    4.5   Compliance with Laws, etc .....................................     12
          -------------------------
    4.6   Non-Contravention, etc ........................................     12
          ----------------------
    4.7   Real Property .................................................     12
          -------------
    4.8   Litigation, etc ...............................................     13
          ---------------
    4.9   Intellectual Property Rights ..................................     14
          ----------------------------
    4.10  Contracts, etc ................................................     14
          --------------
    4.11  Liabilities ...................................................     17
          -----------
    4.12  Change in Condition ...........................................     17
          -------------------
    4.13  Insurance .....................................................     19
          ---------
    4.14  Transactions with Affiliates ..................................     19
          ----------------------------
    4.15  Tax Matters ...................................................     19
          -----------
    4.16  No Illegal Payments, etc ......................................     21
          ------------------------
    4.17  Employee Benefit Plans ........................................     22
          ----------------------
    4.18  Environmental Matters .........................................     23
          ---------------------
    4.19  Labor Relations ...............................................     23
          ---------------
    4.20  Government Contracts and Subcontracts .........................     24
          -------------------------------------
    4.21  Officers, Directors and Employees .............................     24
          ---------------------------------
    4.22  Customers and Suppliers .......................................     24
          -----------------------
    4.23  Customer Warranty Coverage ....................................     25
          --------------------------
    4.24  Key-Man Life Insurance ........................................     25
          ----------------------
    4.25  Financial Advisory, Finder's or Broker's Fees .................     25
          ---------------------------------------------

    4.26  No Governmental Consent or Approval Required ..................     25
          --------------------------------------------
    4.27  Disclosure ....................................................     25
          ----------

5. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR .......................     25
    5.1   Corporate Matters .............................................     26
          -----------------
    5.2   Authorization and Enforceability ..............................     26
          --------------------------------
    5.3   Non-Contravention, etc ........................................     26
          ----------------------
    5.4   Investment Intent .............................................     26
          -----------------
    5.5   Finder's or Broker's Fees .....................................     27
          -------------------------

6. CERTAIN AGREEMENTS OF THE PARTIES ....................................     27
    6.1   Exclusivity ...................................................     27
          -----------
    6.2   Access to Premises and Information ............................     27
          ----------------------------------
    6.3   Operation of Business in the Ordinary Course ..................     27
          --------------------------------------------
    6.4   Certain Notices of Material Developments, etc .................     28
          ---------------------------------------------
    6.5   Preparation for Closing .......................................     28
          -----------------------
    6.6   Expenses of Transaction .......................................     28
          -----------------------
    6.7   Public Announcement ...........................................     28
          -------------------
    6.8   Confidentiality Covenants of the Company ......................     28
          ----------------------------------------
    6.9   Management Option Plan ........................................     29
          ----------------------
    6.11  "Key-Man" Life Insurance ......................................     29
          ------------------------

7. CONDITIONS TO THE OBLIGATION TO CLOSE OF THE INVESTOR ................     29
    7.1   Representations, Warranties and Covenants .....................     29
          -----------------------------------------
    7.2   No Material Adverse Change ....................................     29
          --------------------------
    7.3   Consents, Approvals, etc ......................................     29
          ------------------------
    7.4   Transaction Agreements ........................................     30
          ----------------------
    7.5   Indebtedness ..................................................     30
          ------------
    7.6   Litigation ....................................................     30
          ----------
    7.7   Corporate Proceedings .........................................     30
          ---------------------
    7.8   Opinion of Counsel ............................................     30
          ------------------
    7.9   Redemption of Stock ...........................................     30
          -------------------
    7.10  Financing .....................................................     31
          ---------
    7.11  Management Agreement ..........................................     31
          --------------------

8. CONDITIONS TO THE OBLIGATION TO CLOSE OF THE COMPANY .................     31
    8.1   Representations, Warranties and Covenants .....................     31
          -----------------------------------------
    8.2   Consents, Approvals, etc ......................................     31
          ------------------------
    8.3   Transaction Agreements ........................................     31
          ----------------------
    8.4   Corporate Proceedings .........................................     31
          ---------------------
    8.5   Opinion of Counsel ............................................     32
          ------------------

9. INDEMNIFICATION ......................................................     32

    9.1   Indemnification ...............................................     32
          ---------------
    9.2   Limitations ...................................................     32
          -----------
    9.3   Nature and Survival of Claims; Time Limits ....................     32
          ------------------------------------------

10. DEFINITIONS .........................................................     33
   10.1   Cross Reference Table .........................................     33
          ---------------------
   10.2   Certain Definitions ...........................................     34
          -------------------

11. TERMINATION .........................................................     41
   11.1   Termination of Agreement ......................................     41
          ------------------------
   11.2   Effect of Termination .........................................     41
          ---------------------

12. MISCELLANEOUS .......................................................     42
   12.1   Governing Law .................................................     42
          -------------
   12.2   Entire Agreement ..............................................     42
          ----------------
   12.3   Amendment or Waiver ...........................................     42
          -------------------
   12.4   Notices .......................................................     42
          -------
   12.5   Survival, etc .................................................     43
          -------------
   12.6   Headings, etc .................................................     43
          -------------
   12.7   Schedules; Listed Documents, etc ..............................     44
          --------------------------------
   12.8   Transfer Taxes ................................................     44
          --------------
   12.9   Severability ..................................................     44
          ------------
   12.10  Counterparts ..................................................     44
          ------------
   12.11  Certain Costs and Expenses ....................................     44
          --------------------------
   12.12  Successors and Assigns ........................................     45
          ----------------------
   12.13  Set-Off .......................................................     45
          -------
   12.14  Consent to Jurisdiction .......................................     45
          -----------------------
   12.15  WAIVER OF JURY TRIAL ..........................................     46
          --------------------

EXHIBITS


EXHIBIT A-1 - Form of Class A-1 Warrant
EXHIBIT A-2 - Form of Class A-2 Warrant
EXHIBIT B - Form of Class B Warrant
EXHIBIT C-1 - Form of Class C-1 Seller Warrant
EXHIBIT C-2 - Form of Class C-2 Seller Warrant
EXHIBIT D - Form of Class D Warrant
EXHIBIT E - Form of Class E Warrant
EXHIBIT F - Amended and Restated Articles of Incorporation
EXHIBIT G - Form of Management Agreement
EXHIBIT H - Form of Call Right Agreement
EXHIBIT I - Form of Investor Put Agreement
EXHIBIT J - Form of Registration Rights Agreement
EXHIBIT K - Form of Stockholders Agreement


SCHEDULES

Schedule 4.1 - Foreign Qualification/Good Standing
Schedule 4.2.1 - Ownership of Shares and Interests
Schedule 4.2.2 - Contractual Obligation Respecting Capital Stock
Schedule 4.2.3 - Voting Trusts, etc.
Schedule 4.2.4 - Capital Stock of Subsidiaries
Schedule 4.2.5 - Investments
Schedule 4.3.2 - Financial Statements
Schedule 4.4. - Liens
Schedule 4.6 - Non-Contravention, etc.
Schedule 4.7.1 - Business Locations
Schedule 4.7.2 - Real Property
Schedule 4.8 - Litigation
Schedule 4.9 - Intangibles
Schedule 4.10.1 - Contractual Obligations
Schedule 4.10.2 - Breaches of Contractual Obligations
Schedule 4.11 - Liabilities
Schedule 4.12 - Change in Condition
Schedule 4.13(a) - Insurance Policies
Schedule 4.13(b) - Liability Claims
Schedule 4.14(a) - Affiliate Relationships
Schedule 4.14(b) - Affiliate Transactions
Schedule 4.14(c) - Affiliate Accounting

Schedule 4.15 - Tax Matters
Schedule 4.17 - Benefit Plans
Schedule 4.18 - Environmental Matters
Schedule 4.19 - Labor Disputes
Schedule 4.20 - Government Contracts
Schedule 4.21(a) - Employee Information
Schedule 4.21(b) - Employee Departures
Schedule 4.22 - Customers and Suppliers
Schedule 4.23 - Warranty Coverages
Schedule 4.26 - Governmental Consents
Schedule 6.3 - Contemplated Transactions

     CLASS B COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     This Class B Common Stock and Warrant Purchase Agreement (the "Agreement") dated as of December 16, 1999 by and among Raymond Karsan Holdings, Inc., a Pennsylvania corporation ("RK Holdings" and together with its subsidiaries, the "Company"), Parthenon Investors, L.P., a Delaware limited partnership (the "Parthenon Investors"), PCIP Investors, a Delaware general partnership ("PCIP"), JMH Partners Corp., a Delaware corporation (together with Parthenon Investors and PCIP, "Parthenon"), Shad Run Investments, L.P., a Delaware limited partnership ("Shad Run"), TSG Co-Investors, LLC, a Delaware limited liability company ("TSG"), The Shattan Group, LLC, a Delaware limited liability company, Thomas S. Shattan, Gregory E. Mendel, and G. Kevin Fechtmeyer (together with The Shattan Group, LLC, Thomas S. Shattan and Gregory E. Mendel, "Shattan") (Shattan, Parthenon, Shad Run and TSG are referred to herein collectively as the "Investors") provides for the issuance and sale of certain shares of Class B common stock and warrants for the purchase of Class A common stock of the Company. To the extent an Investor assigns certain of its rights under this Agreement to any co-investment fund or Affiliate, such entities, together with the Investors, will be referred to as the "Investors."


                                   Recitals
                                   --------

     WHEREAS, the Company recently effected a reorganization (the
"Reorganization"), whereby International Holding Company, Inc., a Pennsylvania corporation ("IHC") and Insurance Services, Inc., a Pennsylvania corporation ("ISI") were merged with and into Raymond Karsan Associates, Inc. ("RKA"), a wholly owned subsidiary of RK Holdings;

     WHEREAS, RK Holdings wishes to issue and sell to Parthenon, Shad Run and TSG and Parthenon, Shad Run and TSG wish to purchase from RK Holdings 98,948 shares of Class B Common Stock, $.01 par value ("Class B Common Stock"), of RK Holdings, Warrants for the purchase of 9,905 shares of Class A Common Stock, $.01 par value, of RK Holdings ("Class A Common Stock") at an exercise price of $0.01 per share, in the form of Exhibits A-1 and A-2 hereto (the "Class A-1 Warrants" and "Class A-2 Warrants"), Warrants for the purchase of 17,888 shares of Class A Common Stock of RK Holdings at an exercise price of $835.00 per share, in the form of Exhibit B hereto (the "Class B Warrants" and, collectively with the Class A-1 and A-2 Warrants, the "Cash Warrants"), and certain rights to require the Company to repurchase certain shares of Class B Common Stock and Warrants pursuant to the Investor Put Agreements between RK Holdings and each of such Investors (the "Put Rights"). The Class B Common Stock, the Cash Warrants, and the Put Rights are referred to herein collectively as the "Purchased Securities". The terms of the Class B Common Stock are set forth in the Amended and Restated Articles of Incorporation of RK Holdings, a copy of which is set forth as Exhibit F hereto, which has been filed by RK Holdings with the Pennsylvania Secretary of State's office immediately prior to the Closing hereunder.

     WHEREAS, RK Holdings wishes to issue and sell to Shattan, and Shattan wishes to purchase from RK Holdings, Warrants for the purchase of 3,962 shares of Class A Common Stock, at an exercise price of $167 per share, in the form of Exhibit D hereto (the "Class D Warrants") and Warrants for the purchase of 328 shares of Class A Common Stock of RK Holdings, at an exercise price of $835 per share, in the form of Exhibit E hereto (the "Class E Warrants", and together with the Class D Warrants, the "Shattan Warrants"). The Cash Warrants and the Shattan Warrants are referred to collectively herein as the "Investor Warrants";

     WHEREAS, the Company will redeem at Closing, on terms which shall be reasonably satisfactory to the Investors, all of its capital stock owned by each of Barry Raymond and Jerry Connolly for an aggregate price of $7,338,564.00 (the "Raymond Redemption Agreement" and the "Connolly Redemption Agreement", respectively);

     WHEREAS, the Company will issue Class C-1 Warrants and Class C-2 Warrants for the purchase, in the aggregate, of 9,905 shares of Class A Common Stock to Existing Stockholders as a dividend on the Closing Date;

     WHEREAS, the Board of Directors of RK Holdings has approved and deems it advisable and in the best interest of RK Holdings to complete the transactions hereinabove described upon the terms and subject to the conditions set forth herein; and

     WHEREAS, in furtherance of such transactions, the Board of Directors of each of RK Holdings, ISI and IHC have unanimously approved and the stockholders of both ISI and IHC have each by majority vote approved this Agreement.

                                   Agreement
                                   ---------

     Therefore, in consideration of the foregoing and the mutual agreements and covenants set forth below, the parties hereto hereby agree as follows:

     1.     DEFINITIONS.

     Certain capitalized terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 10 hereof.

     2.   THE ISSUANCE AND SALE.

     2.1  The Issuance and Sale.  On the Closing Date (as defined in Section 3.1
          ---------------------
below), subject to the terms and conditions set forth in this Agreement, Parthenon, Shad Run and TSG will purchase and RK Holdings will sell and issue:
(a) 98,948 shares of RK Holdings' Class B Common Stock, (b) the Class A-1, Class A-2 and Class B Warrants for the purchase of shares of RK Holdings' Class A Common Stock, and (c) the Put Rights requiring RK Holdings to repurchase from Parthenon, Shad Run and TSG certain shares of Class B Common Stock and Warrants for $22,000,000 (the "Cash Investment").

     2.2  The Seller Warrants.    On the Closing Date (as defined in Section 3.1
          -------------------
below), RK Holdings will issue to the Existing Stockholders as a dividend Class C-1 and Class C-2 Warrants for the purchase, in the aggregate, of 9,905 shares of RK Holdings' Class A Common Stock, in the form of Exhibit C-1 and Exhibit C-2 hereto (the "Seller Warrants").

     2.3  The Shattan Warrants.  On the Closing Date (as defined in Section 3.1
          --------------------
below), subject to the terms and conditions set forth in this Agreement, RK Holdings will issue to Shattan (a) the Class D Warrants for the purchase of 3,962 shares of RK Holdings' Class A Common Stock and (b) the Class E Warrants for the purchase of 328 shares of RK Holdings' Class A Common Stock.

     2.4  Purchase Price Adjustments.
          --------------------------

               2.4.1 In the event that the Company recognizes a Tax Liability at any time after the Closing, the aggregate amount paid for the Purchased Securities shall be adjusted and shall require either (a) a return of cash to the Investor equal to 47% of the total Tax Liability (the "Cash Adjustment") or (b) a distribution of additional shares of Class B Common Stock equal to the amount of the Cash Adjustment divided by $167. RK Holdings shall make the foregoing adjustment in accordance with clause (b) above if the Board of Directors (including at least one Investor Director) determines that making the adjustment pursuant to clause (a) above would (i) constitute, result in or give rise to any breach or violation of, or any default or right or cause of action under, any agreement to which the Company is, from time to time, a party or (ii) leave the Company with less cash than, in the good faith judgment of the Board of Directors, is necessary to operate the business of the Company and its subsidiaries in the ordinary course or business.

               2.4.2 After the Closing, the number of outstanding Investor Securities and Seller Warrants shall be adjusted (the "Adjustment") as
                                                                 ----------
          follows:

                      (a) the Company shall issue (i) to each Investor a number
               of additional shares of Class B Common Stock equal to such Investor's Class B Common Adjustment, if any, (ii) to each Investor, additional Class A Warrants exercisable for a number of shares of Class A Common Stock equal to such Investor's Class A Warrant Adjustment, (iii) to each Parthenon Investor additional Class B Warrants exercisable for a number of shares of Class A Common Stock equal to its Class B Warrant Adjustment, if any,
               (iv) to each holder, additional Class C Warrants exercisable for a number of shares of Class A Common Stock equal to such holder's Class C Warrant Adjustment, (v) additional Class D Warrants exercisable for a number of shares of Class A common Stock equal to the Class D Warrant Adjustment, if any, and (vi) additional Class E Warrants exercisable for a number of shares of Class A common Stock equal to the Class E Warrant Adjustment, if any.

                      (b) each Call Right Agreement and each Investor Put
               Agreement shall be automatically amended to increase the number of shares subject to the Class B Call Right and the Primary Put Right by the relevant Call Right Adjustment, if any, and to increase the number of shares subject to the Secondary Put Right by the relevant Put Right Adjustment, if any.

               2.4.3 As soon as practicable, and in any event within 120 days, after the Closing Date, the Company shall cause Deloitte & Touche LLP (or other independent certified public accountants of recognized national standing selected by Company) to prepare and deliver to Parthenon an audited consolidated balanced sheet as of December 31, 1999 and related statement of earnings of the Company for the year ended December 31, 1999 (the "1999 Statement of Earnings"). The 1999
                                   -------------------------------
          Statement of Earnings shall be prepared in accordance with GAAP in a manner consistent with the preparation of the Company's most recent audited financial statements delivered to Parthenon prior to the date of this Agreement. The Company shall prepare and deliver to Parthenon, simultaneously with the delivery of the 1999 Statement of
          Earnings, a statement (the "Statement") setting forth in reasonable
                                      ---------
          detail the Company's calculation of its Adjusted EBITDA, and its calculation of the Adjustment, if any.

               2.4.4 Parthenon's accountants shall, at the Company's expense, have 45 days after the delivery of the 1999 Statement of Earnings and the Statement to dispute any portion of the Company's calculation of the 1999 Statement of Earnings or the Adjustment (a "Dispute"). The Company shall cause its accountants to make their work papers available to Parthenon's accountants. In the event of a Dispute, Parthenon or its accountants may deliver a notice of the Dispute to the Company (the "Disagreement Notice"), specifying, in reasonable
                            -------------------
          detail, those items or amounts in the 1999 Statement of Earnings as to which Parthenon disagrees. If Parthenon does not deliver a Disagreement Notice to the Company within such 45-day period, the 1999 Statement of Earnings and the Statement shall become final, conclusive and binding on all of the parties hereto for all purposes of calculating the Adjustment and shall not be subject to appeal of any kind.

               2.4.5 If Parthenon or its accountants delivers a Disagreement Notice to the Company pursuant to Section 2.4.4, Parthenon and its accountants and the Company and its accountants shall use their reasonable efforts to reach agreement on the disputed items or amounts in order to determine the Adjustment. If both parties do not resolve all disputed items or amounts within 30 days after delivery of the Disagreement Notice, this Agreement and the disputed items and amounts will be submitted to an independent nationally recognized accounting firm mutually acceptable to both Parthenon and the Company (the "Independent Accountants") for
                                          -----------------------
          determination of the appropriate Adjustment pursuant to this Section
          2.4.  The written report of the Independent Accountants (the "Report")
                                                                        ------
          shall be delivered to each of the Company and Parthenon promptly, and shall be final, conclusive and binding upon each of the Sellers and the Buyer. The procedures for resolution of disputes concerning the 1999 Statement of Earnings and the Statement set forth in Section
          2.4.4 hereof and this Section 2.4.5 shall be final, conclusive and binding on all of the parties hereto for all purposes of calculating the Adjustment, and shall not be subject to appeal of any kind. The fees and expenses of the Independent Accountants shall be borne equally by the Company, on the one hand, and the Investors, on the other hand, and each of the Company and the Investors agree to execute a reasonably acceptable engagement letter, if requested to do so by the Independent Accountants.

               2.4.6 From the Closing Date until the final determination of the Adjustment, the Company shall give Parthenon, its accountants and the Independent Accountants, if any, reasonable access to the Company's books and records and their respective employees who are responsible for financial matters.

               2.4.7  The Adjustment, if any, shall be computed as follows:

                      (a) calculate the excess of $7.5 million over the Adjusted
               EBITDA (the "Deficit"),

                      (b) multiply the Deficit by 6, and divide by $45 million
               (the "Interim Adjustment Percentage"),

               2.4.8  Calculation of adjusted total capitalization

                      (a) Management Share and Option Percentage (the "MSOP")=
               TSOP- Interim Adjustment Percentage

                            (i) TSOP = total equity percentage prior to the
                      Adjustment represented by shares held by stockholders other than Investors and by options outstanding or authorized for issuance pursuant to Section 6.9 (assuming the exercise of all options and the Class A and Class D Warrants)

                      (b) Total Outstanding Initial Adjusted ("TOIA") = MSO/MSOP

                            (i) MSO = total number of shares outstanding held by
                      stockholders who are not investors and total shares of Class A Common Stock issuable in respect of options outstanding or authorized for issuance pursuant to Section 6.9

                      (c) Investor Percentage =  with respect to any security in question, number of Class A shares represented by the amount of such security held by such holder/Investor prior to the Adjustment / total number of Class A shares represented by the total outstanding amount of such security prior to the Adjustment

               2.4.9  Class A-1 Warrant Adjustments

                      (a) Adjusted Class A-1 Warrant ("ACAW")= TOIA * CAWP *
               Investor Percentage

                            (i) CAWP = 2.5% + (.5 * Interim Adjusted Percentage)

                      (b) Class A Warrant Adjustment = ACAW - CAW

                            (i) CAW = total number of shares of Class A Common
                      Stock issuable to such Investor upon the exercise of the Class A Warrant prior to the Adjustment

               2.4.10 Class C-1 Warrant Adjustments

                      (a) Adjusted Class C Warrant ("ACCW")= TOIA * CCWP *
               Investor Percentage

                            (i) CCWP = 2.5% + (.5 * Interim Adjusted Percentage)

                      (b) Class C Warrant Adjustment = ACCW - CCW

                            (i) CCW = total number of shares of Class A Common
                      Stock issuable to such holder upon the exercise of the Class C Warrant prior to the Adjustment

               2.4.11  Class D Warrant Adjustments

                      (a) Adjusted Class D Warrant ("ACDW")= TOIA * 1.8%*
               Investor Percentage

                    (b) Class D Warrant Adjustment = ACDW - CDW

                            (i) CDW = total number of shares of Class A Common Stock issuable to such Investor upon the exercise of the Class D Warrant prior to the Adjustment

             2.4.12 Class B Warrant Adjustments

                    (a) Adjusted Class B Warrants ("ACBW") = TOFD * 7.5% *
             Investor Percentage

                            (i)  TOFD = MSO / DMSOP
                            (ii) DMSOP = MSOP * 92.36%

                    (b) Class B Warrant Adjustment = ACBW - CBW

                            (i) CBW = total number of shares of Class A Common Stock issuable to such Investor upon the exercise of the Class B Warrant prior to the Adjustment

             2.4.13 Class E Warrant Adjustments

                    (a) Adjusted Class E Warrant ("ACEW") = TOFD* 1.8% *
             Investor Percentage

                     (b) Class E Warrant Adjustment = ACEW - CEW

                            (i) CEW = total number of shares of Class A Common Stock issuable to such Investor upon the exercise of the Class E Warrant

             2.4.14 Class B Common Stock Adjustments

                    (a) Investor Class B Common Initial Adjusted ("CBCIA") =
             TOIA * CBP * Investor Percentage

                            (i)  CBP = 27.5% + (.5 * Interim Adjustment
                    Percentage)

                    (b) Investor Initial Adjusted Percentage ("IIAP") = Investor
             Holdings / Adjusted Outstanding

                            (i) Investor Holdings = the sum of such Investor's
                    CBCIA, ACAW, ACBW, ACDW.

                            (ii) Adjusted Outstanding = the sum of the CBCIA for
                    all Investors + all outstanding Class A Common Stock + such Investor's ACAW, ACBW and ACDW.

                    (c) Investor Final Adjustment Percentage ("IFAP") = IIAP /
             80%

                    (d) Investor Final Adjustment ("IFA") = ((IFAP * Adjusted
             Outstanding) - Investor Holdings / (1 - IFAP))

                    (e) Class B Common Adjustment for each Investor = CBCIA +
             IFA + 5 - Class B Common Stock held by such Investor prior to the Adjustment

             2.4.15 Call Right Adjustments

                    (a) Call Right Adjustment for each Investor = IFA + 5 - CRS

                            (i) CRS = number of shares of Class B Common Stock subject to the Class B Call Right in such Investor's Call Right Agreement prior to the Adjustment.

             2.4.16 Put Right Adjustments

                    (a) Put Right Adjustment for each Investor = CBCIA - PRS

                            (i) PRS = number of shares of Class B Common Stock subject to the Secondary Put Right in such Investor's Investor Put Agreement prior to the Adjustment.

     3.    THE CLOSING.

     3.1   Time and Place of Closing.  The closing of the purchase and sale of
           -------------------------
the Purchased Securities and the other transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Ropes & Gray, One International Place, Boston, or such other location as the parties may agree, at 10:00 a.m. (Boston time) on December 16, 1999 or if the conditions to Closing set forth in Sections 8 and 9 hereof shall not have been satisfied at such date, at such later time or date prior to termination of this Agreement as the Investors may specify by not fewer than three (3) business days prior written notice to the Company (such date being referred to herein as the "Closing Date").

     3.2   Closing Date Transfers.  At the Closing:
           ----------------------

                 3.2.1 Parthenon, Shad Run and TSG will deliver the Cash Investment to the Company by wire transfer of immediately available federal funds as directed by the Company; and

                 3.2.2 the Company will issue to the Investors certificates and warrants representing the Purchased Securities and the Shattan Warrants.

     4.   REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY.

     In order to induce the Investors to enter into and perform this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants to the Investor as follows:

     4.1  Organization, Power and Standing.  RK Holdings and each of its
          --------------------------------
Subsidiaries is a corporation duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite corporate power and authority to execute, deliver and perform each of the Transaction Agreements to which it is a party, to carry on the Business as currently conducted and to consummate the transactions contemplated hereby. The Company has heretofore delivered to the Investors a true and complete copy of (a) the Charter and By-laws of the Company and each of its Subsidiaries (including the charter and By-laws of ISI and IHC in effect prior to the Reorganization), (b) the minute books of the Company and each of its Subsidiaries and (c) the stock or other ownership interest ledger of the Company and each of its Subsidiaries, each of which is accurate and complete through the date hereof. The Company is duly qualified or licensed to do business as a foreign corporation, and is in good standing as such, in each jurisdiction listed on Schedule 4.1, and the jurisdictions so listed are the only jurisdictions where the failure to be so qualified or licensed and in good standing would have a Material Adverse Effect.

     4.2  Capitalization and Investments.
          ------------------------------

                 4.2.1 The total capital stock authorized and the capitalization of RK Holdings is set forth on Schedule 4.2.1. All of the Class A Common Stock will be owned of record by the Existing Stockholders on the Closing Date in the amounts set forth with respect to such stockholders under the heading "Class A Stock Ownership" on Schedule
          4.2.1 hereto. All of the outstanding shares of capital stock of RK Holdings are duly authorized and validly issued, fully paid and nonassessable.

                 4.2.2 Except as set forth on Schedule 4.2.2, there is no Contractual Obligation or Charter or By-law provision which obligates the Company to issue, purchase or redeem, or make any payment in respect of, any shares of capital stock or other securities convertible into or exchangeable for shares of capital stock or which provides for any stock appreciation or similar right or grants any right to share in the equity, income, revenues or cash flow of the Company.

                 4.2.3 Except as set forth on Schedule 4.2.3, there are no voting trusts, shareholder agreements, commitments, undertakings, understandings, proxies or other restrictions to which any Existing Stockholder or the Company is a party which directly or indirectly restrict or limit in any manner, or otherwise relate to, the voting, sale or other disposition of any shares of capital stock of RK Holdings.

                 4.2.4 Except as disclosed on Schedule 4.2.4, all of the outstanding shares of capital stock of the Subsidiaries of RK Holdings are duly authorized, validly issued, fully paid and nonassessable and are owned, beneficially and of record, by RK Holdings free and clear of any Liens. Except as disclosed on Schedule 4.2.4, there are no (i) outstanding options obligating any of the Subsidiaries to issue or sell shares of capital stock of such Subsidiary or to grant, extend or enter into any such option or (ii) voting trusts, proxies or other commitments, understandings, restrictions or arrangements in favor of any person other than the Company with respect to the voting of, or the right to participate in dividends or other earnings on, any capital stock of the Subsidiaries.

                 4.2.5 The Company does not have an Investment in any Person other than Investments in (a) demand deposit or money market accounts,
          (b) cash equivalents (i.e., marketable obligations issued or guaranteed by the government of the United States that mature within 180 days of the acquisition thereof or money market funds that invest in securities similar to such United States government securities) and
          (c) Investments listed on Schedule 4.2.5.

     4.3  Financial Statements, etc.
          -------------------------

                 4.3.1 Financial Information. The Company has heretofore
                       ---------------------
           delivered to the Investors true and complete copies of each of the following (collectively, the "Financial Statements"):

                       (a) The audited combined balance sheets of the Company as
               of December 31, 1997 and 1998, and the combined statements of operations, of stockholders' equity (deficiency), and of cash flow for the respective fiscal years ended December 31, 1997 and 1998, together with the notes thereto and reports thereon by Deloitte & Touche (the "Year End Financials").

                       (b) The audited combined balance sheet of the Company as
               of June 30, 1999, and the related combined statements of operations, of stockholders' equity (deficiency), and of cash flow for the six months then ended, together with the notes thereof and report thereon by Deloitte & Touche (the "Six Month Financials").

                      (c) Monthly unaudited financial statements of the Company, consisting of a balance sheet and related statements of earnings and changes in retained earnings and cash flow, for each calendar month since December 31, 1998 through October 31, 1999 (the "Interim Financials" and together with the Year End Financials and the Six Month Financials, the "Financial Statements").

                      (d) The pro forma financial information of the Company
               (the "Pro Formas"), included in the Offering Memorandum.

                      (e) The projected financial information of the Company
               (the "Projections") included in the Offering Memorandum.

               4.3.2  Character of Financial Information.  Except as set forth
                      ----------------------------------
          on Schedule 4.3.2, the Financial Statements (including the notes thereto) were prepared in accordance with GAAP consistently applied throughout the periods specified therein. The Financial Statements are correct and complete and present fairly, in all material respects, the financial position and results of operations of the Company for the periods specified therein, and are consistent with books and records of the Company subject in the case of the Interim Financials to an absence of notes and normal year-end adjustments which will not in the aggregate be material. The Pro Formas were prepared in good faith and represent the effects of the referenced transactions on the Financial Statements covered thereby. The Projections were prepared in good faith, based on assumptions believed to be reasonable, and represent the Company's best estimate as of the date hereof respecting the Company's financial performance for the periods covered thereby.

     4.4  Title to Assets.  The Company has good and marketable title to or, in
          ---------------
the case of property held under lease or other Contractual Obligation, a valid and Enforceable right to use, all of its properties, rights and assets, whether real or personal and whether tangible or intangible (collectively, the "Assets"), including without limitation all properties, rights and assets reflected in the Balance Sheet (except for Assets which have been sold or otherwise disposed of since the Balance Sheet Date as permitted under Section
4.12 hereof). The Assets are not subject to any Lien other than Liens described on Schedule 4.4. The tangible Assets are in good working order, operating condition and state of repair, ordinary wear and tear excepted. The Assets constitute all properties, rights and assets held for, used in or necessary for the conduct of the Business of the Company as currently conducted.

     4.5  Compliance with Laws, etc.   The operations of the Business as
          --------------------------
heretofore or currently conducted were not and are not in violation of, nor is the Company in default or violation under, any Legal Requirement, except for such violations or defaults as have not had and will not have in the aggregate a Material Adverse Effect.
To the Knowledge of the Company, all future expenditures with respect to the operations of its Business as currently conducted that are required to meet the provisions of any Legal Requirement currently in effect (or, to the Knowledge of the Company, enacted but to take effect in future) will not in the aggregate have a Material Adverse Effect. The Company has been duly granted all licenses, permits, franchises and other authorizations under any Legal Requirement necessary for the conduct of the Business as currently conducted or currently proposed to be conducted, except licenses, permits, franchises and other authorizations the failure of which to have been obtained has not had and will not have in the aggregate a Material Adverse Effect.

          4.6 Non-Contravention, etc. Neither the execution and delivery of this
              -----------------------
Agreement nor the consummation by the Company of any of the transactions contemplated hereby does or will constitute, result in or give rise to (a) a breach of or a default or violation under any provision of the Charter or By-laws of the Company or (b), except as set forth on Schedule 4.6, (i) a breach or violation under any provision of any Contractual Obligation of the Company, (ii) the acceleration of the time for performance of any obligation under any such Contractual Obligation, (iii) the imposition of any Lien upon or the forfeiture of any Asset (including, without limitation, any Asset held under a lease or license), (iv) a requirement that any consent under, or waiver of, any such Contractual Obligations, Charter or By-law provision be obtained or (v) any severance payments, right of termination, modification of terms, or any other right or cause of action under any such Contractual Obligation or Charter or By-law provision, except in the case of clause (b)(i) above where such breaches, defaults, events or violation would not have a Material Adverse Effect.

          4.7 Real Property.
              -------------

                   4.7.1 Schedule 4.7.1 sets forth a list of the addresses of each location at which any equipment or inventory is located or where the Company has an office or other place of business.

                   4.7.2 The Company does not and has never owned any real
              property. Schedule 4.7.2 lists all contracts for the lease or sublease of real property by the Company currently in effect (the "Leases"). The Company has delivered to the Investor correct and complete copies of the Leases (as amended to date). To the best of the Company's Knowledge, with respect to each Lease:

                         (a) the Lease is legal, valid binding, enforceable, and
                   in full force and effect;

                         (b) the Lease will continue to be legal, valid,
                   binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

                           (c) the Company is not, and, to the Company's
                    Knowledge, no other party to the lease or sublease is in material breach or default, and no event has occurred which, with notice or lapse of time or both, would constitute a material breach or default or permit termination, modification, or acceleration thereunder or impair any right of the Company to exercise and obtain the benefit of any options contained in such Lease;

                           (d) there are no disputes, oral agreements, or
                    forbearance programs in effect as to the Lease;

                           (e) with respect to each Lease that is a sublease,
                    the representations and warranties set forth in subsections
                    (a) through (d) above are true and correct are true and correct with respect to the underlying Lease;

                           (f) the Company has not assigned, transferred,
                    conveyed, mortgaged, deeded in trust, or encumbered any interest in the Lease; or

                           (g) all facilities leased or subleased thereunder
                    have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations.

          4.8  Litigation, etc.  Except as set forth on Schedule 4.8, there is
               ----------------
no litigation, at law or in equity, or any proceeding before or investigation by any Governmental Authority pending (or, to the Knowledge of the Company, threatened) against the Company, or any basis therefor, except for such potential litigation or proceedings which have not had and will not have in the aggregate a Material Adverse Effect. There is no litigation at law or in equity, or any proceeding before, or investigation by, any Governmental Authority, pending (or, to the Knowledge of the Company, threatened) against the Company, or any basis therefor, which seeks rescission of, seeks to enjoin the consummation of, or otherwise relates to, this Agreement or any of the transactions contemplated hereby. No judgment, decree or order of any Governmental Authority (a) has been, to the Company's knowledge, issued against any Person (other than the Company) which has had or will have a Material Adverse Effect or (b) has been issued against the Company.

          4.9 Intellectual Property Rights.  For purposes of this Agreement,
              ----------------------------
"Intangibles" shall mean: all trade and product names; foreign letters patent, patents, patent applications, and unpatented proprietary developmental records; trademarks, service marks, logos and copyrights (including registrations and applications); trade secrets, know-how and other proprietary or confidential information; computer software; and other intangible property and rights that are directly or indirectly owned, licensed or otherwise used by the Company.
Schedule 4.9 lists all
significant Intangibles owned or used by the Company.  Except as set forth on
Schedule 4.9, the Company owns or has the valid right to use all Intangibles used in or necessary for the conduct of its Business as presently conducted free and clear of all liens, licenses or encumbrances of any kind. The Company has never received any charge, complaint, claim, demand, or notice alleging any interference, infringement, misappropriation, or violation, including any claim that the Company must license or refrain from using any Intangibles. The use by the Company of the Intangibles does not infringe or misappropriate and has not infringed or misappropriated any rights of any third party, and, to the Company's Knowledge, no activity, except as set forth on Schedule 4.9 hereto, of any third party infringes upon or misappropriates the rights of the Company with respect to any of the Intangibles. The Company does not own any patents, and has no pending patent applications, relating to the Business. Except as set forth on Schedule 4.9 hereto, no other Person has any ownership of or right to use the Intangibles (except such right to use such Intangibles as would not have a Material Adverse Effect) or has notified the Company in writing that it is claiming any ownership of or right to use any Intangibles.

          4.10 Contracts, etc.
               ---------------

                    4.10.1 Certain Contractual Obligations.  Set forth on
                           -------------------------------
               Schedule 4.10.1 hereto is a true and complete list of all of the following Contractual Obligations of the Company:

                           (a) All collective bargaining agreements and other
                    labor agreements, all employment or consulting agreements, and all other plans, agreements, arrangements, practices or other Contractual Obligations (other than any Employee Plan) which constitute Compensation or benefits, including post retirement benefits, to any of the officers or employees or former officers or employees (or any spouse or family member of any such current or former officer or employee) of the Company.

                           (b) All Contractual Obligations under which the
                    Company is or may become obligated to pay any legal, accounting, brokerage, finder's or similar fees or expenses in connection with, or has incurred any severance pay or special Compensation obligations which would become payable by reason of, this Agreement or consummation of the transactions contemplated hereby.

                           (c) All Contractual Obligations (including, without
                    limitation, options) to sell or otherwise dispose of any Assets other than in the Ordinary Course of Business.

                           (d) All Contractual Obligations under which the
                    Company has or will after the Closing have any liability or obligation to or for the benefit of any Existing Stockholder or any other Affiliate of the Company.

                           (e) All Contractual Obligations under which the
                    Company has any liability or obligation for Debt or constituting or giving rise to a Guarantee of any liability or obligation of any Person, or under which any Person has any liability or obligation constituting or giving rise to a Guarantee of any liability or obligation of the Company (including, without limitation, partnership and joint venture agreements).

                           (f) All Contractual Obligations, other than this
                    Agreement, under which the Company is or may become obligated to pay any amount in respect of deferred or conditional purchase price, indemnification obligations, purchase price adjustment or otherwise in connection with any (i) acquisition or disposition of assets or securities,
                    (ii) merger, consolidation or other business combination, or
                    (iii) series or group of related transactions or events of a type specified in subclauses (i) and (ii).

                           (g) All Contractual Obligations for the sale of
                    products or provision of services by the Company that (i) individually involve products or services having a value of at least $100,000, (ii) have a term extending more than one year after the Closing Date, (iii) to which the United States federal government or any state, local or foreign government or any agency or department of any of the foregoing is a party, or (iv) that renders the Company a subcontractor at any tier to any prime Contractual Obligation to which the United States federal government or any state, local or foreign government or any agency or department of any of the foregoing is a party.

                           (h) All purchase obligations (whether or not in the
                    Ordinary Course of Business), which require minimum purchases by the Company.

                           (i) All advertising contracts.

                           (j) All standard forms of purchase orders and sales
                    orders.

                           (k) All leases or other Contractual Obligations
                    (including all amendments) under which any real property or other tangible asset is held or used by the Company.

                       (l) All leases or other Contractual Obligations under
               which the Company is liable as lessor with respect to any real property or other tangible asset.

                       (m) All licenses or other Contractual Obligations
               (including all amendments) under which any Intangible is held or used by the Company.

                       (n) All licenses or other Contractual Obligations under
               which the Company is liable as licensor with respect to any Intangibles.

                       (o) All Contractual Obligations under which the Company
               is or may be prohibited or restricted from competing (i) in any business, (ii) in any geographic area and/or (iii) for any current or potential customers anywhere in the world.

                       (p) All Contractual Obligations (other than purchase
               orders or sales orders) not required to be listed on Schedule
               4.10.1 pursuant to clauses (a) through (n) above which individually involve liabilities of the Company in excess of $100,000.

          The Company has heretofore delivered to the Investors a true and complete copy of each of the Contractual Obligations, or a narrative description of those Contractual Obligations that are not in writing, listed on Schedule 4.10.1 hereto, each as in effect on the date hereof and as it will be in effect at the Closing, including, without limitation, all amendments thereto.

               4.10.2  Nature of Contracts, etc.  Each Contractual Obligation to
                       -------------------------
          which the Company is a party is, and after giving effect to the Closing hereunder and the consummation of the transactions contemplated hereby will be, Enforceable by the Company except for such failures to be so Enforceable as have not had and will not have in the aggregate a Material Adverse Effect. No breach or default by the Company under any Contractual Obligation to which it is a party has occurred and is continuing, and no event has occurred which with notice or lapse of time would constitute such a breach or default or permit termination, modification or acceleration by any other Person under any of such contracts, other than such breaches, defaults and events as have not had and will not have in the aggregate a Material Adverse Effect. No breach or default by the Company under any Contractual Obligation or Legal Requirement to which it is a party or by which it or any of its property is bound or affected with respect to any Government Order. To the Knowledge of the Company, except as set forth on Schedule 4.10.2 hereto, no breach or default by any other Person under any of the foregoing has occurred and is continuing, and no event has occurred which with notice or lapse of time would constitute such a breach or default or permit termination, modification or acceleration by the Company under any of the foregoing, other than breaches, defaults and events which have not had and will not have in the aggregate a Material Adverse Effect.

     4.11 Liabilities.  The Company does not have any liabilities or other
          -----------
obligations, whether absolute, accrued, contingent, due, to become due, or otherwise, other than: (a) obligations and liabilities of the Company set forth on the Balance Sheet (or described specifically in the notes thereto); (b) obligations and liabilities of the Company incurred since the Balance Sheet Date in the Ordinary Course of Business; (c) obligations and liabilities of the Company in respect of Contractual Obligations; and (d) obligations and liabilities of the Company that either individually or in the aggregate will not exceed $25,000.

     4.12 Change in Condition.  From and after the Balance Sheet Date to and
          -------------------
including the date hereof, the Company has conducted its Business only in the Ordinary Course of Business and has maintained the value of its Business as a going concern and, except as set forth on Schedule 4.12, its relationships with customers, distributors, suppliers, vendors, employees, agents and others. Without limiting the generality of the foregoing, except as set forth on
Schedule 4.12, which matters have not had and will not have in the aggregate a Material Adverse Effect, since the Balance Sheet Date the Company has not:

                      (a) Entered into any transaction otherwise than on an
               arms' length basis or any transaction with any Existing Stockholder or any Affiliate thereof (other than the Raymond Redemption Agreement and the Connolly Redemption Agreement);

                      (b) Made any capital expenditure in excess of $100,000
               individually or $500,000 in the aggregate;

                      (c) Incurred or otherwise become liable in respect of any
               Debt, except for borrowings in the Ordinary Course of Business under the Company's Loan and Security Agreement with Heller Financial, Inc., or become liable in respect of any Guarantee;

                      (d) Created or suffered the imposition of any Lien upon
               any assets, whether tangible or intangible, of the Company;

                      (e) (i) Sold, leased to others or otherwise disposed of
               any of its assets, (ii) entered into any Contractual Obligation relating to (A) the purchase of any capital stock of or interest in any Person, (B) the purchase of assets constituting a business or (C) any merger, consolidation or other business combination,
               (iii) canceled or compromised any Debt or claim (other than compromises of accounts receivable in the Ordinary Course of

               Business), (iv) waived or released any right of substantial value or (v) instituted, settled or agreed to settle any material Action;

                    (f) (i) Made any changes in the rate of Compensation of
               any director, officer, employee, or consultant to, or agent of the Company, except for changes in the Ordinary Course of Business to the compensation of Persons other than directors and officers of the Company, or (ii) paid or agreed to pay any extra Compensation to any such Person (including, without limitation, any such payments to be made in connection with and/or from the proceeds of the transactions contemplated hereby);

                    (g) Submitted any material bids or proposals to any third
               party with respect to the Business, or entered into any material contracts, commitments or agreements;

                    (h) Suffered any material damage, destruction or loss
               (whether or not covered by insurance) to any of its assets, whether tangible or intangible;

                    (i) Made any change in its customary methods of accounting or accounting practices, pricing policies or payment or credit practices, or failed to pay any creditor any amount owed to such creditor when due, or granted any extensions of credit other than in the Ordinary Course of Business (it being understood that the consummation of the Reorganization required the Company to change from a cash method to an accrual method of accounting for income tax purposes);

                    (j) Made any Distributions;

                    (k) Entered into any Contractual Obligation to do any of the things referred to in clauses (a) through (i) above; and

                    (l) Suffered or incurred any Material Adverse Effect, nor
               any event or events which in the aggregate will have a Material Adverse Effect.

     4.13  Insurance.  Set forth on Schedule 4.13(a) is a list of all liability
           ---------
(including, without limitation, public liability, products liability and automobile liability), workers' compensation, property, casualty, directors and officers, errors and omissions and other policies by which the Company has been insured since December 31, 1997 and, in the case of liability policies, since December 31, 1995 (the "Insurance Policies"), true and complete copies of which have been furnished to the Investors. Such list includes the type of policy, form of coverage, policy number and insurer, coverage dates, named insured, limit of liability and deductible. Except for the matters set forth on the loss runs annexed to Schedule 4.13(b) and the matters set forth on Schedule 4.13(b), there have been no liability claims which have been made against the Company or, to the Knowledge of the Company, any occurrence which may give rise to any such claim against the Company.

     4.14   Transactions with Affiliates.  All of the Existing Stockholders are
            ----------------------------
officers, directors or employees of the Company.  Except as set forth on
Schedule 4.14(a) (together with the Existing Stockholders relationships described in the preceding sentence, the "Affiliate Relationships"), none of the Affiliates of Existing Stockholders (other than the Company) or of the Company is an officer, director, employee, consultant, competitor, customer, distributor, supplier or vendor of the Company. During the two-year period ending on the Closing Date, (a) the terms of the Affiliate Relationships have not been altered in any respect which has had or will have in the aggregate a Material Adverse Effect, and (b) except as set forth on Schedule 4.14(b), there have been no transactions between the Company, on the one hand, and any Existing Stockholder or any Affiliate thereof, on the other hand, other than the Affiliate Relationships and other relationships, Contractual Obligations and transactions the termination or non-continuation of which has not had and will not have in the aggregate a Material Adverse Effect. Except as set forth on
Schedule 4.14(c), all transactions between the Company on the one hand, and the Existing Stockholders or any Affiliate thereof on the other hand, which occurred during the periods covered by the Financial Statements are reflected in the Financial Statements at amounts which do not overstate the net worth or net income of the Company as compared with fair market values and prices which would have been charged and paid between parties at arms' length at the time of the entering into of the transactions in question.

     4.15   Tax Matters.  Except as set forth on Schedule 4.15:
            -----------

                    4.15.1 all Tax Returns that are required to have been filed by or with respect to the Company have been duly and timely filed in accordance with all applicable Legal Requirements and such Tax Returns are true, correct and complete, and no claim has been made by any taxing authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction,

                    4.15.2 all Taxes due and payable (whether or not shown on any Tax Return) in respect of the Company have been paid in full,

                    4.15.3 the liability of the Company for Taxes (a) did not, as of the date of the most recent financial statements, exceed the accruals for Taxes (excluding any reserve established to reflect timing differences between book and Tax income) set forth on the face of the Balance Sheet (rather than in any notes thereto), and
            (b) will not, as of the Closing Date, exceed the accruals for Taxes liability (excluding any reserve established to reflect timing differences between book and

            Tax income) set forth on the face of the Balance Sheet (rather than in any notes thereto),

                    4.15.4 except as set forth on Schedule 4.15.4, no Tax Return referred to in Section 4.15.1 has been the subject of examination or audit by the Internal Revenue Service ("IRS") or the appropriate state, local or foreign taxing authority,

                    4.15.5 no deficiencies have been asserted or assessments made as a result of any examinations of the Tax Returns referred to in Section 4.15.1 by the IRS and/or a state, local or foreign taxing authority,

                    4.15.6 there is no action, suit, proceeding, audit, claim, deficiency or assessment pending (or, to the Knowledge of the Company, threatened) with respect to any Taxes of the Company, and there are no Liens on or other security interests in any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax other than for current Taxes not yet due and payable,

                    4.15.7 no waivers of statutes of limitations have been given or requested by or with respect to any Taxes of the Company,

                    4.15.8 no powers of attorney with respect to Taxes of the Company are currently in force,

                    4.15.9 the Company does not have any equity interest in another entity that is classified for tax purposes as a corporation or partnership,

                    4.15.10 the Company has not made nor is obligated nor is a party to an agreement that could obligate it to make any compensation-related payments that would not be deductible by reason of Code sections 162, 280G or 404,

                    4.15.11 the Company does not have any liability for the Taxes of any Person under Treas. Reg. (S) 1.1502-6 (and/or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise, or is a party to or bound by any Contractual Obligation relating to any allocation or sharing of Taxes,

                    4.15.12 the Company has provided to the Investors true, complete, and correct copies of all Tax Returns filed by it with taxing authorities since December 31, 1997 and all requests for extensions or waivers and notices or claims given or received with respect thereto,

                    4.15.13 the Company has withheld and paid to the IRS or the appropriate state, local or foreign taxing authority all amounts required to be withheld from the wages of the employees, independent contractors, creditors, stockholders or other third parties of the Company under state law, foreign law and the applicable provisions of the Code,

                    4.15.14 all contributions and other Taxes due from the Company pursuant to any unemployment insurance or workers compensation laws and all sales or use Taxes which are due or payable by the Company prior to the date hereof have been paid in full and will be so paid through the Closing Date, and

                    4.15.15 no consent to the application of Section 341(f) of the Code has been made by or on behalf of the Company with regard to any assets or property held, acquired or to be acquired by the Company.

     4.16   No Illegal Payments, etc. No Existing Stockholder nor the Company,
            ------------------------
nor any of their respective officers, employees or agents, has (a) directly or indirectly given or agreed to give any gift, contribution, payment or similar benefit to any supplier, customer, governmental employee or other Person who was, is or may be in a position to help or hinder the Company (or assist in connection with any actual or proposed transaction) or made or agreed to make any contribution, or reimbursed any political gift or contribution made by any other Person, to any candidate for federal, state, local or foreign public office, in either case (i) which would subject the Company or the Investors to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) the non-continuation of which has had or will have in the aggregate a Material Adverse Effect, or (b) established or maintained any unrecorded fund or asset or made any false entries on any books or records for any purpose.

     4.17  Employee Benefit Plans.
           ----------------------

                4.17.1   Disclosure. Schedule 4.17 sets forth an accurate,
                         ----------
           current and complete list of all Plans. With respect to each Plan, the Company has provided to the Investors accurate, current and complete copies of each of the following: (i) where the plan has been reduced to writing, the plan document together with all amendments;
           (ii) where the plan has not been reduced to writing, a written summary of all material plan terms; (iii) where applicable, copies of any trust agreements, custodial agreements, insurance policies, administration agreements and similar agreements, and investment management or investment advisory agreements; (iv) copies of any summary plan descriptions, employee handbooks or similar employee communications; (v) in the case of any plan, if any, that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination letter from the IRS and a copy of any request for such a determination; (vi) in the case of any funding arrangement, if any, intended to qualify as a VEBA under Section 501(c)(9) of the Code, a copy of the IRS letter determining that it so qualifies; and (vii) in the case of any plan, if any, for which Forms 5500 are required to be filed, a copy of the three most recently filed Forms 5500, with schedules attached. No provision of any Plan would result in any limitation on the ability of the Company to terminate the plan.

                4.17.2     No Defined Benefit Pension Plans. None of the Company
                           --------------------------------
           nor any corporation, trust, partnership or other entity that would be considered as a single employer with the Company under Section 4001(b)(1) of ERISA or Sections 414(b), (c), (m) or (o) of the Code has ever maintained or been required to contribute to any Employee Plan subject to Title IV of ERISA.

                4.17.3     Plan Qualification; Plan Administration; Certain
                           ------------------------------------------------
           Taxes and Penalties. Each Plan that is intended to be qualified under
           -------------------
           Section 401(a) of the Code is so qualified. Each Plan, including any associated trust or fund, has been administered in accordance with its terms and with all applicable Legal Requirements, and nothing has occurred with respect to any Plan that has subjected or could subject the Company to a liability under Section 409 or Section 502 of ERISA or Chapter 43 of Subtitle D or section 6652 of the Code. Each participant directed Pension Plan is an "ERISA Section 404(c) Plan" within the meaning of Department of Labor Regulation Section 1.404
           (c) -1.

                4.17.4     All Contributions and Claims and Premiums Paid.
                           ----------------------------------------------
           Except as set forth on Schedule 4.17.4, all required contributions, assessments and premium payments on account of each Plan have been made. There are no existing (or, to the Knowledge of the Company, threatened) lawsuits, claims or other controversies relating to a Plan, other than routine claims for information or benefits in the normal course. No Plan is the subject of examination by a government agency or a participant in a government sponsored amnesty, voluntary compliance or similar program.

                4.17.5     Retiree Benefits; Certain Welfare Plans. Except as
                           ---------------------------------------
           set forth on Schedule 4.17.5, other than as required under Section 601 et seq. of ERISA, no Plan that is a Welfare Plan provides benefits or coverage following retirement or other termination of employment. Each welfare benefit trust or fund that constitutes or is associated with a Plan and that is intended to be exempt from federal income tax under Section 501(c)(9) of the Code is so exempt.

     4.18  Environmental Matters. There is no Action pending or, to the
           ---------------------
Knowledge of the Company, threatened, against the Company in respect of (a) noncompliance by the Company with any Environmental Law or (b) release into the environment of any pollutant, contaminant or toxic or hazardous material, substance or waste, whether solid, liquid or gas, (each a "Hazardous Substance") on, at or from any property presently occupied or operated by the Company. Except as set forth on Schedule 4.18, there has been no release or threatened release of Hazardous

Substances on, upon, into or from any site currently or heretofore owned, leased or otherwise used by the Company, other than such releases or threatened releases that in the aggregate have not had and will not have a Material Adverse Effect. Except as set forth on Schedule 4.18, to the Knowledge of the Company, there have been no Hazardous Substances generated by the Company that have been disposed of or come to rest at any site that has been included in any published U.S. federal, state or local "superfund" site list or any other similar list of hazardous or toxic waste sites published by any governmental authority in the United States. Except as set forth on Schedule 4.18, to the Knowledge of the Company, there are no underground storage tanks located on, no polychlorinated biphenyls ("PCBs") or PCB-containing equipment used or stored on, and no hazardous waste as defined by the Resource Conservation and Recovery Act, as amended, stored on, any site owned or operated by the Company, except for the storage of hazardous waste in quantities that are used by the Company in the Ordinary Course of Business.

     4.19  Labor Relations. None of the employees of the Company is represented
           ---------------
by a labor union, and no petition has been filed, nor has any proceeding been instituted by any employee or group of employees with any labor relations board or commission seeking recognition of a collective bargaining representative. To the Knowledge of the Company, there is no organizational effort currently being made or threatened by or on behalf of any labor union to organize any employees of the Company, and no demand for recognition of any employees of the Company has been made by or on behalf of any labor organization. Except as set forth on
Schedule 4.19, to the Knowledge of the Company, there is no pending or threatened employee strike, work stoppage or labor dispute with respect to any employees of the Company. Except as set forth on Schedule 4.19, there are no controversies or disputes pending between the Company on the one hand and any of its employees on the other hand before any court, commission, board, agency, arbitrator, grievance procedure or any other forum.

     4.20  Government Contracts and Subcontracts. Except as set forth on
           -------------------------------------
Schedule 4.20, the Company has received no written claims, penalties, or causes or action against the Company the basis of which is an actual or alleged violation of, or noncompliance with, any applicable law, regulation or order (a) related to a Contractual Obligation between the Company and the United States federal government or any other state, local or foreign government or any division or agency of any of the foregoing (a "Government Contract"), which contract relates or related to the Business or (b) related to a Contractual Obligation between the Company and any other party, which Contractual Obligation relates or related to the Business and renders or rendered the Company a subcontractor at any tier to a prime Contractual Obligation with the United States federal government or any other state, local or foreign government or any division or agency of any of the foregoing (a "Government Subcontract"). Except as set forth on Schedule 4.20, to the Company's Knowledge, there is no reasonable basis for any claim, penalty or cause of action against the Company alleging a violation of, or noncompliance with, any applicable law, regulation or order related to any Government Contract or Government Subcontract to which the Company is a party and that relates or related to the Business, except for such claims, penalties or causes of action as do not, in the aggregate, have a Material Adverse Effect. For purposes of this Section 4.20, claims, penalties and causes of action alleging a violation of, or noncompliance with, any applicable law, regulation or order include, but are not limited to, those purporting to be based on failure to comply with cost accounting standards, allowable costs, allocation of costs, omissions or errors in disclosure statements, or defective pricing.

     4.21  Officers, Directors and Employees.  Schedule 4.21(a) sets forth: (a)
           ---------------------------------
the name, title and total compensation of each officer and director of the Company (after giving effect to the Reorganization); (b) the name, title and total compensation of each other employee, consultant, agent or other representative of the Company (after giving effect to the Reorganization) whose current or committed annual rate of compensation (including bonuses and commissions) exceeds $70,000. Except as set forth on Schedule 4.21(b) and except for Barry Raymond and Jerry Connolly, none of such persons has stated orally or in writing that he or she will cancel or otherwise terminate such person's relationship with the Company.

     4.22  Customers and Suppliers. Except as set forth on Schedule 4.22, since
           -----------------------
the Balance Sheet Date, (a) no significant customer (or group of customers which in the aggregate is significant) of the Business has given the Company notice or, to the Knowledge of the Company, has taken any other action which has given the Company any reason to believe that such customer (or group of customers) will cease to purchase services or reduce significantly the amount of services purchased from the Company and (b) no significant vendor (or group of vendors which in the aggregate is significant) of the Business has given the Company notice or, to the Knowledge of the Company, has taken any other action which has given the Company any reason to believe that such vendor (or group of vendors) will cease to supply or adversely change its price or terms to the Company of any products or services.

     4.23  Customer Warranty Coverage. Schedule 4.23 contains a complete list
           --------------------------
and description of all express warranty coverages (including terms of such coverages, expiration dates, and estimated amounts of liability) extended by Company for repair or replacement of defective products or service related to the Business, as of the date indicated thereon, other than those contained in Contractual Obligations listed on Schedule 4.10.1. The Company has not received written notice of any outstanding, pending or threatened claims based on such warranty coverage, except as set forth on Schedule 4.23.

     4.24  Key-Man Life Insurance.  The Company has in place a "key-man" life
           ----------------------
insurance policy, in the amount of six million ($6,000,000), on Nooruddin S. Karsan such policy being payable to the Company.

     4.25  Financial Advisory, Finder's or Broker's Fees. Except for the
           ---------------------------------------------
Shattan Group LLC and Robert W. Baird & Co., no financial advisor, finder agent or similar intermediary (a "Financial Advisor") has acted on behalf of the Existing Stockholders or the Company in connection with this Agreement or the transactions contemplated hereby, and, except for the aggregate fee of one million three hundred sixty-two thousand dollars ($1,362,000) to be paid to the Shattan Group LLC and Robert W. Baird & Co., there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Existing Stockholders or the Company or on any action taken by the Existing Stockholders or the Company.

     4.26  No Governmental Consent or Approval Required.  Except as disclosed on
           --------------------------------------------
Schedule 4.26 and except for (a) filings required by the HSR Act, if any, and
(b) federal or state securities law filings which have been made or which will be made in a timely manner, no authorization, consent, approval or other order of, declaration to, or filing with, any Governmental Authority or any other Person is required for or in connection with the valid and lawful (i) authorization, execution and delivery of any of the Transaction Documents by the Company or (ii) the authorization, issuance, sale and delivery of the Purchased Securities by the Company.

     4.27  Disclosure. Neither this Agreement (including, without limitation,
           ----------
the Schedules hereto) nor the Financial Statements, the Offering Memorandum (taken as a whole), nor any certificate furnished or to be furnished by or on behalf of the Company or the Existing Stockholders, contains or will contain any untrue statement of a material fact. This Agreement (including, without limitation, the Schedules hereto), the Financial Statements and the Offering Memorandum do not, considered as a whole, omit to state a material fact necessary in order to make the statements contained herein and therein not misleading.

     5.       REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

     In order to induce the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby, each Investor represents and warrants, severally as to itself, to the Company as follows:

     5.1      Corporate Matters.  Each Investor that is not a individual is a
              -----------------
corporation, limited partnership, general partnership or limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, and each Investor has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

     5.2      Authorization and Enforceability.  Each of this Agreement, the
              --------------------------------
Stockholders Agreement and a Call Right Agreement has been duly authorized, executed and delivered by such Investor that is a party thereto, and is Enforceable against such Investor.

     5.3      Non-Contravention, etc. Neither the execution, delivery nor
              ----------------------
performance of this Agreement nor the consummation of the transactions contemplated hereby does or will constitute, result in or give rise to any breach or violation of, or any default or right or cause of action under, any Contractual Obligation of or the agreement of limited partnership of such Investor or any Legal Requirement applicable to such Investor. No approval, consent, waiver, authorization or other order of, and no declaration, filing, registration, qualification or recording with, any Governmental Authority or any other Person, including, without limitation, any party to any Contractual Obligation of the Investor, is required to be obtained or made by or on behalf of the Investor in connection with the execution, delivery or performance of this Agreement and the transactions contemplated hereby by such Investor, except for (a) filings required by the HSR Act, if any, and (b) items which shall have been obtained or made and shall be in full force and effect at the Closing.

     5.4      Investment Intent. Such Investor is acquiring the Purchased
              -----------------
Securities or the Shattan Warrants for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof. Such Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, and the Investor can bear the risk of loss of the entire value of its investment in the Company. Such Investor acknowledges that the Purchased Securities have not been registered or qualified under any federal or state securities laws, and may not be offered, sold, transferred, pledged, hypothecated or otherwise assigned unless they are registered under the Securities Act of 1933 and any applicable "Blue Sky" laws of any state or an exemption from such registration is available and that the Company, in issuing the stock and securities hereunder is relying upon, among other things, the representations and warranties of such Investor contained in this Section 5. Such Investor has been provided access to such information and documents regarding the Company as the Investor has requested and has been afforded an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this Agreement and the Purchased Securities.

     5.5      Finder's or Broker's Fees. Such Investor represents and warrants
              -------------------------
to the Company that no Financial Advisor has acted on behalf of such Investor in connection with this Agreement or the transactions contemplated hereby and that there are no brokerage commissions, finders' fees, or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Investor or on any action taken by such Investor.

     6.       CERTAIN AGREEMENTS OF THE PARTIES.

     6.1      Exclusivity. Until the earlier of December 31, 1999 and a
              -----------
termination by Parthenon pursuant to Section 11.1(a) or such date as the parties may otherwise agree in writing upon (the "Exclusivity Period"), the Company will not and will cause all employees, representatives and agents of the Company not to, directly or indirectly, solicit or initiate or enter into discussions or transactions or Contractual Obligations with or encourage or provide any information to any Person (other than the Investors and its designees) concerning any sale of stock by (or by the stockholders of), or any merger or share exchange or sale or other disposition of securities or substantial assets or recapitalization or any similar transaction involving, the Company. During the Exclusivity Period, the Company will notify Parthenon immediately upon becoming aware that any Person has made any proposal, offer, inquiry, or contact with respect to any such transaction.

     6.2      Access to Premises and Information. Prior to the Closing, the
              ----------------------------------
Company will permit the Investors and their prospective investors and lenders and their respective authorized representatives to have full access to their premises and documents, books and records and to make copies during normal business hours of such financial and operating data and other information with respect to the Company as the Investors, such investors or lenders, or any of their representatives shall reasonably request. The Company will cause to be delivered such additional information and copies of documents, books and records relating to the Company as may be reasonably requested by the Investors, such investors or lenders, or any of their representatives.

     6.3      Operation of Business in the Ordinary Course. On and prior to the
              --------------------------------------------
Closing Date, the Company will conduct the Business only in the Ordinary Course of Business, and will use all commercially reasonable efforts to maintain the value of the Business as a going concern and the relationships of the Company with customers, suppliers, vendors, employees, agents and others. Without limiting the generality of the foregoing, except for the transactions specifically contemplated hereunder or as set forth on Schedule 6.3 and except for its continuing negotiation for the disposition of its temporary and "temporary to permanent" staffing division, without the written consent of Parthenon, from and after the date hereof the Company will conduct itself so that the Company would not be in violation of Section 4.12 of this Agreement if such Section were applicable during the period from and after the date hereof to and including the Closing Date.

     6.4      Certain Notices of Material Developments, etc. Prior to the
              ---------------------------------------------
Closing, the Company will give the Investors written notice of any material development affecting the Business, or the financial condition or prospects of the Company; provided, however, that no such disclosure shall be deemed to amend
             --------  -------
any Schedule hereto, or prevent or cure any breach of or inaccuracy in, or disclose any exception to, any of the representations and warranties set forth herein. Prior to the Closing, each party will give the other prompt written notice upon becoming aware of any breach of or inaccuracy in any representation or warranty of such notifying party; provided, however, that no such disclosure
                                     --------  -------
shall be deemed to amend any Schedule hereto, or prevent or cure any breach of or inaccuracy in, or disclose any exception to, any of the representations and warranties set forth herein.

     6.5      Preparation for Closing.  Each party will use all commercially
              -----------------------
reasonable efforts to bring about the fulfillment of each of the conditions precedent set forth in this Agreement and to consummate the transactions contemplated in the Recitals.

     6.6      Expenses of Transaction. All costs and expenses (including legal
              -----------------------
fees and expenses) incurred by the Investors and the Company in connection with this Agreement and the transactions contemplated hereby (including the senior credit facility with Fleet National Bank) shall be paid by the Company.

     6.7      Public Announcement. No public announcement shall be made by any
              -------------------
party with respect to the consummation of the transactions contemplated hereby or the terms thereof without the prior consent of the Investor and the Company; provided, however, that this Section 6.7 shall not prohibit (a) any disclosure
--------  -------
by any Investor in the ordinary course to any of its investors, (b) any disclosure required by law, or (c) any disclosure made in connection with the enforcement of any right or remedy relating to this Agreement or the transactions contemplated hereby.

     6.8      Confidentiality Covenants of the Company. The Company will not,
              ----------------------------------------
and will cause its Affiliates not to, at any time after the Closing, directly or indirectly, without the prior written consent of Parthenon, disclose or use, in any way harmful to the Investors, or otherwise contrary to the interests of the Investors, any confidential or proprietary information involving or relating to any Investor; provided, however, that the information subject to the foregoing
              --------  -------
provisions of this sentence shall be deemed not to include any information known generally in the industry (other than as a result of disclosure in violation hereof by either the Company or any such Affiliate thereof); and provided,
                                                                 --------
further, that the provisions of this Section 6.8 shall not prohibit any
-------
retention of records or disclosure required by law or made in connection with the enforcement of any right or remedy relating to this Agreement or the transactions contemplated hereby.

     6.9      Management Option Plan. As soon as reasonably possible following
              ----------------------
the Closing, the Company agrees to establish an option plan for the purpose of granting options to members of the Company's management, including options to acquire 7,000 shares of Class A Common Stock to be granted to individuals designated by the Company's Board of Directors following the Closing.

     6.10     Senior Credit Facility. On or before December 24, 1999, the
              ----------------------
Company shall have entered into a senior credit facility with Fleet National Bank, in accordance with the terms described in the commitment letter of Fleet National Bank dated December 15, 1999, and otherwise on terms reasonably satisfactory to Parthenon.

     6.11     "Key-Man" Life Insurance. Within 90 days of the Closing, the
               -----------------------
Company shall have obtained a "key-man" life insurance policy on Nooruddin S. Karsan, such policy being payable to the Company, in the amount of four million ($4,000,000), such policy to contain such other terms and from such insurer as may be reasonably satisfactory to the Investors or shall have increased its current key-man life insurance policy to provide for a total of ten million ($10,000,000) in key-man life insurance.

     7.       CONDITIONS TO THE OBLIGATION TO CLOSE OF THE INVESTORS.

     The obligations of the Investors to consummate the transactions contemplated by this Agreement and complete the Closing are subject to the satisfaction, at or prior to the Closing, of all of the following conditions, compliance with which, or the occurrence of which, may be waived prior to the Closing in writing by each Investor in its sole discretion:

     7.1    Representations, Warranties and Covenants.  All representations and
            -----------------------------------------
warranties of the Company contained in this Agreement shall be true and correct as of the Closing Date with the same force and effect as if made at and as of the Closing (except that representations and warranties made as of a specific date shall continue to be true and correct as at such date). The Company shall have performed and satisfied all covenants and agreements required by this Agreement to be performed or satisfied prior to the Closing. The Company shall have furnished to the Investors an unqualified certificate, dated the Closing Date, to the effect that the conditions specified in this Section 7.1 have been satisfied.

     7.2    No Material Adverse Change.  Without limiting the generality of
            --------------------------
Section 7.1, since the Balance Sheet Date, no Material Adverse Effect shall have occurred, nor shall any event or events have occurred which could reasonably be expected in the aggregate to have a Material Adverse Effect.

     7.3    Consents, Approvals, etc.   To the extent required thereunder, the
            -------------------------
Company shall have secured written consents or waivers under all Contractual Obligations in a manner reasonably satisfactory in form and substance to the Investors, necessary to permit the consummation of the transactions contemplated hereby or otherwise reasonably requested by the Investors. The Company shall have caused to have been obtained or made and be in full force and effect all approvals, consents, waivers, authorizations and other orders of, and declarations, filings, registrations, qualifications and recordings with, any Governmental Authority (the "Government Approvals") necessary to be obtained or made by the Company, in order to permit the consummation of the transactions contemplated hereby or otherwise reasonably requested by the Investors.

     7.4    Transaction Agreements.  The parties thereto, other than the
            ----------------------
Investors, shall have executed and delivered the Stockholders Agreement, Registration Rights Agreement, each Investor Put Agreement and each Call Right Agreement. The Company shall have filed the Amended and Restated Articles of Incorporation. Existing Stockholders (other than Barry Raymond and Jerry Connolly) who hold Class A Common Stock of RK Holdings' immediately prior to the Closing which represents at least 80% of the outstanding Class A Common Stock of RK Holdings immediately prior to the Closing (assuming the redemption of all common stock held by Barry Raymond and Jerry Connolly) shall have executed and delivered the Stockholders Agreement.

     7.5    Indebtedness.  All obligations of the Company in respect of Debt
            ------------
outstanding immediately prior to the closing shall be prepaid in full by the Company.

     7.6    Litigation.  No action or proceeding shall have been instituted at
            ----------
or prior to the Closing before any court, arbitrator or other governmental body by any Person or instituted or threatened by any Governmental Authority, relating to this Agreement or any of the transactions contemplated hereby or against the Company, any Existing Stockholder or any Investor, the result of which could prevent or make illegal the consummation of any such transaction or could otherwise have a material adverse effect on any Investor or have a Material Adverse Effect.

     7.7    Corporate Proceedings.  All corporate proceedings, including the
            ---------------------
Reorganization of the Company described in the Preamble, required to be taken on the part of the Company in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory to the Investors. The Investors shall have received copies of officers' certificates, secretary's certificates, good standing certificates, incumbency certificates and other customary closing documents as the Investors may reasonably request in connection with the transactions contemplated hereby.

     7.8    Opinion of Counsel.  The Company shall have furnished the Investors
            ------------------
with a favorable opinion of Pepper Hamilton, LLP in form and substance reasonably satisfactory to each Investor or its counsel.

     7.9    Redemption of Stock.  The Company shall have redeemed all the
            -------------------
capital stock owned by Barry Raymond and Jerry Connolly pursuant to the Raymond Redemption Agreement and the Connolly Redemption Agreement for an aggregate price of $7,338,564 on terms reasonably satisfactory to the Investors.

     7.10   Financing.  The Company shall have obtained a firm commitment letter
            ---------
from Fleet National Bank for a senior credit facility in a minimum principal amount of $10 million in a form and on terms reasonably satisfactory to Parthenon.

     7.11   Management Agreement.  The Company and Parthenon Capital, Inc. shall
            --------------------
enter into a Management Agreement in substantially the form of Exhibit G attached hereto.

     8.     CONDITIONS TO THE OBLIGATION TO CLOSE OF THE COMPANY.

     The obligation of the Company to consummate the transactions contemplated by this Agreement and complete the Closing are subject to the satisfaction, at or prior to the Closing, of all of the following conditions, compliance with which, or the occurrence of which, may be waived prior to the Closing in writing by the Company in its sole discretion:

     8.1    Representations, Warranties and Covenants.  All representations and
            -----------------------------------------
warranties of the Investors contained in this Agreement shall be true and correct as of the Closing with the same force and effect as if made at and as of the Closing (except that representations and warranties made as of a specific date shall continue to be true and correct as at such date). Each Investor shall have performed and satisfied all covenants and agreements required by this Agreement to be performed or satisfied by such Investor at or prior to the Closing. Each Investor shall have furnished to the Company an unqualified certificate, dated the Closing Date, to the effect that the conditions specified in this Section 8.1 have been satisfied.

     8.2    Consents, Approvals, etc.   Each Investor shall have secured written
            -------------------------
consents or waivers under all Contractual Obligations of such Investor, in a manner reasonably satisfactory in form and substance to the Company, necessary to permit the consummation of the transactions contemplated hereby or otherwise reasonably requested by the Company. Each Investor shall have caused to have been obtained or made and be in full force and effect all Government Approvals necessary to be obtained or made by such Investor, in order to permit the consummation of the transactions contemplated hereby or otherwise reasonably requested by the Company.

     8.3    Transaction Agreements.  Each Investor shall have executed and
            ----------------------
delivered the Stockholders Agreement and each of Parthenon, Shad Run and TSG shall have executed and delivered a Call Right Agreement.

     8.4    Corporate Proceedings.  All partnership or limited liability company
            ---------------------
proceedings required to be taken on the part of each Investor in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory to the Company. The Company shall have received copies of officers' certificates, secretary's certificates, good standing certificates, incumbency certificates and other customary closing documents as the Company may reasonably request in connection with the transactions contemplated hereby.

     8.5    Opinion of Counsel.  Parthenon Investors shall have furnished the
            ------------------
Company with a favorable opinion of Ropes & Gray in form and substance reasonably satisfactory to the Company or its counsel.

     9.     INDEMNIFICATION.

     9.1    Indemnification.  Subject to the limitations set forth in this
            ---------------
Section 9, the Company shall indemnify and hold harmless, to the fullest extent permitted by law, the Investors, their officers, directors, employees, agents and Affiliates (collectively, the "Investor Indemnitees"), from, against and in respect of any Losses arising from or related to any of the following:

                 9.1.1 any breach or default in performance by the Company of any covenant or agreement contained in this Agreement or any Transaction Agreement; and

                 9.1.2 any breach of any representation or warranty made by the
            Company in this Agreement, any Transaction Agreement or in any certificate, instrument or other document delivered by or on behalf of the Company pursuant hereto or thereto (as each such representation or warranty would read if all qualifications as to materiality (including without limitation in the definition of Material Adverse Effect) were deleted therefrom).

     9.2    Limitations.  The Company shall not have any obligation to indemnify
            -----------
any Investor Indemnitee pursuant to Section 9.1 unless and until the aggregate of all such individual Losses incurred or sustained by all Investor Indemnitees in respect of Section 9.1 exceeds $150,000, whereupon the Company shall be obligated in respect of all such Losses; provided, however, that the foregoing
                                         --------  -------
limitation shall not apply to Losses arising from (a) any claim with respect to the representations and warranties contained in Section 4.2 or (b) any claim based upon fraud or intentional misrepresentation.

     9.3    Nature and Survival of Claims; Time Limits.  All representations and
            ------------------------------------------
warranties made herein or in any Transaction Agreement or pursuant hereto or thereto or in connection with the transactions contemplated hereby and thereby shall, regardless of any investigation made at any time by or on behalf of any party hereto or of any information any party may have in respect thereof, survive the Closing and continue in effect until the thirty-sixth (36th) month anniversary of the Closing Date except for representations and warranties contained in Sections 4.2 and 5.3, which will continue in full force and effect indefinitely, and except for the representations and warranties contained in
Section 4.5, 4.15, 4.16 and 4.17.3 which shall survive until sixty (60) days following the expiration of the applicable statute of limitations. Any claim for indemnification pursuant to this Section 9 as a result of any breach of representation or warranty must be made within the period of time during which such representation or warranty survives the Closing. Any claim described in the preceding sentence made within the applicable time period (and, to the extent of such claim, any representation or warranty upon which such claim is based) shall survive thereafter until such claim is finally resolved. For purposes of this
Section 9, any claim for indemnification shall be duly made by giving written notice of such claim to the Company. The covenants and agreements of the parties set forth in this Agreement shall survive indefinitely.

     10.    DEFINITIONS.

     10.1   Cross Reference Table.  The following terms defined elsewhere in
            ---------------------
this Agreement in the Sections set forth below shall have the respective meanings therein defined:

     Term                          Definition
     ----                          ----------
"Affiliate Relationships"          Section  4.14
"Agreement"                        Preamble
"Assets"                           Section 4.4
"Cash Adjustment"                  Section 2.4
"Cash Investment"                  Section 2.1
"Cash Warrants"                    Recitals
"Class A Common Stock"             Recitals
"Class A Warrants"                 Recitals

"Class B Common Stock"             Recitals
"Class B Warrants"                 Recitals
"Closing"                          Section 3.1
"Closing Date"                     Section 3.1
"Company"                          Preamble
"Connolly Redemption Agreement"    Recitals
"Exclusivity Period"               Section 6.1
"Final Termination Date"           Section 11.1
"Financial Advisor"                Section 4.25
"Financial Statements"             Section 4.3.1
"Government Approvals"             Section 7.3
"Government Contract"              Section 4.20
"Government Subcontract"           Section 4.20
"Hazardous Substance"              Section 4.18
"Insurance Policies"               Section 4.13
"Intangibles"                      Section 4.9
"Interim Financials"               Section 4.3.1.
"Investor"                         Preamble
"Investor Warrants"                Recitals
"IRS"                              Section 4.15.4
"Leases"                           Section 4.7.2
"Losses"                           Section 9.1
"Pro Formas"                       Section 4.3.1
"Projections"                      Section 4.3.1
"Put Right"                        Recitals
"Purchased Securities"             Recitals
"Raymond Redemption Agreement"     Recitals
"Reorganization"                   Recitals
"Seller Warrants"                  Section 2.2
"Shattan Warrants"                 Recitals
"Six Month Financials"             Section 4.3.1
"Warrant"                          Recitals
"Year End Financials"              Section 4.3.1

     10.2   Certain Definitions.  The following terms shall have the following
            -------------------
meanings:

     "1999 Continuing Revenue" shall be calculated based upon amounts included
      -----------------------
in the 1999 Financial Statements and shall mean the amount calculated by subtracting (i) revenue of the Discontinued Businesses from (ii) total revenues of the Company; provided, however, that revenue of the Discontinued Businesses
                --------  -------
referred to in (i) shall not include the revenue of Discontinued Businesses that are accounted for as discontinued operations in accordance with GAAP.

     "1999 Financial Statements" shall mean the audited combined financial
      -------------------------
statements as of and for the year ended December 31, 1999, together with the footnotes thereto and the unqualified report thereon by the Company's independent accountants. The audited combined financial statements as of and for the year ended December 31, 1999 are to be prepared in accordance with GAAP, consistently applied in relation to the Financial Statements.

     The Company's independent accountants for the purposes of the 1999 Financial Statements shall be a "Big Five" public accounting firm.

     "Action" shall mean any action, cause of action or suit (in contract or
      ------
tort or otherwise), arbitration or other proceeding by or before any Governmental Authority.

     "Adjusted EBITDA" shall mean EBITDA:
      ---------------

     (i) plus or minus the amount of EBITDA of the Discontinued Businesses to the extent that EBITDA has been reduced or increased, respectively, thereby. The amount of EBITDA of the Discontinued Businesses must be calculated in accordance with GAAP, on a basis that is consistent with the preparation of the Financial Statements and 1999 Financial Statements, and in a manner that is consistent with the Company's historical calculations of EBITDA of the Discontinued Businesses. Only expenses directly attributable to the Discontinued Businesses should be included in the calculation of EBITDA; in no event shall any allocations of general corporate or other expenses be included in such calculation;

     (ii) plus a pro forma adjustment of $200,000, representing Barry Raymond's 1999 annual compensation;

     (iii) plus or minus adjustments (i) to eliminate the effects of expenses which were excessive or insufficient in prior periods and (ii) to eliminate the effects of policies or approaches used in preparation of the December 31, 1999 audited financial statements that are different from historic practices or future practices of the Company.

     "Affiliate" shall mean, as to any specified Person at any time, (i) each
      ---------
Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such specified Person at such time, (ii) each Person who is or has been within two years prior to the time in question an officer, director or direct or indirect beneficial holder of at least 5% of any class of the outstanding capital stock or other equity interests of such specified Person and the Members of the Immediate Family of each such officer, director or holder, and (iii) each Person of which such specified Person or an Affiliate (as defined in clauses (i) or (ii) above) thereof shall, directly or indirectly, beneficially own at least 5% of any class of outstanding capital stock or other evidence of beneficial interest at such time; provided, however,
                                                             --------  -------
that from and after the

Closing, the Company, the Existing Stockholders and each of their Affiliates shall be deemed not to be Affiliates of the Investor, and the Investor shall be deemed not to be an Affiliate of the Company or the Existing Stockholders and such Persons, for any purposes of this Agreement. With respect to any natural Person, "Affiliate" shall also include without limitation Members of the Immediate Family of such natural Person.

     "Balance Sheet Date" shall mean June 30, 1999.
      ------------------

     "Business" shall mean the business of the Company, including, without
      --------
limitation, as such business is reflected in the Offering Memorandum.

     "By-laws" shall mean by-laws and other similar provisions (other than the
      -------
Charter) relating to the management, governance or internal regulation of a Person (other than an individual) or interpretative of the Charter of such Person, each as from time to time in effect.

     "Call Right Agreement" shall mean a Call Right Agreement dated the Closing
      --------------------
Date between the Company and each of Parthenon, Shad Run and TSG substantially in the form attached hereto as Exhibit H.

     "Charter" shall mean the certificate or articles of incorporation or
      -------
organization, operating agreement, statute, constitution, joint venture or partnership agreement or articles or other charter or governing documents of any Person (other than an individual), each as from time to time in effect.

     "Code" shall mean the federal Internal Revenue Code of 1986 or any
      ----
successor statute, and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

     "Compensation," as applied to any Person, shall mean all salaries,
      ------------
compensation, remuneration or bonuses, and all retirement, vacation, insurance or other fringe benefits paid or provided, directly or indirectly, by the Company to such Person or Members of the Immediate Family of such Person.

     "Contractual Obligation" shall mean, with respect to any Person, any
      ----------------------
contract, agreement, understanding, deed, mortgage, lease, license, commitment, undertaking, arrangement or understanding, written or oral, or other document or instrument, excluding the Charter and By-laws of such Person, to which or by which such Person is a party or otherwise subject or bound or to which or by which any property or right of such Person is subject or bound.

     "Debt" of any Person means all obligations of such Person (i) for borrowed
      ----
money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the Ordinary Course of

Business), (iv) under capital leases and (v) in the nature of Guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

     "Discontinued Businesses" shall mean (i) the business of developing,
      -----------------------
marketing, licensing, installing and maintaining the searcher software product, which the Company refers to as its searcher business, (ii) the business of supplying customers with light industrial and clerical workers on a temporary basis, which the Company refers to as its temporary staffing business, (iii) the business of performing contingency and retainer-based searches for physical therapists for the home health industry, which the Company refers to as its home health business, (iv) the business of implementing enterprise resource planning software in Puerto Rico, and (v) the permanent placement revenue and expenses directly generated by Lamb, Dimke, Brooks and Zemper. Notwithstanding this definition, none of these businesses will be considered Discontinued Businesses for purposes of calculating Adjusted EBITDA if these businesses have not been
                                                                     ---
disposed of or otherwise shutdown by February 28, 2000.

     "Distribution" shall mean, with respect to the capital stock of or other
      ------------
evidence of beneficial interest in any Person, (i) the declaration or payment of any dividend on or in respect of any shares of any class of such capital stock or beneficial interest; (ii) the purchase, redemption or other retirement of any shares of any class of such capital stock or beneficial interest, directly, or indirectly through a Subsidiary or otherwise; (iii) any other distribution on or in respect of any shares of any class of such capital stock or beneficial interest, or on or in respect of any stock appreciation or similar right, and
(iv) any payment or other transfer of all or any part of any interest in any asset to any Affiliate, other than the Company.

     "Employee Plan" shall mean any plan, program, agreement, policy or
      -------------
arrangement (a "plan"), whether or not reduced to writing, that is (i) a welfare benefit plan within the meaning of Section 3(1) of ERISA (a "Welfare Plan");
(ii) a pension benefit plan within the meaning of Section 3(2) of ERISA (a "Pension Plan"); (iii) a stock bonus, stock purchase, stock option, restricted stock, stock appreciation right or similar equity-based plan; or (iv) any other deferred-compensation, retirement, welfare-benefit, bonus, incentive or fringe-benefit plan.

     "Enforceable" shall mean, with respect to any Contractual Obligation stated
      -----------
to be Enforceable by or against any Person, that such Contractual Obligation is a legal, valid and binding obligation enforceable by or against such Person in accordance with its terms, except to the extent that enforcement of the rights and remedies created thereby is subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

     "ERISA" shall mean the federal Employee Retirement Income Security Act of
      -----
1974 or any successor statute, and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

     "Existing Stockholders" shall mean all stockholders and optionholders of
      ---------------------
the Company (other than the Investors) at the time of the Closing, it being understood that Barry Raymond and Jerry Connolly will not be stockholders of the Company at the time of Closing.

     "GAAP" shall mean United States generally accepted accounting principles as
      ----
set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in other such statements by such other entity as have been approved by a significant segment of the accounting profession, as in effect for the relevant time period.

     "Governmental Authority" shall mean any U.S. Federal, state or local or any
      ----------------------
foreign government, governmental authority, regulatory or administrative agency, board, governmental commission, court or tribunal (or any department, bureau or division thereof) or any arbitral body.

     "Government Order" shall mean any order, writ, judgment, injunction,
      ----------------
decree, stipulation, determination or award entered by or with any Governmental Authority.

     "Guarantee" shall mean (i) any guarantee of the payment or performance of,
      ---------
or any contingent obligation in respect of, any indebtedness or other obligation of any other Person, (ii) any other arrangement whereby credit is extended to one obligor on the basis of any promise or undertaking of another Person (A) to pay the indebtedness of such obligor, (B) to purchase any obligation owed by such obligor, (C) to purchase or lease assets (other than inventory in the ordinary course of business) under circumstances that would enable such obligor to discharge one or more of its obligations, or (D) to maintain the capital, working capital, solvency or general financial condition of such obligor, and
(iii) any liability as a general partner of a partnership or as a venturer in a joint venture in respect of indebtedness or other obligations of such partnership or venture.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of
      -------
1976, as amended.

     "Investment" shall mean (i) any share of capital stock, partnership or
      ----------
other equity interest, evidence of indebtedness or other security issued by any other Person, (ii) any loan, advance, prepayment or extension of credit to, or contribution to the capital of, any other Person (other than the creation of receivables which comply with the provisions of Section 4.5 hereof), (iii) any acquisition of a business of any other entity or (iv) any commitment or option to make any Investment.

     "Investor Put Agreement" shall mean an Investor Put Agreement dated the
      ----------------------
Closing Date between the Company and each of Parthenon, Shad Run and TSG substantially in the form of Exhibit I.

     "Knowledge" shall mean, with respect to a Person, the knowledge after
      ---------
reasonable inquiry of the specified Person. In the case of the knowledge of the Company, knowledge shall include the knowledge after reasonable investigation of Rudy Karsan, Barry Raymond, Bill Erickson, Don Volk, Elliot Clark, Tom Connolly, Greg Gunther, Kevin Hudson, Troy Kanter, Grant Parker, and Anita Sakuru.

     "Legal Requirement" shall mean any federal, state, local or foreign law,
      -----------------
statute, standard, ordinance, code, order, rule, regulation, resolution or promulgation, or any order, judgment or decree of any Governmental Authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force and effect of law.

     "Lien" shall mean any mortgage, pledge, lien, security interest, charge,
      ----
claim, equity, encumbrance, restriction on transfer, conditional sale or other title retention device or arrangement (including, without limitation, a capital lease), transfer for the purpose of subjection to the payment of any indebtedness, or restriction on the creation of any of the foregoing, whether relating to any property or right or the income or profits therefrom; provided,
                                                                      --------
however, that the term "Lien" shall not include (i) statutory liens for Taxes to
-------
the extent that the payment thereof is not in arrears or otherwise due, (ii) encumbrances in the nature of zoning restrictions, easements, rights or restrictions of record on the use of real property if the same do not detract from the value of such property or impair its use in the Business as currently conducted, (iii) statutory or common law liens to secure landlords, lessors or renters under leases or rental agreements confined to the premises rented to the extent that no payment or performance under any such lease or rental agreement is in arrears or is otherwise due, (iv) deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pension programs mandated under applicable Legal Requirements or other social security (v) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, statutory or common law liens to secure claims for labor, materials or supplies and other like liens, which secure obligations to the extent that payment thereof is not in arrears or otherwise due and (vi) restrictions on transfers of securities imposed by applicable state and federal securities laws.

     "Material Adverse Effect" shall mean a material adverse effect on the
      -----------------------
business, operations, assets, prospects, or condition, financial or otherwise, of the Company.

     "Members of the Immediate Family," with respect to any individual, shall
      -------------------------------
mean each spouse, parent, aunt, uncle, brother, sister or child of such individual, each spouse of any such Person, each child of any of the aforementioned Persons, each trust created in whole or in part for the benefit of one or more of the aforementioned Persons and each custodian or guardian of any property of one or more of the aforementioned Persons.

     "Offering Memorandum" means the Company's Confidential Private Placement
      -------------------
Memorandum dated September 1999 for the Class B Common Stock With Warrants of RK Holdings.

     "Ordinary Course of Business" shall mean the ordinary course of business
      ---------------------------
consistent with past custom and practice (including, without limitation, with respect to quantity, timing and frequency).

     "Person" shall mean any individual, partnership, corporation, limited
      ------
liability company, association, trust, joint venture, unincorporated organization or other entity, and any government, governmental department or agency or political subdivision thereof.

     "Plan" shall mean any Employee Plan to which the Company contributes or is
      ----
obligated to contribute, or under which the Company has or may have any liability for contributions, premiums or benefits, or which benefits any current or former employee director or independent contractor of the Company or the beneficiaries of any such person.

     "Registration Rights Agreement" shall mean the Registration Rights
      -----------------------------
Agreement dated the Closing Date among the Company and the Investors substantially in the form attached hereto as Exhibit J.

     "Stockholders Agreement" shall mean the Stockholders Agreement dated the
      ----------------------
Closing Date among the Company, the Investors, the Existing Stockholders who hold Class A Common Stock immediately prior to the Closing which represents at least 80% of the outstanding Class A Common Stock immediately prior to the Closing (assuming the redemption of all common stock held by Barry Raymond and Jerry Connolly, substantially in the form attached hereto as Exhibit K.

     "Subsidiary" shall mean any Person of which any other specified Person
      ----------
shall own directly or indirectly through a Subsidiary, a nominee arrangement or otherwise at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or at least a majority of the partnership, joint venture or similar interests, or in which any other specified Person is a general partner or joint venturer without limited liability.

     "Tax or Taxes" shall mean any foreign, federal, state or local income,
      ------------
gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code
Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real or personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Liability" shall mean any Tax or Taxes owed by the Company or by any
      -------------
company acquired by the Company through merger prior to the date hereof and/or any Tax or Taxes owed as a result of the Company's acquisition of any of the aforementioned companies.

     "Tax Return" shall mean all federal, state, local and foreign Tax returns,
      ----------
Tax reports, claims for refund of Tax and declarations of estimated Tax, or other statement relating to Taxes and any schedule or attachments to any of the foregoing.

     "Transaction Agreements" shall mean this Agreement, the Stockholders
      ----------------------
Agreement, the Registration Rights Agreement, the Call Right Agreements, the Investor Put Agreements, the Investor Warrants, and the Company's Amended and Restated Articles of Incorporation.

     11.   TERMINATION.

     11.1  Termination of Agreement.  This Agreement may be terminated by the
           ------------------------
parties only as provided below:

                    (a) Parthenon may terminate this Agreement by giving written notice to the Company at any time prior to the Closing in the event there has been a material breach of any representation or warranty made by the Company in this Agreement (including, without limitation, the Schedules hereto) or a material breach by the Company of any covenant or agreement made in, or any duty with respect to, this Agreement (including, without limitation, the Schedules hereto).

                    (b) The Company may terminate this Agreement by giving
               written notice to the Investors at any time prior to the Closing in the event there has been a material breach of any representation or warranty made by the Investors in this Agreement (including, without limitation, the Schedules hereto) or a material breach by the Investors of any covenant or agreement made in, or any duty with respect to, this Agreement (including, without limitation, the Schedules hereto).

                    (c) The Investors may terminate this Agreement by giving
               written notice to the Company at any time after 5:00 p.m. on December 31 (the "Final Termination Date") but prior to the Closing if the Closing shall not have occurred by such time by reason of the failure of any condition set forth in Section 7 hereof to be satisfied (unless the failure results primarily from one or more breaches or violations of this Agreement by the Investor or inaccuracies in representations of the Investors hereunder).

                    (d) The Company may terminate this Agreement by giving
               written notice to the Investors at any time after 5:00 p.m. on the Final Termination Date but prior to the Closing if the Closing shall not have occurred by such time by reason of the failure of any condition set forth in Section 8 hereof to be satisfied (unless the failure results primarily from one or more breaches or violations of this Agreement by the Company or inaccuracies in representations of the Company hereunder).

     11.2  Effect of Termination.   In the event of the termination of this
           ---------------------
Agreement pursuant to Section 11.1, all obligations of the parties hereunder shall terminate without any liability of any party to any other party; provided,
                                                                       --------
however, that no termination of this Agreement shall relieve any party of
-------
liabilities in respect of any breaches or violations of this Agreement or any duty with respect hereto by such party or any inaccuracies in any representations by such party hereunder prior to termination.

     12.   MISCELLANEOUS.

     12.1  Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the domestic substantive laws of the Commonwealth of Pennsylvania, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

     12.2  Entire Agreement.  This Agreement constitutes the entire agreement
           ----------------
among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter.

     12.3  Amendment or Waiver.  The parties hereto may not amend, modify or
           -------------------
waive any provision of this Agreement except by a written instrument executed by the Investor and the Company. No waiver of any provision of this Agreement (a) shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), (b) shall constitute a continuing waiver unless otherwise expressly provided therein or (c) shall be effective unless in writing.

     12.4  Notices. Any notices or other communications required or permitted
           -------
hereunder shall be effective if in writing and delivered personally or sent by overnight courier addressed as follows:

     If to the Company to          Raymond Karsan Holdings, Inc.
                                   170 South Warner Road
                                   Wayne, PA 19087
                                   Attention:  Nooruddin S. Karsan

     With a copy to:               Pepper Hamilton LLP
                                   3000 Two Logan Square
                                   Philadelphia, PA 19103-2799
                                   Attention:  Barry Abelson

     If to Parthenon to:           Parthenon Investors, L.P.
                                   200 State Street
                                   Boston, MA 02109
                                   Attention:  Archie Jones

     With a copy to:               Ropes & Gray
                                   One International Place
                                   Boston, MA  02110
                                   Attention:  Daniel S. Evans

     If to Shad Run:               Shad Run Investments, Inc.
                                   3512 Clay Street
                                   San Francisco, CA  94118
                                   Attention:  Sara M. Hendrickson

     With a copy to:               Haythe & Curley
                                   237 Park Avenue
                                   New York, NY 10017
                                   Attention:  Andrew J. Beck

     If to TSG Co-Investors,       TSG Co-Investors, LLC
     Shattan, Thomas S. Shattan,   The Shattan Group, LLC
     Gregory E. Mendel or          Thomas S. Shattan
     G. Kevin Fechtmeyer to:       Gregory E. Mendel
                                   G. Kevin Fechtmeyer
                                   590 Madison Avenue
                                   New York, NY  10022
                                   Attention: G. Kevin Fechtmeyer

     With a copy to:               Morrison Cohen Singer & Weinstein, LLP
                                   750 Lexington Avenue
                                   New York, NY  10022
                                   Attn:  Robert Londin

Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally or (b) one business day after being sent by overnight courier, if sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

     12.5  Survival, etc.   All representations, warranties, covenants and
           --------------
agreements made by or on behalf of any party hereto in this Agreement (including, without limitation, the Schedules hereto), or pursuant to any document, certificate, financial statement or other instrument referred to herein or delivered in connection with the transactions contemplated hereby, shall be deemed to have been material, of independent significance and relied upon by the parties hereto, notwithstanding any investigation made by or on behalf of any of the parties hereto or any opportunity therefor or any actual or constructive knowledge thereby obtained, and shall survive the execution and delivery of this Agreement and the Closing as provided herein (subject to Section 9.3 hereof).

     12.6  Headings, etc.   Section and subsection headings are included solely
           --------------
for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof. This Agreement shall be deemed to express the mutual intent of the parties, and no rule of strict construction shall be applied against any party.

     12.7  Schedules; Listed Documents, etc.   Neither the listing nor
           ---------------------------------
description of any item, matter or document in any Schedule hereto nor the furnishing or availability for review of any document shall be construed to modify, qualify or disclose an exception to any representation or warranty of any party made herein or in connection herewith, except to the extent that such representation or warranty specifically refers to such Schedule and such modification, qualification or exception is clearly described in such Schedule. The parties hereto intend that each representation, warranty, covenant and agreement contained herein shall have independent significance. If any party has breached any representation, warranty, covenant or agreement contained herein in any respect, the fact that there exists another representation, warranty, covenant or agreement relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that such party is in breach of the first representation, warranty, covenant or agreement.

     12.8  Transfer Taxes.  The Company shall pay any stock transfer Taxes, real
           --------------
property transfer Taxes, sales Taxes, documentary stamp Taxes, recording charges and other similar Taxes arising under any Legal Requirement in connection with the transactions contemplated hereby on the Closing Date.

     12.9  Severability.  In the event that any provision hereof would, under
           ------------
applicable law, be invalid or unenforceable in any respect, such provision shall (to the extent permitted by applicable law) be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

     12.10 Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     12.11 Certain Costs and Expenses.   In the event that the transactions
           --------------------------
contemplated by this Agreement and the other Transaction Agreements shall be consummated, the Company agrees to pay, on demand, all future reasonable out-of-pocket expenses and costs of the Investor (including reasonable attorney and other professional fees and expenses) incurred in connection with its investment in the Purchased Securities, including without limitation in connection with (a) any amendment or waiver of, or consent under, this Agreement or any other Transaction Agreement (whether or not the same becomes effective), or the Investors' consideration of the same, (b) the service by employees of the Investors on the Board of Directors of the Company or the provision of any consulting, advisory or other services to the Company and (c) the exercise or performance, or the preservation or enforcement, of its rights under this Agreement or any other Transaction Agreement.

     12.12 Successors and Assigns.   All of the terms and provisions of this
           ----------------------
Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, successors and assigns (each of which shall be deemed to be a party hereto for all purposes hereof); provided,
                                                               --------
however, that (a) no party may transfer or assign any of its rights or
-------
obligations hereunder without the consent of the other party, and (b) no transfer or assignment by any party shall relieve such party of any of its obligations hereunder, provided, further however, that each Investor may assign
                       --------  ------- -------
all or part of its rights hereunder to any co-investment fund or Affiliate, and provided, further however, that effective upon or after the Closing, the Company
--------  ------- -------
may transfer or assign its rights or obligations hereunder to the lender or lenders who provide financing in connection with the transactions contemplated hereby. Except as expressly provided herein, this Agreement shall not confer any right or remedy upon any Person other than the parties and their respective transferees, successors and assigns.

     12.13 Set-Off.  Amounts owing by one party hereto to another party hereto
           -------
under any provision of this Agreement (including without limitation Section 9) or any other Transaction Agreement may be set-off against any amounts owing by the second party to the first party under any provision of this Agreement (including without limitation Section 9) or any other Transaction Agreement.

     12.14 Consent to Jurisdiction.  Each party to this Agreement, by its
           -----------------------
execution hereof, (a) hereby irrevocably submits, and agrees to cause each of its Subsidiaries to submit, to the non-exclusive jurisdiction of the state courts of the Commonwealth of Pennsylvania or the United States District Court located in the District of Pennsylvania for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (c) hereby agrees not to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party hereby consents to service of process in any such proceeding in any manner permitted by Pennsylvania law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 12.4 hereof is reasonably calculated to give actual notice.

     12.15 WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE
           --------------------
LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OF ANY TRANSACTION AGREEMENT OR THE SUBJECT MATTER HEREOF OF THEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. THE COMPANY ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE INVESTORS THAT THIS SECTION 12.15 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THE INVESTORS ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT, THE TRANSACTION AGREEMENTS AND ANY OTHER AGREEMENTS RELATING HERETO OR THERETO OR CONTEMPLATED HEREBY OR THEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have hereunto set their hands under seal, as of the date first above written.


THE COMPANY:                RAYMOND KARSAN HOLDINGS, INC.


                            By: /s/ Nooruddin Karsan
                                ----------------------------------
                                Name: Nooruddin Karsan
                                Title: Chief Executive Officer



THE INVESTORS:              PARTHENON INVESTORS, L.P.


                            By: /s/ John Rutherford
                                ----------------------------------
                                Name: John Rutherford
                                Title: Managing Director


                            PCIP INVESTORS, a Delaware general partnership


                            By: /s/ John Rutherford
                                ----------------------------------
                                Name: John Rutherford
                                Title: Partner


                            JMH PARTNERS CORP.


                            By: /s/ W. Anthony Brooke
                                ----------------------------------
                                Name: W. Anthony Brooke
                                Title: Chairman



                            SHAD RUN INVESTMENTS, L.P.

                            By: Shad Run Investments, Inc
                                General Partner


                            By: /s/ Sara M. Hendrickson
                                ----------------------------------
                                Name:  Sara M. Hendrickson
                                Title:  President

                            TSG CO-INVESTORS, LLC



                            By: /s/ G. Kevin Fechtmeyer
                               ----------------------------------
                                Name: G. Kevin Fechtmeyer
                                Title: Vice President



                            THE SHATTAN GROUP, LLC



                            By: G. Kevin Fechtmeyer
                               ----------------------------------
                                Name: G. Kevin Fechtmeyer
                                Title: Managing Director



                            THOMAS S. SHATTAN

                             /s/ Thomas S. Shattan
                            -------------------------------------



                            GREGORY E. MENDEL

                             /s/ Gregory E. Mendel
                            -------------------------------------



                            G. KEVIN FECHTMEYER

                             /s/ G. Kevin Fechtmeyer
                            -------------------------------------

                                                                     EXHIBIT A-1
                                                                     -----------

     This warrant and any shares represented by this warrant have not been registered under the securities act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except pursuant to an effective registration under said act or pursuant to an exemption from such registration.

     The voting of the shares of stock issuable pursuant to this warrant, and the sale, encumbrance or other disposition of such stock and this warrant are subject to the provisions of a stockholders agreement dated as of December 16, 1999 (the "stockholders agreement") to which the issuer and certain of its stockholders are party. Furthermore, such stock and this warrant may be sold or otherwise transferred only in compliance with the stockholders agreement. A complete and correct copy of the stockholders agreement may be inspected at the principal office of the issuer or obtained from the issuer without charge.

                         RAYMOND KARSAN HOLDINGS, INC.

                    Class A-1 Common Stock Purchase Warrant

No. [_]                                                     Wayne, Pennsylvania
                                                              December 16, 1999

     THIS CERTIFIES THAT, for value received, and subject to the conditions on
exercise and other provisions hereinafter set forth, [                      ] or
transferees permitted under the Stockholders Agreement (the "Holder"), is entitled to purchase from Raymond Karsan Holdings, Inc., a Pennsylvania corporation (the "Company"), under the conditions specified in this Warrant (the
"Warrant"), [             ] shares (subject to adjustment as hereinafter
provided) of the duly authorized, validly issued, fully paid and non-assessable Class A Common Stock, $0.01 par value per share, of the Company at an initial exercise price of $0.01 per share (such exercise price, as from time to time adjusted in accordance with the terms hereof, the "Warrant Price"). Certain capitalized terms used in this Warrant are defined in Section 14 below.

     This Warrant is one of a series of warrants (collectively, the "Warrants") issued pursuant to clause (b) of Section 2.1 of the Purchase Agreement. A copy of the Purchase Agreement may be inspected at the principal office of the Company or obtained from the Company without charge.

1. EXERCISABILITY. Unless earlier terminated pursuant to Section 2, this Warrant shall become exercisable upon the earliest to occur of the following:

     1.1 the consummation of a Qualified Public Offering at a price to the public per share that results in (i) an IRR on the Purchased Securities of less than the IRR Hurdle, or (ii) Proceeds on the Purchased Securities of less than the Proceeds Threshold;

     1.2 the consummation of a Sale Transaction that results in (i) an IRR on the Purchased Securities of less than the IRR Hurdle, or (ii) Proceeds on the Purchased Securities of less than the Proceeds Threshold;

     1.3 the determination by a majority of the Management Stockholders (as defined in the Stockholders Agreement) that it is not reasonably likely that a Qualified Public Offering or Sale Transaction will result in (i) an IRR on the Purchased Securities of at least the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of at least the Proceeds Threshold; and

     1.4  December 16, 2006.

2.  TERMINATION.  This Warrant shall terminate on the earlier of the following:

     2.1 the consummation of a Qualified Public Offering at a price to the public per share that results in (i) an IRR on the Purchased Securities of at least the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of at least the Proceeds Threshold;

     2.2 the consummation of a Sale Transaction or other sale of Purchased Securities that results in (i) an IRR on the Purchased Securities of at least the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of at least the Proceeds Threshold; and

     2.3 the written consent to such termination by the Holders of Warrants to acquire a majority of the shares of common stock originally subject to the Warrants.

3.  EXERCISE OR CONVERSION OF WARRANT.

     3.1  Manner of Exercise or Conversion; Payment.

               (a) Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 13.2(a) hereof, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash or by check payable to the order of the Company (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such subscription by
     (b) the Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock determined as provided in
     Section 4 hereof.

               (b) Conversion. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Class A Common Stock, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 13.2(a) hereof, accompanied by a conversion notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock equal to the quotient of:

                    (i)  the excess of:

                    (A) an amount equal to the sum of (x) the product of (aa) the number of shares of Class A Common Stock determined as provided in Section 2 hereof which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice multiplied by (bb) the Current Market Price of each such share of Class A Common Stock so designated and (y) the Current Market Price of any Other Securities and the fair value of any other property (determined in good faith by the Board of Directors of the Company) such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice over

                    (B) an amount equal to (x) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such conversion notice multiplied by (y) the Exercise Price divided by

                    (ii) such Current Market Price of a share of Class A Common
                         Stock.

     For all purposes of this Warrant (other than this Section 3.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Class A Common Stock in accordance with the terms of this Section 3.1(b).

     3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 3.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof.

     3.3 Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder may direct:

          (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise; and

          (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal to the number of such shares (without giving effect to any adjustment thereof) called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section
     3.1 hereof.

4. ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.

     4.1 General; Number of Shares; Warrant Price. The number of shares of Class A Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be equal to the product of:

     (a) the number of shares of Class A Common Stock which would otherwise (but for the provisions of this Section 4) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 3.1 hereof, and

     (b) a fraction of which (i) the numerator is the Initial Warrant Price, and (ii) the denominator is the Warrant Price in effect on the date of such exercise.

The "Initial Warrant Price" shall be the Exercise Price. The "Warrant Price" shall initially be the Initial Warrant Price, shall be adjusted and readjusted from time to time as provided in this Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4. The "Trigger Price" shall initially be $167 per share of Class A Common Stock and shall be adjusted and readjusted from time to time as provided in this Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4.

     4.2  Adjustments for Dividends, Distributions, Stock Splits, etc.

               (a) Dividends and Distributions. In case at any time or from time to time, the holders of Class A Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

                    (i) other or additional stock or Other Securities or property (other than cash) by way of dividend, or

                    (ii)   any cash, or

                    (iii) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other
                                                                         -----
                           than additional shares of Class A Common Stock issued
                           ----
                           as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 4.2(b) below),

     then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 3, shall be entitled, without the payment of any additional consideration or the taking of any further action, to receive the amount of stock, Other Securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 4.2(a)) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock provided for herein and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 4.2(a)) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by
     Section 4.

               (b) Treatment of Stock Dividends, Stock Splits, etc. In the event that the Company shall (i) issue Common Stock Equivalents, or securities exercisable for or convertible into Common Stock Equivalents, as a dividend or other distribution on outstanding Common Stock Equivalents,
     (ii) subdivide its outstanding Common Stock Equivalents, or (iii) combine its outstanding shares of Common Stock Equivalents into a smaller number of shares of Common Stock Equivalents, then, in each such event, the Warrant Price and the Trigger Price shall, simultaneously with the happening of such event, be adjusted by multiplying each of the then current Warrant Price and Trigger Price by a fraction, (a) the numerator of which shall be the number of shares of Common Stock Equivalents outstanding immediately prior to such event, and (b) the denominator of which shall be the number of shares of Common Stock Equivalents outstanding immediately after such event, and the product so obtained shall thereafter be the Warrant Price and Trigger Price, respectively, then in effect. The Warrant Price and Trigger Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.2(b). Upon each adjustment of the Warrant Price or Trigger Price, the holder of this Warrant shall thereafter be entitled to purchase at the Warrant Price resulting from such adjustment, the number of shares obtained by dividing the product of the number of shares purchasable pursuant hereto immediately prior to such adjustment and the Warrant Price immediately preceding such adjustment by the Warrant Price resulting from such adjustment.

     4.3 Reorganization, Consolidation or Merger. In case at any time or from time to time the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, (c) voluntarily or involuntarily dissolve, liquidate or wind-up, or (d) transfer all or substantially all of its properties or assets to any other person, then in each such case, as a condition thereto, lawful and adequate provision shall be made so that the holder of this Warrant, on the exercise or conversion hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Class A Common Stock issuable on such exercise immediately prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such reorganization, consolidation, merger or dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustments thereafter as provided in Section 4.

     4.4  Adjustment for Issuance of Common Stock Equivalents Below Trigger
Price.

             (a) General. In any case to which Sections 4.2 and 4.3 hereof are not applicable, where the Company shall issue or sell shares of its Common Stock Equivalents after December 16, 1999 without consideration or for a consideration per share less than the Trigger Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares, except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the date of this Warrant, then the Warrant Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by multiplying the Warrant Price then in effect hereunder by a fraction, the numerator of which is the sum of (i) the product of the total number of shares of Common Stock Equivalents outstanding immediately prior to such issuance or sale multiplied by the Trigger Price in effect hereunder at the time of such issuance or sale, plus (ii) the aggregate consideration received by the Company upon such issuance or sale, and the denominator of which is the product of the total number of shares of Common Stock Equivalents outstanding immediately after issuance or sale of such additional shares multiplied by the Trigger Price in effect hereunder at the time of such issuance.

          (b) Options; Convertible Securities. In case the Company shall issue or sell any Options or Convertible Securities after December 16, 1999 there shall be determined the price per share for which Common Stock Equivalents are issuable upon the conversion or exercise thereof, such determination to be made by dividing (i) the sum of the total amount received or receivable by the Company as consideration for the issue or sale of such Options or Convertible Securities plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exercise thereof, by (ii) the maximum number of shares of Common Stock Equivalents of the Company issuable upon the conversion or exercise of all of such Options or Convertible Securities. If the price per share so determined shall be less than the applicable Trigger Price, then, for purposes of
     Section 4.4(a) hereof, such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such Options or Convertible Securities) of such maximum number of shares of Common Stock Equivalents at the price per share so determined and such maximum number of shares shall be deemed to be outstanding after such issuance, provided that, upon the expiration of such rights of conversion or exercise of such Options or Convertible Securities, if any thereof shall not have been exercised, the adjusted Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock Equivalents so issued or sold were issued or sold upon the conversion or exercise of such Options or Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Options or Convertible Securities which shall have been converted or exchanged.

          (c) Record Date. If the Company takes a record of the holders of Common Stock Equivalents for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock Equivalents, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock Equivalents, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock Equivalents deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     4.5 Minimum Adjustment of Warrant Price and Trigger Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 4 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Price or Trigger Price, as the case may be, in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price or Trigger Price.

     4.6 Shares Deemed Outstanding. For all purposes of the computations to be made pursuant to this Section 4, treasury shares shall not be deemed to be outstanding.

     4.7 Calculation of Consideration Received. If any Common Stock Equivalents, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor (net of discounts, commissions and related expenses). If any Common Stock Equivalents, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Current Market Price thereof as of the date of receipt. For purposes of this Warrant, the fair value of any consideration other than cash and securities shall be determined by the board of directors of the Company using its good faith discretion.

     4.8 Integrated Transactions. In case any Options are issued in connection with the issue or sale of Other Securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $1.00 (as adjusted consistent to give effect to the occurrences set forth in Sections 4.2 and 4.3).


5. REPURCHASE OF WARRANTS.

     5.1 Right to "Put" Warrant. If a Realization Event shall not have occurred prior to the fifth anniversary of the date as of which this Agreement is executed and this Warrant becomes exercisable within six months of such anniversary, Investor or any other holder of this Warrant may, at any time and from time to time during the six month period immediately thereafter, by notice to the Company (the "Put Notice"), elect to sell to the Company (and the Company hereby, agrees to purchase from Investor or any other such holder), at the Put Purchase Price specified in Section 5.3(a) hereof, such number of Warrants as are specified in the Put Notice on the Business Day specified in the Put Notice, which Business Day shall be not less than 20 days nor more than 30 days after the receipt by the Company of said Put Notice (the date on which the Company receives the Put Notice is referred to as the "Put Notice Date"). The right created by this Section 5.1 shall terminate upon the occurrence of a Realization Event. Any Warrants not sold to the Company pursuant to this Section 5 shall automatically convert into Class A Common Stock in accordance with Section 3.1(b) (provided that, for purposes of this Section 5, the Current Market Price shall be the Market Price (defined below)).

     5.2  Realization Event.  A "Realization Event" shall mean (a) a Qualified
          -----------------
Public Offering, or (b) a transaction in which all of Investor's Warrants and Other Securities are exchanged either for cash or for Other Securities of another Person, provided that such Other Securities are traded on a national securities exchange or the Nasdaq National Market and are not subject to any restrictions under the Securities Act and such Person's outstanding Other Securities (other than those held by such Person's Affiliates) have an aggregate public market value of not less than $500 million.

     5.3  Purchase Price.
          --------------

               (a)  Put Purchase Price.  The purchase price for the Warrants
                    ------------------
     purchased by the Company pursuant to this Section 5 (the "Put Purchase Price") shall be an amount equal to the Market Price (as defined below) on the relevant Put Notice Date for the number of Other Securities that would be obtained upon the exercise of the portion of such Warrant being purchased).

               (b)  Market Price.  "Market Price" shall mean the value on a
                    ------------
     specified date of the shares of Class A Common Stock underlying the Warrant which could be obtained in an initial public offering of such Class A Common Stock. Within five business days of the Put Notice Date, the holders of the Warrants shall suggest three investment banking firms, from which the Company shall select one (the selected firm being the "Arbitrator"). The Arbitrator shall be instructed to determine the Market Price consistent with the first sentence of this Section 5.3(b), within thirty days from the Put Notice Date. The expenses of any such Arbitrator shall be shared equally by the Company and the relevant holder.

     5.4 Payments of Put Purchase Price. The Put Purchase Price may be paid in cash or in subordinated debt of the Company ("Put Notes"). Put Notes shall bear interest, payable semiannually, at the Prime Rate plus 3.5% and shall have a term of two years. The principal shall be payable in four equal installments over the term of the Put Notes. The Company shall use its best efforts to negotiate all senior debt obligations to permit the payment of any Put Purchase Price as it becomes due. In the event that payments under the Put Notes or payment of the Put Purchase Price would cause the Company to be in default of the terms of its senior indebtedness, such payments can be deferred until the earlier of (i) the first date on which Company could make such payments without causing such a default and (ii) the third anniversary of the Put Notice Date.

6. NO IMPAIRMENT. The Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise plus the amount deemed to have been paid upon issuance of this Warrant, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Class A Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Class A Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

7. REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Class A Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the number of shares of Class A Common Stock outstanding or deemed to be outstanding, and (b) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 4 hereof) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price and the Trigger Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to
Section 13.2(a) hereof and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

8.  NOTICES OF CORPORATE ACTION.  In the event of

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) the declaration by the Company of any dividend payable in stock upon Common Stock Equivalents or any other distribution by the Company to the holders of Common Stock Equivalents, or

            (c) the Company proposing to make an offer for subscription pro rata to the holders of its Common Stock Equivalents of any additional shares of stock of any class or other rights, or

            (d) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

            (e) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

            (f) any other action of a type referred to in Section 4 hereof, the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Class A Common Stock shall be entitled to exchange their shares of Class A Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed at least 45 days prior to the date therein specified. At no time prior to the date therein specified shall the Company take any action which could prevent the exercise or conversion of this Warrant in accordance with the terms hereof.

9. REGISTRATION OF WARRANTS AND COMMON STOCK. If any shares of Class A Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. The shares of Class A Common Stock (and Other Securities) issuable upon exercise of this Warrant shall constitute Registrable Shares (as such term is defined in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Shares under the Registration Rights Agreement. At any such time as the Class A Common Stock is listed on any national securities exchange or quotation system, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange or system, upon official notice of issuance, the shares of Class A Common Stock issuable upon exercise of the then outstanding Warrants and will use its best efforts to maintain the listing of such shares after their issuance at all times when the Class A Common Stock is so listed.

10. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case the Company after December 16, 1999 shall (a) effect a reorganization, (b) consolidate with or merge with or into any other entity, or (c) transfer all or substantially all of its properties or assets to any other person or entity, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation, merger or transfer, as the case may be, shall be entitled to receive, in lieu of the Class A Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4 hereof. The Company shall not consummate any such reorganization, consolidation, merger or transfer unless the resulting, surviving or transferee entity, as the case may be, expressly agrees in writing, reasonably satisfactory to the holders of a majority of the Warrants then outstanding, to fulfil the Company's obligations under this Warrant and this Section 10.

11. PERFORMANCE OF OBLIGATIONS. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment to the extent set forth in this Warrant.

12. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Class A Common Stock of each class from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Class A Common Stock issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable.

13.  OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

     13.1 Ownership of Warrants. The Company may treat the person in whose name Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 13.2(a) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

     13.2  Office; Transfer and Exchange of Warrants.

             (a) The Company will maintain an office in Wayne, Pennsylvania where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 170 South Warner Road, Wayne, Pennsylvania 19087 until such time as the Company shall notify the holders of the Warrants of any change of location of such office within the United States.

             (b) The Company shall cause to be kept at its office maintained pursuant to Section 13.2(a) hereof a register for the registration and transfer of the Warrants. The names and addresses of holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

          (c) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 13.2(a) hereof, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     13.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than a Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to Section 13.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

14. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Affiliate: Any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person) and shall include (a) any Person who is an officer, director or beneficial holder of at least 10% of the outstanding capital stock of the Company (or other specified Person), (b) any Person of which the Company (or other specified Person) or any officer or director of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the outstanding equity securities or constitute at least a 10% participant, and (c) in the case of a specified Person who is an individual, Members of the Immediate Family of such Person; provided, however, that the Investor shall not be an Affiliate of the Company for purposes of this Agreement.

     Arbitrator:  As defined in Section 5.3(b).

     Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     Class A Common Stock: As defined in the introduction to this Warrant, such term to include any stock into which such Class A Common Stock shall have been changed or any stock resulting from any reclassification of such Class A Common Stock.

     Common Stock: Class A and Class B Common Stock, $0.01 par value per share, of the Company.

     Common Stock Equivalents: Any class of common stock of the Company which is entitled to share ratably with holders of Class A Common Stock in any distributions including distributions upon the liquidation, dissolution or winding-up of the Company, and any other class of common stock of the Company and/or stock of any class into which these shares may hereafter be changed or any stock resulting from any reclassification of such common stock, provided that the number of such shares shall, for purposes of the Warrants, be deemed to equal the actual number of shares of such Common Stock multiplied by the Sharing Ratio.

     Company: As defined in the introduction to this Warrant and shall include any Person which shall succeed to or assume the obligations of the Company under the Warrant.

     Convertible Securities: Any evidences of indebtedness, shares of stock (other than Class A Common Stock) or other securities directly or indirectly convertible into or exchangeable for shares of Common Stock Equivalents.

     Current Market Price: With respect to any security (or other asset), on any date specified herein, the average daily market price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of such security is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the fair value thereof determined in good faith by the Board of Directors of the Company as of the specified date. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of such security or Common Stock Equivalents, the Current Market Price per share of such security or Common Stock Equivalents, as the case may be, shall be equal to the per share offering price to the public of such security or Common Stock Equivalents, as the case may be, issued in the initial public offering.

     Exercise Price:  As defined in the introduction to this Warrant.

     Expiration Date:  As defined in the introduction to this Warrant.

     Initial Warrant Price:  As defined in Section 4.1 hereof.

     IRR: Shall mean the internal annual rate of return, calculated in a manner consistent with the "IRR" function in Microsoft Corporation's Excel spreadsheet software (based on a year of twelve thirty-day months), realized (or deemed to be realized) by the Holder on its investment pursuant to the Purchase Agreement in the Purchased Securities, such rate of return to be calculated on (i) the cash outflow consisting of the $22,000,000 paid for the Purchased Securities and (ii) the series of cash inflows consisting of all amounts realized (or deemed to be realized) by the Holder in respect of the Purchased Securities. For purposes of such calculation, (A) the cash outflow and each cash inflow shall be deemed to have occurred on the last day of the calendar month in which it occurred, (B) except to the extent specifically provided herein, an amount shall not be treated as a cash inflow unless and until actually received in cash, (C) securities that are traded on a national securities exchange or the NASDAQ Stock Market that are received in the sale of Purchased Securities shall (unless earlier sold for cash) be deemed to result in a cash inflow on the Resale Day in an amount equal to the Current Market Price of such securities on such date, (D) Common Stock retained in a Liquidity Event shall (unless earlier sold for cash) be deemed to result in a cash inflow, on the later of (i) the date of the Liquidity Event and (ii) if securities were received in the Liquidity Event, the Resale Day, in an amount equal to the Current Market Price of such Common Stock on such date, and (E) in the case of a Qualified Public Offering, upon the Resale Day, the Holder shall be deemed to have realized a cash inflow equal to the Current Market Price of all Purchased Securities then held by it.

     IRR Hurdle: Shall mean, as of the date the relevant event is consummated, the amount specified below for such date:

          Twelve Months Ended            IRR Hurdle
                                         ----------
          December 17,
          -----------

          2000                           80%
          2001                           70%
          2002                           60%
          2003                           50%
          2004 and thereafter            40%

     Market Price:  As defined in Section 5.3(b).

     Members of the Immediate Family: As applied to any individual, means each parent, spouse, child, brother, sister or the spouse of a child, brother or sister of the individual, and each trust created for the benefit of one or more of such persons and each custodian of a property of one or more such persons.

     Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Class A Common Stock or Convertible Securities, excluding rights, warrants and options granted on or after the Original Issue Date, to employees, officers, directors or consultants of the Company or any subsidiary thereof pursuant to any stock option plan or agreement adopted by the Board of Directors.

     Original Issue Date: Means the date on which any shares of Class B Common Stock, $0.01 par value per share, of the Company first were issued pursuant to the Purchase Agreement.

     Other Securities: Any stock (other than Class A Common Stock) and other securities, property or assets of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Class A Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Class A Common Stock or Other Securities pursuant hereto or otherwise.

     Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     Prime Rate: The rate of interest announced publicly by Fleet National Bank in Boston, Massachusetts, from time to time, as Fleet National Bank's prime rate.

     Proceeds: Shall mean cash proceeds realized (or deemed to be realized) by the Holder in respect of the sale of Purchased Securities (or realized in respect of the sale of securities acquired in respect of the sale of Purchased Securities); provided, however, that (A) securities received by the Holder that are traded on a national securities exchange or the NASDAQ Stock Market that are received in the sale of Purchased Securities shall (unless earlier sold for cash) be deemed to result in cash proceeds on the Resale Day in an amount equal to the Current Market Price of such securities on such date, (B) Common Stock retained in a Sale Transaction shall (unless earlier sold for cash) be deemed to result in cash proceeds, on the later of (i) the date of the Sale Transaction and (ii) if securities were received in the Sale Transaction, the Resale Day, in an amount equal to the Current Market Price of such Common Stock on such date, and (C) in the case of a Qualified Public Offering, upon the Resale Day, Parthenon shall be deemed to have realized Proceeds equal to the Current Market Price of all Purchased Securities then held by it.

     Proceeds Threshold: Shall mean, as of the date that the relevant Proceeds amount is determined, the amount specified below for such date:

               Twelve Months Ended                    Proceeds
               December 17,                           Threshold
               -----------                            ---------

               2000                                   $ 39,600,000
               2001                                   $ 63,800,000
               2002                                   $ 90,200,000
               2003                                   $112,200,000
               2004 and thereafter                    $118,800,000

     Purchase Agreement: Shall mean the Class B Common Stock and Warrant Purchase Agreement dated as of December 16, 1999 by and among the Company, the Holder, PCIP

Investors, JMH Partners Corp., Shad Run Investments, L.P., TSG Co-Investors, L.L.C., The Shattan Group, LLC, Thomas S. Shattan, Gregory E. Mendel and G. Kevin Fechtmeyer.

     Purchased Securities: Shall mean the securities referred to as the Class B Common Stock and the Class B Warrants in the Purchase Agreement, together with any other securities of the Company issued upon conversion thereof or in exchange therefor.

     Purchaser:  As defined in the introduction to this Warrant.

     Put Notes:  As defined in Section 5.4.

     Put Notice:  As defined in Section 5.1.

     Put Notice Date:  As defined in Section 5.1.

     Put Purchase Price:  As defined in Section 5.3(a).

     Qualified Public Offering: Shall have the meaning provided in Section 1 of the Stockholders Agreement.

     Realization Event:  As defined in Section 5.2.

     Registration Rights Agreement: The Registration Rights Agreement dated as of December 16, 1999, in the form of Exhibit J to the Purchase Agreement, as from time to time in effect.

     Resale Day: Shall mean, (i) in the case of a Qualified Public Offering, any business day more than thirty days after the expiration of any "underwriter's lockup" or similar resale limitation in connection with such Qualified Public offering on any applicable securities held by Parthenon and
(ii) in the case of a Sale Transaction other than a Qualified Public Offering the tenth business day after the first date when all the relevant securities received in such Liquidity Event are traded on a national securities exchange or the NASDAQ Stock Market and freely salable under Rule 145 under the Securities Act of 1933, as amended (or any successor rule), and not subject to any "pooling," "tax-free reorganization" or similar contractual resale restrictions entered into in connection with the Sale Transaction.

     Sale Transaction: Shall mean (i) any sale or series of sales by the Holder of at least 90% of the Purchased Securities, whether by merger, consolidation, recapitalization, share exchange, redemption or otherwise, and (ii) any sale (or series of sales of assets resulting in) of all or substantially all the assets of the Company; provided, however, that in the case of a series of sales, the Sale Transaction shall be deemed to occur on the date of the sale that results in Parthenon having sold at least 90% of such Purchased Securities, and in the case of a Sale

Transaction in which Parthenon receives securities in respect of the sale of Purchased Securities, the Resale Date.

     Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

     Sharing Ratio: With respect to a Common Stock Equivalent, the ratio of (a) the distribution payable upon the liquidation and distribution of the Company on one share of such Common Stock Equivalent to (b) the distribution payable upon the liquidation and distribution of the Company on one share of Class A Common Stock.

     Stockholders Agreement: The Stockholders Agreement dated as of December 16, 1999, in the form of Exhibit K to the Purchase Agreement, as from time to time in effect.

     Trigger Price:  As defined in Section 4.1(a).

     Warrant Price:  As defined in Section 4.1.

     Warrants:  As defined in the introduction to this Warrant.

15. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing, the officers and Board of Directors of the Company shall have all fiduciary duties to the holder hereof which such officers and Board of Directors would have if the holder hereof held the shares of Class A Common Stock obtainable upon the exercise hereof.

17. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be delivered if in writing (or in the form of a telex or telecopy to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) addressed as hereinafter provided and if either (x) actually delivered at said address or (y) in the case of a letter, seven Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the office of the Company maintained pursuant to Section 13.2(a) hereof; or (b) if to the Company, to the attention of its President at its office maintained pursuant to Section 13.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 3 hereof.

18. MISCELLANEOUS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with (i) the written consent of the Company and the Holder or (ii) for all Warrants, the written consent of the Company and the holders of a majority of the Warrants then outstanding. This Warrant shall be construed and enforced in accordance with and governed by the domestic substantive laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

     IN WITNESS WHEREOF, Raymond Karsan Holdings, Inc. has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and to be dated as of December ____, 1999.



                              RAYMOND KARSAN HOLDINGS, INC.

[SEAL]
                              By:________________________
                                 Title:

                             FORM OF SUBSCRIPTION

                [To be executed only upon exercise of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________/1/ shares of
the Class A Common Stock and herewith makes payment of $        therefor, and
requests that the certificates for such shares be issued in the name of, and
delivered to                   , whose address is                    .




Dated:                          ___________________________________________
                                (Signature must conform in all
                                respects to name of holder as
                                specified on the face of Warrant)

                                ___________________________________________
                                     (Street Address)

                                ___________________________________________
                                (City)     (State)     (Zip Code)


____________________________

   /1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                           FORM OF CONVERSION NOTICE

               [To be executed only upon conversion of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to __________/1/ shares of the Class A Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name
of, and delivered to                   , whose address is                    .




Dated:                        ___________________________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of Warrant)

                              ___________________________________________
                                      (Street Address)

                              ___________________________________________
                              (City)     (State)     (Zip Code)



____________________________

   /1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                              FORM OF ASSIGNMENT

                [To be executed only upon transfer of Warrant]


     For value received, the undersigned registered holder of the within Warrant
hereby sells, assigns and transfers unto                    the right
represented by such Warrant to purchase __________/1/ shares of Class A Common Stock of RAYMOND KARSAN HOLDINGS, INC. to which such Warrant relates, and
appoints                   Attorney to make such transfer on the books of
RAYMOND KARSAN HOLDINGS, INC. maintained for such purpose, with full power of substitution in the premises.




Dated:                        ____________________________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of Warrant)

                              ____________________________________________
                              (Street Address)

                              ____________________________________________
                              (City)     (State)     (Zip Code)

Signed in the presence of:



__________________________





__________________________

   /1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                                                     EXHIBIT A-2
                                                                     -----------

This warrant and any shares represented by this warrant have not been registered under the securities act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except pursuant to an effective registration under said act or pursuant to an exemption from such registration.

The voting of the shares of stock issuable pursuant to this warrant, and the sale, encumbrance or other disposition of such stock and this warrant are subject to the provisions of a stockholders agreement dated as of December 16, 1999 (the "stockholders agreement") to which the issuer and certain of its stockholders are party. Furthermore, such stock and this warrant may be sold or otherwise transferred only in compliance with the stockholders agreement. A complete and correct copy of the stockholders agreement may be inspected at the principal office of the issuer or obtained from the issuer without charge.

                         RAYMOND KARSAN HOLDINGS, INC.

                    Class A-2 Common Stock Purchase Warrant

No.  [   ]                                                 Wayne, Pennsylvania
                                                             December 16, 1999

     THIS CERTIFIES THAT, for value received, and subject to the conditions on
exercise and other provisions hereinafter set forth, [     ] or transferees
permitted under the Stockholders Agreement (the "Holder"), is entitled to purchase from Raymond Karsan Holdings, Inc., a Pennsylvania corporation (the "Company"), under the conditions specified in this Warrant (the "Warrant"),
[     ] shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Class A Common Stock, $0.01 par value per share, of the Company at an initial exercise price of $0.01 per share (such exercise price, as from time to time adjusted in accordance with the terms hereof, the "Warrant Price"). Certain capitalized terms used in this Warrant are defined in Section 14 below.

     This Warrant is one of a series of warrants (collectively, the "Warrants") issued pursuant to clause (b) of Section 2.1 of the Purchase Agreement. A copy of the Purchase Agreement may be inspected at the principal office of the Company or obtained from the Company without charge.

1. EXERCISABILITY. Unless earlier terminated pursuant to Section 2, this Warrant shall become exercisable upon the earliest to occur of the following:

     1.1 the consummation of a Qualified Public Offering at a price to the public per share that results in (i) an IRR on the Purchased Securities of less than the IRR Hurdle, or (ii) Proceeds on the Purchased Securities of less than the Proceeds Threshold;

     1.2 the consummation of a Sale Transaction that results in (i) an IRR on the Purchased Securities of less than the IRR Hurdle, or (ii) Proceeds on the Purchased Securities of less than the Proceeds Threshold;

     1.3 the determination by a majority of the Management Stockholders (as defined in the Stockholders Agreement) that it is not reasonably likely that a Qualified Public Offering or Sale Transaction will result in (i) an IRR on the Purchased Securities of at least the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of at least the Proceeds Threshold; and

     1.4  December 16, 2006.

2.   TERMINATION.  This Warrant shall terminate on the earlier of the following:

     2.1 the consummation of a Qualified Public Offering at a price to the public per share that results in (i) an IRR on the Purchased Securities of at least the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of at least the Proceeds Threshold;

     2.2 the consummation of a Sale Transaction or other sale of Purchased Securities that results in (i) an IRR on the Purchased Securities of at least the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of at least the Proceeds Threshold; and

     2.3 the written consent to such termination by the Holders of Warrants to acquire a majority of the shares of common stock originally subject to the Warrants.

3.   EXERCISE OR CONVERSION OF WARRANT.

     3.1  Manner of Exercise or Conversion; Payment.

          (a) Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 13.2(a) hereof, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash or by check payable to the order of the Company (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock determined as provided in
     Section 4 hereof.

          (b) Conversion. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Class A Common Stock, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 13.2(a) hereof, accompanied by a conversion notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock equal to the quotient of:

               (i)  the excess of:

               (A) an amount equal to the sum of (x) the product of (aa) the number of shares of Class A Common Stock determined as provided in Section 2 hereof which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice multiplied by (bb) the Current Market Price of each such share of Class A Common Stock so designated and (y) the Current Market Price of any Other Securities and the fair value of any other property (determined in good faith by the Board of Directors of the Company) such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice over

               (B) an amount equal to (x) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such conversion notice multiplied by
                    (y) the Exercise Price

               divided by

               (ii) such Current Market Price of a share of Class A Common
                    Stock.

     For all purposes of this Warrant (other than this Section 3.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Class A Common Stock in accordance with the terms of this Section 3.1(b).

     3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 3.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof.

     3.3 Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder may direct:

          (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise; and

          (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal to the number of such shares (without giving effect to any adjustment thereof) called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section
     3.1 hereof.

4.   ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.

     4.1 General; Number of Shares; Warrant Price. The number of shares of Class A Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be equal to the product of:

     (a) the number of shares of Class A Common Stock which would otherwise (but for the provisions of this Section 4) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 3.1 hereof, and

     (b) a fraction of which (i) the numerator is the Initial Warrant Price, and (ii) the denominator is the Warrant Price in effect on the date of such exercise.

The "Initial Warrant Price" shall be the Exercise Price. The "Warrant Price" shall initially be the Initial Warrant Price, shall be adjusted and readjusted from time to time as provided in this Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4. The "Trigger Price" shall initially be $167 per share of Class A Common Stock and shall be adjusted and readjusted from time to time as provided in this Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4.

     4.2  Adjustments for Dividends, Distributions, Stock Splits, etc.

          (a) Dividends and Distributions. In case at any time or from time to time, the holders of Class A Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

               (i) other or additional stock or Other Securities or property (other than cash) by way of dividend, or

               (ii)   any cash, or

               (iii) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional
                                                          ----- ----
                      shares of Class A Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 4.2(b) below),

     then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 3, shall be entitled, without the payment of any additional consideration or the taking of any further action, to receive the amount of stock, Other Securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 4.2(a)) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock provided for herein and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 4.2(a)) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by
     Section 4.

          (b) Treatment of Stock Dividends, Stock Splits, etc. In the event that the Company shall (i) issue Common Stock Equivalents, or securities exercisable for or convertible into Common Stock Equivalents, as a dividend or other distribution on outstanding Common Stock Equivalents, (ii) subdivide its outstanding Common Stock Equivalents, or (iii) combine its outstanding Common Stock Equivalents into a smaller number of shares of Common Stock Equivalents, then, in each such event, the Warrant Price and the Trigger Price shall, simultaneously with the happening of such event, be adjusted by multiplying each of the then current Warrant Price and Trigger Price by a fraction, (a) the numerator of which shall be the number of shares of Common Stock Equivalents outstanding immediately prior to such event, and (b) the denominator of which shall be the number of shares of Common Stock Equivalents outstanding immediately after such event, and the product so obtained shall thereafter be the Warrant Price and Trigger Price, respectively, then in effect. The Warrant Price and Trigger Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.2(b). Upon each adjustment of the Warrant Price or Trigger Price, the holder of this Warrant shall thereafter be entitled to purchase at the Warrant Price resulting from such adjustment, the number of shares obtained by dividing the product of the number of shares purchasable pursuant hereto immediately prior to such adjustment and the Warrant Price immediately preceding such adjustment by the Warrant Price resulting from such adjustment.

     4.3 Reorganization, Consolidation or Merger. In case at any time or from time to time the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, (c) voluntarily or involuntarily dissolve, liquidate or wind-up, or (d) transfer all or substantially all of its properties or assets to any other person, then in each such case, as a condition thereto, lawful and adequate provision shall be made so that the holder of this Warrant, on the exercise or conversion hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Class A Common Stock issuable on such exercise immediately prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such reorganization, consolidation, merger or dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustments thereafter as provided in Section 4.

     4.4  Adjustment for Issuance of Common Stock Equivalents Below Trigger
Price.

          (a) General. In any case to which Sections 4.2 and 4.3 hereof are not applicable, where the Company shall issue or sell shares of its Common Stock Equivalents after December 16, 1999 without consideration or for a consideration per share less than the Trigger Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares, except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the date of this Warrant, then the Warrant Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by multiplying the Warrant Price then in effect hereunder by a fraction, the numerator of which is the sum of (i) the product of the total number of shares of Common Stock Equivalents outstanding immediately prior to such issuance or sale multiplied by the Trigger Price in effect hereunder at the time of such issuance or sale, plus (ii) the aggregate consideration received by the Company upon such issuance or sale, and the denominator of which is the product of the total number of shares of Common Stock Equivalents outstanding immediately after issuance or sale of such additional shares multiplied by the Trigger Price in effect hereunder at the time of such issuance.

          (b) Options; Convertible Securities. In case the Company shall issue or sell any Options or Convertible Securities after December 16, 1999 there shall be determined the price per share for which Common Stock Equivalents are issuable upon the conversion or exercise thereof, such determination to be made by dividing (i) the sum of the total amount received or receivable by the Company as consideration for the issue or sale of such Options or Convertible Securities plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exercise thereof, by (ii) the maximum number of shares of Common Stock Equivalents of the Company issuable upon the conversion or exercise of all of such Options or Convertible Securities. If the price per share so determined shall be less than the applicable Trigger Price, then, for purposes of
     Section 4.4(a) hereof, such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such Options or Convertible Securities) of such maximum number of shares of Common Stock Equivalents at the price per share so determined and such maximum number of shares shall be deemed to be outstanding after such issuance, provided that, upon the expiration of such rights of conversion or exercise of such Options or Convertible Securities, if any thereof shall not have been exercised, the adjusted Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock Equivalents so issued or sold were issued or sold upon the conversion or exercise of such Options or Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Options or Convertible Securities which shall have been converted or exchanged.

          (c) Record Date. If the Company takes a record of the holders of Common Stock Equivalents for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock Equivalents, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock Equivalents, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock Equivalents deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     4.5 Minimum Adjustment of Warrant Price and Trigger Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 4 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Price or Trigger Price, as the case may be, in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price or Trigger Price.

     4.6 Shares Deemed Outstanding. For all purposes of the computations to be made pursuant to this Section 4, treasury shares shall not be deemed to be outstanding.

     4.7 Calculation of Consideration Received. If any Common Stock Equivalents, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor (net of discounts, commissions and related expenses). If any Common Stock Equivalents, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Current Market Price thereof as of the date of receipt. For purposes of this Warrant, the fair value of any consideration other than cash and securities shall be determined by the board of directors of the Company using its good faith discretion.

     4.8 Integrated Transactions. In case any Options are issued in connection with the issue or sale of Other Securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $1.00 (as adjusted consistent to give effect to the occurrences set forth in Sections 4.2 and 4.3).

5.   REPURCHASE OF WARRANTS.

     5.1 Right to "Put" Warrant. If a Realization Event shall not have occurred prior to the fifth anniversary of the date as of which this Agreement is executed and this Warrant becomes exercisable within six months of such anniversary, Investor or any other holder of this Warrant may, at any time and from time to time during the six month period immediately thereafter, by notice to the Company (the "Put Notice"), elect to sell to the Company (and the Company hereby, agrees to purchase from Investor or any other such holder), at the Put Purchase Price specified in Section 5.3(a) hereof, such number of Warrants as are specified in the Put Notice on the Business Day specified in the Put Notice, which Business Day shall be not less than 20 days nor more than 30 days after the receipt by the Company of said Put Notice (the date on which the Company receives the Put Notice is referred to as the "Put Notice Date"). The right created by this Section 5.1 shall terminate upon the occurrence of a Realization Event. Any Warrants not sold to the Company pursuant to this Section 5 shall automatically convert into Class A Common Stock in accordance with Section 3.1(b) (provided that, for purposes of this Section 5, the Current Market Price shall be the Market Price (defined below)).

     5.2  Realization Event.  A "Realization Event" shall mean (a) a Qualified
          -----------------
Public Offering, or (b) a transaction in which all of Investor's Warrants and Other Securities are exchanged either for cash or for Other Securities of another Person, provided that such Other Securities are traded on a national securities exchange or the Nasdaq National Market and are not subject to any restrictions under the Securities Act and such Person's outstanding Other Securities (other than those held by such Person's Affiliates) have an aggregate public market value of not less than $500 million.

     5.3  Purchase Price.
          --------------

          (a)  Put Purchase Price.  The purchase price for the Warrants
               ------------------
     purchased by the Company pursuant to this Section 5 (the "Put Purchase Price") shall be an amount equal to the Market Price (as defined below) on the relevant Put Notice Date for the number of Other Securities that would be obtained upon the exercise of the portion of such Warrant being purchased).

          (b)  Market Price.  "Market Price" shall mean the value on a specified
               ------------
     date of the shares of Class A Common Stock underlying the Warrant which could be obtained in an initial public offering of such Class A Common Stock. Within five business days of the Put Notice Date, the holders of the Warrants shall suggest three investment banking firms, from which the Company shall select one (the selected firm being the "Arbitrator"). The Arbitrator shall be instructed to determine the Market Price consistent with the first sentence of this Section 5.3(b), within thirty days from the Put Notice Date. The expenses of any such Arbitrator shall be shared equally by the Company and the relevant holder.

     5.4 Payments of Put Purchase Price. The Put Purchase Price may be paid in cash or in subordinated debt of the Company ("Put Notes"). Put Notes shall bear interest, payable semiannually, at the Prime Rate plus 3.5% and shall have a term of two years. The principal shall be payable in four equal installments over the term of the Put Notes. The Company shall use its best efforts to negotiate all senior debt obligations to permit the payment of any Put Purchase Price as it becomes due. In the event that payments under the Put Notes or payment of the Put Purchase Price would cause the Company to be in default of the terms of its senior indebtedness, such payments can be deferred until the earlier of (i) the first date on which Company could make such payments without causing such a default and (ii) the third anniversary of the Put Notice Date.

6. NO IMPAIRMENT. The Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise plus the amount deemed to have been paid upon issuance of this Warrant, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Class A Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Class A Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

7. REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Class A Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the number of shares of Class A Common Stock outstanding or deemed to be outstanding, and (b) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 4 hereof) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price and the Trigger Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to
Section 13.2(a) hereof and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

8.   NOTICES OF CORPORATE ACTION.  In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) the declaration by the Company of any dividend payable in stock upon Common Stock Equivalents or any other distribution by the Company to the holders of Common Stock Equivalents, or

          (c) the Company proposing to make an offer for subscription pro rata to the holders of its Common Stock Equivalents of any additional shares of stock of any class or other rights, or

          (d) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (e) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

          (f) any other action of a type referred to in Section 4 hereof, the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Class A Common Stock shall be entitled to exchange their shares of Class A Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed at least 45 days prior to the date therein specified. At no time prior to the date therein specified shall the Company take any action which could prevent the exercise or conversion of this Warrant in accordance with the terms hereof.

9. REGISTRATION OF WARRANTS AND COMMON STOCK. If any shares of Class A Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. The shares of Class A Common Stock (and Other Securities) issuable upon exercise of this Warrant shall constitute Registrable Shares (as such term is defined in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Shares under the Registration Rights Agreement. At any such time as the Class A Common Stock is listed on any national securities exchange or quotation system, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange or system, upon official notice of issuance, the shares of Class A Common Stock issuable upon exercise of the then outstanding Warrants and will use its best efforts to maintain the listing of such shares after their issuance at all times when the Class A Common Stock is so listed.

10. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case the Company after December 16, 1999 shall (a) effect a reorganization, (b) consolidate with or merge with or into any other entity, or (c) transfer all or substantially all of its properties or assets to any other person or entity, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation, merger or transfer, as the case may be, shall be entitled to receive, in lieu of the Class A Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4 hereof. The Company shall not consummate any such reorganization, consolidation, merger or transfer unless the resulting, surviving or transferee entity, as the case may be, expressly agrees in writing, reasonably satisfactory to the holders of a majority of the Warrants then outstanding, to fulfil the Company's obligations under this Warrant and this Section 10.

11. PERFORMANCE OF OBLIGATIONS. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment to the extent set forth in this Warrant.

12. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Class A Common Stock of each class from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Class A Common Stock issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable.

13.  OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

     13.1 Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 13.2(a) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

     13.2  Office; Transfer and Exchange of Warrants.

           (a) The Company will maintain an office in Wayne, Pennsylvania where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 170 South Warner Road, Wayne, Pennsylvania 19087 until such time as the Company shall notify the holders of the Warrants of any change of location of such office within the United States.

           (b) The Company shall cause to be kept at its office maintained pursuant to Section 13.2(a) hereof a register for the registration and transfer of the Warrants. The names and addresses of holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

           (c) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 13.2(a) hereof, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     13.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than a Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to Section 13.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

14. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Affiliate: Any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person) and shall include (a) any Person who is an officer, director or beneficial holder of at least 10% of the outstanding capital stock of the Company (or other specified Person), (b) any Person of which the Company (or other specified Person) or any officer or director of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the outstanding equity securities or constitute at least a 10% participant, and (c) in the case of a specified Person who is an individual, Members of the Immediate Family of such Person; provided, however, that the Investor shall not be an Affiliate of the Company for purposes of this Agreement.

     Arbitrator:  As defined in Section 5.3(b).

     Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     Class A Common Stock: As defined in the introduction to this Warrant, such term to include any stock into which such Class A Common Stock shall have been changed or any stock resulting from any reclassification of such Class A Common Stock.

     Common Stock: Class A and Class B Common Stock, $0.01 par value per share, of the Company.

     Common Stock Equivalents: Any class of common stock of the Company which is entitled to share ratably with holders of Class A Common Stock in any distributions including distributions upon the liquidation, dissolution or winding-up of the Company, and any other class of common stock of the Company and/or stock of any class into which these shares may hereafter be changed or any stock resulting from any reclassification of such common stock, provided that the number of such shares shall, for purposes of the Warrants, be deemed to equal the actual number of shares of such Common Stock multiplied by the Sharing Ratio.

     Company: As defined in the introduction to this Warrant and shall include any Person which shall succeed to or assume the obligations of the Company under the Warrant.

     Convertible Securities: Any evidences of indebtedness, shares of stock (other than Class A Common Stock) or other securities directly or indirectly convertible into or exchangeable for shares of Common Stock Equivalents.

     Current Market Price: With respect to any security (or other asset), on any date specified herein, the average daily market price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of such security is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the fair value thereof determined in good faith by the Board of Directors of the Company as of the specified date. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of such security or Common Stock Equivalents, the Current Market Price per share of such security or Common Stock Equivalents, as the case may be, shall be equal to the per share offering price to the public of such security or Common Stock Equivalents, as the case may be, issued in the initial public offering.

     Exercise Price:  As defined in the introduction to this Warrant.

     Expiration Date:  As defined in the introduction to this Warrant.

     Initial Warrant Price:  As defined in Section 4.1 hereof.

     IRR: Shall mean the internal annual rate of return, calculated in a manner consistent with the "IRR" function in Microsoft Corporation's Excel spreadsheet software (based on a year of twelve thirty-day months), realized (or deemed to be realized) by the Holder on its investment pursuant to the Purchase Agreement in the Purchased Securities, such rate of return to be calculated on (i) the cash outflow consisting of the $22,000,000 paid for the Purchased Securities and (ii) the series of cash inflows consisting of all amounts realized (or deemed to be realized) by the Holder in respect of the Purchased Securities. For purposes of such calculation, (A) the cash outflow and each cash inflow shall be deemed to have occurred on the last day of the calendar month in which it occurred, (B) except to the extent specifically provided herein, an amount shall not be treated as a cash inflow unless and until actually received in cash, (C) securities that are traded on a national securities exchange or the NASDAQ Stock Market that are received in the sale of Purchased Securities shall (unless earlier sold for cash) be deemed to result in a cash inflow on the Resale Day in an amount equal to the Current Market Price of such securities on such date, (D) Common Stock retained in a Liquidity Event shall (unless earlier sold for cash) be deemed to result in a cash inflow, on the later of (i) the date of the Liquidity Event and (ii) if securities were received in the Liquidity Event, the Resale Day, in an amount equal to the Current Market Price of such Common Stock on such date, and (E) in the case of a Qualified Public Offering, upon the Resale Day, the Holder shall be deemed to have realized a cash inflow equal to the Current Market Price of all Purchased Securities then held by it.

     IRR Hurdle: Shall mean, as of the date the relevant event is consummated, the amount specified below for such date:

          Twelve Months Ended            IRR Hurdle
                                         ----------
          December 17,
          -----------

          2000                           120%
          2001                           110%
          2002                           100%
          2003                            80%
          2004 and thereafter             60%

     Market Price:  As defined in Section 5.3(b).

     Members of the Immediate Family: As applied to any individual, means each parent, spouse, child, brother, sister or the spouse of a child, brother or sister of the individual, and each trust created for the benefit of one or more of such persons and each custodian of a property of one or more such persons.

     Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Class A Common Stock or Convertible Securities, excluding rights, warrants and options granted on or after the Original Issue Date, to employees, officers, directors or consultants of the Company or any subsidiary thereof pursuant to any stock option plan or agreement adopted by the Board of Directors.

     Original Issue Date: Means the date on which any shares of Class B Common Stock, $0.01 par value per share, of the Company first were issued pursuant to the Purchase Agreement.

     Other Securities: Any stock (other than Class A Common Stock) and other securities, property or assets of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Class A Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Class A Common Stock or Other Securities pursuant hereto or otherwise.

     Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     Prime Rate: The rate of interest announced publicly by Fleet National Bank in Boston, Massachusetts, from time to time, as Fleet National Bank's prime rate.

     Proceeds: Shall mean cash proceeds realized (or deemed to be realized) by the Holder in respect of the sale of Purchased Securities (or realized in respect of the sale of securities acquired in respect of the sale of Purchased Securities); provided, however, that (A) securities received by the Holder that are traded on a national securities exchange or the NASDAQ Stock Market that are received in the sale of Purchased Securities shall (unless earlier sold for cash) be deemed to result in cash proceeds on the Resale Day in an amount equal to the Current Market Price of such securities on such date, (B) Common Stock retained in a Sale Transaction shall (unless earlier sold for cash) be deemed to result in cash proceeds, on the later of (i) the date of the Sale Transaction and (ii) if securities were received in the Sale Transaction, the Resale Day, in an amount equal to the Current Market Price of such Common Stock on such date, and (C) in the case of a Qualified Public Offering, upon the Resale Day, Parthenon shall be deemed to have realized Proceeds equal to the Current Market Price of all Purchased Securities then held by it.

     Proceeds Threshold: Shall mean, as of the date that the relevant Proceeds amount is determined, the amount specified below for such date:

                    Twelve Months Ended              Proceeds
                    December 17,                     Threshold
                    ------------                     ---------

                    2000                               $ 48,400,000
                    2001                               $ 96,800,000
                    2002                               $176,000,000
                    2003                               $231,000,000
                    2004 and thereafter                $231,000,000

     Purchase Agreement: Shall mean the Class B Common Stock and Warrant Purchase Agreement dated as of December 16, 1999 by and among the Company, the Holder, PCIP

Investors, JMH Partners Corp., Shad Run Investments, L.P., TSG Co-
Investors, L.L.C., The Shattan Group, LLC, Thomas S. Shattan, Gregory E. Mendel and G. Kevin Fechtmeyer.

     Purchased Securities: Shall mean the securities referred to as the Class B Common Stock and the Class B Warrants in the Purchase Agreement, together with any other securities of the Company issued upon conversion thereof or in exchange therefor.

     Purchaser:  As defined in the introduction to this Warrant.

     Put Notes:  As defined in Section 5.4.

     Put Notice:  As defined in Section 5.1.

     Put Notice Date:  As defined in Section 5.1.

     Put Purchase Price:  As defined in Section 5.3(a).

     Qualified Public Offering: Shall have the meaning provided in Section 1 of Stockholders Agreement.

     Realization Event:  As defined in Section 5.2.

     Registration Rights Agreement: The Registration Rights Agreement dated as of December 16, 1999, in the form of Exhibit J to the Purchase Agreement, as from time to time in effect.

     Resale Day: Shall mean, (i) in the case of a Qualified Public Offering, any business day more than thirty days after the expiration of any "underwriter's lockup" or similar resale limitation in connection with such Qualified Public offering on any applicable securities held by Parthenon and
(ii) in the case of a Sale Transaction other than a Qualified Public Offering the tenth business day after the first date when all the relevant securities received in such Liquidity Event are traded on a national securities exchange or the NASDAQ Stock Market and freely salable under Rule 145 under the Securities Act of 1933, as amended (or any successor rule), and not subject to any "pooling," "tax-free reorganization" or similar contractual resale restrictions entered into in connection with the Sale Transaction.

     Sale Transaction: Shall mean (i) any sale or series of sales by the Holder of at least 90% of the Purchased Securities, whether by merger, consolidation, recapitalization, share exchange, redemption or otherwise, and (ii) any sale (or series of sales of assets resulting in) of all or substantially all the assets of the Company; provided, however, that in the case of a series of sales, the Sale Transaction shall be deemed to occur on the date of the sale that results in Parthenon having sold at least 90% of such Purchased Securities, and in the case of a Sale

                                    -xviii-

Transaction in which Parthenon receives securities in respect of the sale of Purchased Securities, the Resale Date.

          Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

          Sharing Ratio: With respect to a Common Stock Equivalent, the ratio of
(a) the distribution payable upon the liquidation and distribution of the Company on one share of such Common Stock Equivalent to (b) the distribution payable upon the liquidation and distribution of the Company on one share of Class A Common Stock.

          Stockholders Agreement: The Stockholders Agreement dated as of December 16, 1999, in the form of Exhibit K to the Purchase Agreement, as from time to time in effect.

          Trigger Price:  As defined in Section 4.1(a).

          Warrant Price:  As defined in Section 4.1.

          Warrants:  As defined in the introduction to this Warrant.

15. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or com pliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing, the officers and Board of Directors of the Company shall have all fiduciary duties to the holder hereof which such officers and Board of Directors would have if the holder hereof held the shares of Class A Common Stock obtainable upon the exercise hereof.

17. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be delivered if in writing (or in the form of a telex or telecopy to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) addressed as hereinafter provided and if either (x) actually delivered at said address or (y) in the case of a letter, seven Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the office of the Company maintained pursuant to Section 13.2(a) hereof; or (b) if to the Company, to the attention of its President at its office maintained pursuant to Section 13.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 3 hereof.

18. MISCELLANEOUS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with (i) the written consent of the Company and the Holder or (ii) for all Warrants, the written consent of the Company and the holders of a majority of the Warrants then outstanding. This Warrant shall be construed and enforced in accordance with and governed by the domestic substantive laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

     IN WITNESS WHEREOF, Raymond Karsan Holdings, Inc. has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and to be dated as of December ____, 1999.

                              RAYMOND KARSAN HOLDINGS, INC.

[SEAL]
                              By:________________________
                                 Title:

                             FORM OF SUBSCRIPTION

                [To be executed only upon exercise of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________/2/ shares of
the Class A Common Stock and herewith makes payment of $        therefor, and
requests that the certificates for such shares be issued in the name of, and
delivered to            , whose address is              .

Dated:                  _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                                 (Street Address)

                        _________________________________
                        (City)     (State)     (Zip Code)


___________________________

     /2/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                           FORM OF CONVERSION NOTICE

               [To be executed only upon conversion of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to __________/1/ shares of the Class A
Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name
of, and delivered to               , whose address is               .


Dated:                  _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                                 (Street Address)

                        _________________________________
                        (City)     (State)     (Zip Code)


___________________

     /1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                              FORM OF ASSIGNMENT

                [To be executed only upon transfer of Warrant]


     For value received, the undersigned registered holder of the within Warrant
hereby sells, assigns and transfers unto                    the right
represented by such Warrant to purchase __________/1/ shares of Class A Common Stock of RAYMOND KARSAN HOLDINGS, INC. to which such Warrant relates, and
appoints                   Attorney to make such transfer on the books of
RAYMOND KARSAN HOLDINGS, INC. maintained for such purpose, with full power of substitution in the premises.

Dated:                   _________________________________
                         (Signature must conform in all
                         respects to name of holder as
                         specified on the face of Warrant)

                         _________________________________
                                  (Street Address)

                         _________________________________
                         (City)     (State)     (Zip Code)

Signed in the presence of:


________________________________



________________________________

     /1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                                                       EXHIBIT B
                                                                       ---------


This warrant and any shares represented by this warrant have not been registered under the securities act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except pursuant to an effective registration under said act or pursuant to an exemption from such registration. The Warrant represented by this certificated and the shares issuable hereunder may be sold or otherwise transferred in compliance with, and are subject to the provisions of, the Stockholders Agreement dated as of December 16, 1999 among the issuer hereof and the other parties thereto. Complete and correct copies of such Agreement are available for inspection at the principal office of the issuer hereof and will be furnished without charge to the holder of this Warrant or such shares upon written request.

                         RAYMOND KARSAN HOLDINGS, INC.

                     Class B Common Stock Purchase Warrant

No. [_]                                             Wayne, Pennsylvania
                                                      December 16, 1999

     RAYMOND KARSAN HOLDINGS, INC., a Pennsylvania corporation (the "Company"),
for value received, hereby certifies that [          ] (the "Purchaser"),
or assigns, is entitled to purchase from the Company [        ] duly authorized,
validly issued, fully paid and nonassessable shares of Class A Common Stock, $0.01 par value (the "Class A Common Stock"), of the Company at the purchase price of $835.00 (the "Exercise Price"), at any time or from time to time prior to 5:00 P.M. Boston time, on December 16, 2006 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

     This Warrant is one of the Class A Common Stock Warrants (the "Warrants," such term to include any such warrants issued in substitution therefor) originally issued in connection with the execution and delivery of the Class B Common Stock and Warrant Purchase Agreement dated as of December 16, 1999 (as from time to time in effect, the "Purchase Agreement") by and among the Company and the Investors. Certain capitalized terms used in this Warrant are defined in Section 11 hereof.

1.   EXERCISE OR CONVERSION OF WARRANT.

     1.1  Manner of Exercise or Conversion; Payment.

          (a) Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to

     Section 10.2(a) hereof, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash or by check payable to the order of the Company (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock determined as provided in Section 2 hereof.

          (b) Conversion. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Class A Common Stock, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 10.2(a) hereof, accompanied by a conversion notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock equal to the quotient of:

               (i)  the excess of:

               (A) an amount equal to the sum of (x) the product of (aa) the number of shares of Class A Common Stock determined as provided in Section 2 hereof which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice multiplied by (bb) the Current Market Price of each such share of Class A Common Stock so designated and (y) the Current Market Price of any Other Securities and the fair value of any other property (determined in good faith by the Board of Directors of the Company) such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice over

               (B) an amount equal to (x) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such conversion notice multiplied by
                    (y) the Exercise Price divided by

               (ii) such Current Market Price of a share of Class A Common
                    Stock.

          For all purposes of this Warrant (other than this Section 1.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Class A Common Stock in accordance with the terms of this Section 1.1(b).

          1.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such exercise as provided in Section 1.3 hereof shall be deemed to have become the holder or holders of record thereof.

          1.3 Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder may direct:

          (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Current Market Price per share on the Business Day next preceding the date of such exercise; and

          (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal to the number of such shares (without giving effect to any adjustment thereof) called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1.1 hereof.

          2.   ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.

          2.1 General; Number of Shares; Warrant Price. The number of shares of Class A Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be equal to the product of:

          (a) the number of shares of Class A Common Stock which would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 1.1 hereof, and

          (b) a fraction of which (i) the numerator is the Initial Warrant Price, and (ii) the denominator is the Warrant Price in effect on the date of such exercise.

The "Initial Warrant Price" shall be the Exercise Price. The "Warrant Price" shall initially be the Initial Warrant Price and shall be adjusted and readjusted from time to time as provided in this Section 3 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 3. The "Trigger Price" shall initially be $835 per share of Class A Common Stock and shall be adjusted and readjusted from time to time as provided in this Section 2 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 2.

     2.2  Adjustments for Dividends, Distributions, Stock Splits, etc.

          (a) Dividends and Distributions. In case at any time or from time to time, the holders of Class A Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

               (1) other or additional stock or Other Securities or property (other than cash) by way of dividend, or

               (2)  any cash, or

               (3) other or additional stock or Other Securities or property (including cash) by way of spinoff, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional
                                                     ----- ----
                    shares of Class A Common Stock issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 2.2(b) below),

     then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled without the payment of any additional consideration or the taking of any further action, to receive the amount of stock and Other Securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this
     Section 2.2(a)) which such holder would hold on the date of such exercise if on the date hereof such holder had been the holder of record of the number of shares of Common Stock provided for herein and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and Other Securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 2.2(a)) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 2.

          (b) Treatment of Stock Dividends, Stock Splits, etc. In the event that the Company shall (i) issue Common Stock Equivalents, or securities exercisable for or convertible into Common Stock Equivalents, as dividend or other distribution on outstanding Common Stock Equivalents, (ii) subdivide its outstanding shares of Common Stock Equivalents, or (iii) combine its outstanding shares of Common Stock Equivalents into a smaller number of shares of Common Stock Equivalents, then, in each such event, the Warrant Price and the Trigger Price shall, simultaneously with the happening of such event, be adjusted by multiplying each of the then current Warrant Price and Trigger Price by a fraction, (a) the numerator of which shall be the number of shares of Common Stock Equivalents outstanding immediately prior to such event, and (b) the denominator of which shall be the number of shares of Common Stock Equivalents outstanding immediately after such event, and the product so obtained shall thereafter be the Warrant Price and the Trigger Price, respectively, then in effect. The Warrant Price and Trigger Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this
     Section 2.2(b). Upon each adjustment of the Warrant Price or Trigger Price, the holder of this Warrant shall thereafter be entitled to purchase at the Warrant Price resulting from such adjustment, the number of shares obtained by dividing the product of the number of shares purchasable pursuant hereto immediately prior to such adjustment and the Warrant Price immediately preceding such adjustment by the Warrant Price resulting from such adjustment.

     2.3 Reorganization, Consolidation or Merger. In case at any time or from time to time the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, (c) voluntarily or involuntarily dissolve, liquidate or wind-up, or (d) transfer all or substantially all of its properties or assets to any other person, then in each such case, as a condition thereto, lawful and adequate provision shall be made so that the holder of this Warrant, on the exercise or conversion hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Class A Common Stock issuable on such exercise immediately prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such reorganization, consolidation, merger or dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustments thereafter as provided in this Section 2.

     2.4  Adjustment for Issuance of Common Stock Equivalents Below Trigger
Price.

          (a) General. In any case to which Sections 2.2 and 2.3 hereof are not applicable, where the Company shall issue or sell shares of Common Stock Equivalents after December 16, 1999 without consideration or for a consideration (or evidencing a value of Common Stock Equivalents) per share less than the Trigger Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares, except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the date of this Warrant, then the Warrant Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by multiplying the Warrant Price then in effect hereunder by a fraction, the numerator of which is the sum of (a) the product of the total number of shares of Common Stock Equivalents outstanding immediately prior to such issuance or sale multiplied by the Trigger Price in effect hereunder at the time of such issuance or sale, plus (b) the aggregate consideration received by the Company upon such issuance or sale, and the denominator of which is the product of the total number of shares of Common Stock Equivalents outstanding immediately after issuance or sale of such additional shares multiplied by the Trigger Price in effect hereunder at the time of such issuance.

          (b) Options; Convertble Securities. In case the company issue or sell any Options or Convertible Securities after December 16, 1999 there shall be determined the price per share for which Common Stock Equivalents are issuable upon the conversion or exercise thereof, such determination to be made by dividing (a) the sum of the total amount received or receivable by the Company as consideration for the issue or sale of such Options or Convertible Securities plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exercise thereof, by (b) the maximum number of shares of Common Stock Equivalents of the Company issuable upon the conversion or exercise of all of such Options or Convertible Securities. If the price per share so determined shall be less than the applicable Trigger Price, then, for purposes of Section 2.4(a) hereof, such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such Options or Convertible Securities) of such maximum number of shares of Common Stock Equivalents at the price per share so determined and such maximum number of shares shall be deemed to be outstanding after such issuance, provided that, upon the expiration of such rights of conversion or exercise of such Options or Convertible Securities, if any thereof shall not have been exercised, the adjusted Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock Equivalents so issued or sold were issued or sold upon the conversion or exercise of such Options or Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all such Options or Convertible Securities which shall have been converted or exchanged.

          (c) Record Date. If the Company takes a record of the holders of Common Stock Equivalents for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock Equivalents, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock Equivalents, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock Equivalents deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     2.5 Minimum Adjustment of Warrant Price and Trigger Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 2 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Price or Trigger Price, as the case may be, in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price or Trigger Price.

     2.6 Shares Deemed Outstanding. For all purposes of the computations to be made pursuant to this Section 2, treasury shares shall not be deemed to be outstanding.

     2.7 Calculation of Consideration Received. If any Common Stock Equivalents, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor (net of discounts, commissions and related expenses). If any Common Stock Equivalents, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Current Market Price thereof as of the date of receipt. For purposes of this Warrant, the fair value of any consideration other than cash and securities shall be determined by the board of directors of the Company using its good faith discretion.

     2.8 Integrated Transactions. In case any Options are issued in connection with the issue or sale of Other Securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $1.00 (as adjusted consistent to give effect to the occurrences set forth in Sections 2.2 and 2.3).

3. NO IMPAIRMENT. The Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise plus the amount deemed to have been paid upon issuance of this Warrant, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Class A Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Class A Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

4. REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Class A Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the number of shares of Class A Common Stock outstanding or deemed to be outstanding, and (b) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 2 hereof) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price and the Trigger Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to
Section 10.2(a) hereof and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

5.   NOTICES OF CORPORATE ACTION.  In the event of:

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any Other Securities or property, or to receive any other right, or

          (b) the declaration by the Company of any dividend payable in stock upon Common Stock Equivalents or any other distribution by the Company to the holders of the Common Stock Equivalents, or

          (c) the Company proposing to make an offer for subscription pro rata to the holders of its Common Stock Equivalents of any additional shares of stock of any class or other rights, or

          (d) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (e) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (f) any other action of a type referred to in Section 2 hereof,

the Company shall mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Class A Common Stock shall be entitled to exchange their shares of Class A Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed at least 45 days prior to the date therein specified. At no time prior to the date therein specified shall the Company take any action which could prevent the exercise or conversion of this Warrant in accordance with the terms hereof.

6. REGISTRATION OF WARRANTS AND COMMON STOCK. If any shares of Class A Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. The shares of Class A Common Stock (and Other Securities) issuable upon exercise of this Warrant shall constitute Registrable Shares (as such term is defined in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Shares under the Registration Rights Agreement. At any such time as the Class A Common Stock is listed on any national securities exchange or quotation system, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange or system, upon official notice of issuance, the shares of Class A Common Stock issuable upon exercise of the then outstanding Warrants and will use its best efforts to maintain the listing of such shares after their issuance at all times when the Class A Common Stock is so listed.

7. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case the Company after December 16, 1999 shall (a) effect a reorganization, (b) consolidate with or merge with or into any other entity, or (c) transfer all or substantially all of its properties or assets to any other person or entity, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or transfer, as the case may be, shall be entitled to receive, in lieu of the Class A Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and Other Securities and property (including cash) to which such holder would have been entitled upon such consummation if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 2 hereof. The Company shall not consummate any such reorganization, consolidation, merger or transfer, unless the resulting, surviving or transferee entity, as the case may be, expressly agrees in writing, reasonably satisfactory to the holders of a majority of the Warrants then outstanding, to fulfill the Company's obligations under this Warrant and this Section 7.

8. PERFORMANCE OF OBLIGATIONS. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment to the extent set forth in this Warrant.

9. RESERVATION OF STOCK, ETC. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Class A Common Stock of each class from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Class A Common Stock issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable.

10.  OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

     10.1 Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 10.2(a) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

     10.2  Office; Transfer and Exchange of Warrants.

           (a) The Company will maintain an office in Wayne, Pennsylvania where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 170 South Warner Road, Wayne, PA 19087 until such time as the Company shall notify the holders of the Warrants of any change of location of such office within the United States.

           (b) The Company shall cause to be kept at its office maintained pursuant to Section 10.2(a) hereof a register for the registration and transfer of the Warrants. The names and addresses of holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

            (c) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or conversion or for exchange at the office of the Company maintained pursuant to Section 11.2(a) hereof, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     10.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than a purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to Section 11.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

11. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     Class A Common Stock: As defined in the introduction to this Warrant, such term to include any stock into which such Class A Common Stock shall have been changed or any stock resulting from any reclassification of such Class A Common Stock.

     Common Stock: Class A and Class B Common Stock $0.01 par value per share, of the Company.

     Common Stock Equivalents: Any class of common stock of the Company which is entitled to share ratably with holders of Class A Common Stock in any distributions including distributions upon the liquidation, dissolution or winding-up of the Company and any other class of common stock of the Company and/or any class into which those shares may hereafter be changed or any stock resulting from any reclassification of such common stock, provided that the number of such shares shall, for purposes of the Warrants, be deemed to equal the actual number of shares of such Common Stock multiplied by the Sharing Ratio.

     Company: As defined in the introduction to this Warrant and shall include any Person which shall succeed to or assume the obligations of the Company under this Warrant.

     Convertible Securities: Any evidences of indebtedness, shares of stock (other than Class A Common Stock) or Other Securities directly or indirectly convertible into or exchangeable for shares of Common Stock Equivalents.

     Current Market Price: With respect to any security (or other asset), on any date specified herein, the average daily market price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of such security is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the fair value thereof determined in good faith by the Board of Directors of the Company as of the specified date. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of such security or Common Stock Equivalents, the Current Market Price per share of such security or Common Stock Equivalents, as the case may be, shall be equal to the per share offering price to the public of such security or Common Stock Equivalents, as the case may be, issued in the initial public offering.

     Exercise Price:  As defined in the introduction to this Warrant.

     Expiration Date:  As defined in the introduction to this Warrant.

     Initial Warrant Price:  As defined in Section 2.1 hereof.

     Investors: Parthenon Investors, L.P., PCIP Investors, JMH Partners Corp., Shad Run Investments, L.P., TSG Co-Investors L.L.C., The Shattan Group, LLC, Thomas S. Shattan, Gregory E. Mendel and G. Kevin Fechtmeyer.

     Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Class A Common Stock or Convertible Securities, excluding rights, warrants and options granted on or after the Original Issue Date, to employees, officers, directors or consultants of the Company or any subsidiary thereof pursuant to any stock option plan or agreement adopted by the Board of Directors.

     Original Issue Date: Means the date on which any shares of Class B Common Stock, $0.01 par value per share, of the Company first were issued pursuant to the Purchase Agreement.

     Other Securities: Any stock (other than Class A Common Stock) and other securities, property or assets of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Class A Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Class A Common Stock or Other Securities pursuant hereto or otherwise.

     Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     Purchase Agreement:  As defined in the introduction to this Warrant.

     Registration Rights Agreement: The Registration Rights Agreement dated as of December 16, 1999 in the form of Exhibit J to the Purchase Agreement, as from time to time in effect.

     Securities Act: The Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

     Sharing Ratio: With respect to a Common Stock Equivalent, the ratio of (a) the distribution payable upon the liquidation and distribution of the Company on one share of such Common Stock Equivalent to (b) the distribution payable upon the liquidation and distribution of the Company on one share of Class A Common Stock.

     Stockholders Agreement: The Stockholders Agreement dated as of December 16, 1999, in the form of Exhibit K to the Purchase Agreement, as from time to time in effect.

     Trigger Price:  As defined in Section 2.1 hereof.

     Warrant Price:  As defined in Section 2.1 hereof.

     Warrants:  As defined in the introduction to this Warrant.

12. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

13. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing, the officers and Board of Directors of the Company shall have all fiduciary duties to the holders hereof which such officers and Board of Directors would have if the holders hereof held the shares of Class A Common Stock obtainable upon the exercise hereof.

14. NOTICES. Any time that either the holder or the Company shall be required to give notice or other communication in connection with this Warrant, such notice shall be deemed to be delivered if it is delivered in writing (or in the form of a telex or telecopy to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) addressed as hereinafter provided and if either (x) actually delivered at said address or (y) in the case of a letter, seven Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the office of the Company maintained pursuant to Section 11.2(a) hereof; or (b) if to the Company, to the attention of its President at its office maintained pursuant to Section 11.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 2 hereof.

15. MISCELLANEOUS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with (i) the written consent of the Company and the holders or (ii) for all Warrants, the written consent of the Company and the holders of a majority of the Warrants then outstanding. This Warrant shall be binding upon any Person succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. This Warrant shall be construed and enforced in accordance with and governed by the domestic substantive laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

     IN WITNESS WHEREOF, Raymond Karsan Holdings, Inc. has caused this Warrant to be sign by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and to be dated as of December __, 1999.

                                    RAYMOND KARSAN HOLDINGS, INC.

[SEAL]
                                         By:_________________________________
                                         Name:
                                         Title:

                             FORM OF SUBSCRIPTION

                [To be executed only upon exercise of Warrant]

                                                To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________ shares of the
Class A Common Stock and herewith makes payment of $        therefor, and
requests that the certificates for such shares be issued in the name of, and
delivered to               , whose address is              .


Dated:                  ___________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        ___________________________________
                                 (Street Address)

                        ___________________________________
                        (City)     (State)     (Zip Code)

                           FORM OF CONVERSION NOTICE

               [To be executed only upon conversion of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to __________/1/ shares of the Class A
Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name
of, and delivered to             , whose address is            .


Dated:                  _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                               (Street Address)

                        _________________________________
                        (City)     (State)     (Zip Code)

                                    -xviii-

                              FORM OF ASSIGNMENT

                [To be executed only upon transfer of Warrant]

     For value received, the undersigned registered holder of the within Warrant
hereby sells, assigns and transfers unto          the right represented by such
Warrant to purchase __________/1/ shares of Class A Common Stock of RAYMOND KARSAN HOLDINGS, INC. to which such Warrant relates, and appoints
Attorney to make such transfer on the books of RAYMOND KARSAN HOLDINGS, INC. maintained for such purpose, with full power of substitution in the premises.


Dated:                        _________________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of Warrant)

                              _________________________________
                                      (Street Address)

                              _________________________________
                              (City)     (State)     (Zip Code)

Signed in the presence of:

__________________________

                                                                     EXHIBIT C-1
                                                                     -----------

     This warrant and any shares represented by this warrant have not been registered under the securities act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except pursuant to an effective registration under said act or pursuant to an exemption from such registration.

     The voting of the shares of stock issuable pursuant to this warrant, and the sale, encumbrance or other disposition of such stock and this warrant are subject to the provisions of a stockholders agreement dated as of December 16, 1999 (the "stockholders agreement") to which the issuer and certain of its stockholders are party. Furthermore, such stock and this warrant may be sold or otherwise transferred only in compliance with the stockholders agreement. A complete and correct copy of the stockholders agreement may be inspected at the principal office of the issuer or obtained from the issuer without charge.

                         RAYMOND KARSAN HOLDINGS, INC.

                    Class C-1 Common Stock Purchase Warrant

No. [   ]                                                   Wayne, Pennsylvania
                                                              December 16, 1999

     THIS CERTIFIES THAT, for value received, and subject to the conditions on
exercise and other provisions hereinafter set forth, [            ] or
transferees permitted under the Stockholders Agreement (the "Holder"), is entitled to purchase from Raymond Karsan Holdings, Inc., a Pennsylvania corporation (the "Company"), under the conditions specified in this Warrant (the
"Warrant"), [   ] shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Class A Common Stock, $0.01 par value per share, of the Company at an initial exercise price of $0.01 per share (such exercise price, as from time to time adjusted in accordance with the terms hereof, the "Warrant Price"). Certain capitalized terms used in this Warrant are defined in Section 12 below.

     This Warrant is one of a series of warrants (collectively, the "Warrants") issued pursuant to Section 2.2 of the Purchase Agreement. A copy of the Purchase Agreement may be inspected at the principal office of the Company or obtained from the Company without charge.

1. EXERCISABILITY. Unless earlier terminated pursuant to Section 2, this Warrant shall become exercisable upon the earliest to occur of the following:

     1.1 the consummation of a Qualified Public Offering at a price to the public per share that results in (i) an IRR on the Purchased Securities greater than or equal to the IRR Hurdle, or (ii) Proceeds on the Purchased Securities which are greater than or equal to the Proceeds Threshold; and

     1.2 the consummation of a Sale Transaction that results in (i) an IRR on the Purchased Securities greater than or equal to the IRR Hurdle, or (ii) Proceeds on the Purchased Securities which are greater than or equal to the Proceeds Threshold.

In the event that full exercise of this Warrant would cause the condition that triggered the exercisability of the Warrant not to be fulfilled (as a result of the incremental IRR and/or Proceeds resulting from the shares subject to the Warrant), this Warrant shall become exercisable only for the largest number of shares of Class A Common Stock as will result in such condition being fulfilled.

2.   TERMINATION.  This Warrant shall terminate on the earlier of the following:

     2.1 the consummation of a Qualified Public Offering at a price to the public per share that results in (i) an IRR on the Purchased Securities of less than the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of less than the Proceeds Threshold;

     2.2 the consummation of a Sale Transaction or other sale of Purchased Securities that results in (i) an IRR on the Purchased Securities of less than the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of less than the Proceeds Threshold;

     2.3 the written consent to such termination by the Holders of Warrants to acquire a majority of the shares of common stock originally subject to the Warrants;

     2.4 the determination by a majority of the Management Stockholders (as defined in the Stockholders Agreement) that it is not reasonably likely that a Qualified Public Offering or Sale Transaction will result in (i) an IRR on the Purchased Securities of at least the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of at least the Proceeds Threshold; and

     2.5  December 16, 2006.

3.   EXERCISE OR CONVERSION OF WARRANT.

     3.1  Manner of Exercise or Conversion; Payment.

          (a) Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 11.2(a) hereof, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash or by check payable to the order of the Company (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock determined as provided in Section 4 hereof.

          (b) Conversion. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Class A Common Stock, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 11.2(a) hereof, accompanied by a conversion notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock equal to the quotient of:

               (i)  the excess of:

               (A) an amount equal to the sum of (x) the product of (aa) the number of shares of Class A Common Stock determined as provided in Section 2 hereof which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice multiplied by (bb) the Current Market Price of each such share of Class A Common Stock so designated and (y) the Current Market Price of any Other Securities and the fair value of any other property (determined in good faith by the Board of Directors of the Company) such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice over

               (B) an amount equal to (x) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such conversion notice multiplied by
                    (y) the Exercise Price

               divided by

               (ii) such Current Market Price of a share of Class A Common
                    Stock.

     For all purposes of this Warrant (other than this Section 3.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Class A Common Stock in accordance with the terms of this Section 3.1(b).

     3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 3.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof.

     3.3 Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder may direct:

          (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Current Market Price per share on the Business Day next preceding the date of such exercise; and

          (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal to the number of such shares (without giving effect to any adjustment thereof) called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section
     3.1 hereof.

4.   ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.

     4.1 General; Number of Shares; Warrant Price. The number of shares of Class A Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be equal to the product of:

     (a) the number of shares of Class A Common Stock which would otherwise (but for the provisions of this Section 4) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 3.1 hereof, and

     (b) a fraction of which (i) the numerator is the Initial Warrant Price, and (ii) the denominator is the Warrant Price in effect on the date of such exercise.

                                    -xxiii-

The "Initial Warrant Price" shall be the Exercise Price. The "Warrant Price" shall initially be the Initial Warrant Price, shall be adjusted and readjusted from time to time as provided in this Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4. The "Trigger Price" shall initially be $167 per share of Class A Common Stock and shall be adjusted and readjusted from time to time as provided in this Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4.

     4.2  Adjustments for Dividends, Distributions, Stock Splits, etc.

          (a) Dividends and Distributions. In case at any time or from time to time, the holders of Class A Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

               (i) other or additional stock or Other Securities or property (other than cash) by way of dividend, or

               (ii)  any cash, or

               (iii) other or additional stock or other securities or property
                     (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional
                                                         ----- ----
                     shares of Class A Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 4.2(b) below),


     then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 3, shall be entitled, without the payment of any additional consideration or the taking of any further action, to receive the amount of stock, Other Securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 4.2(a)) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock provided for herein and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 4.2(a)) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by
     Section 4.

          (b) Treatment of Stock Dividends, Stock Splits, etc. In the event that the Company shall (i) issue additional shares of Common Stock Equivalents, or securities exercisable for or convertible into Common Stock Equivalents, as a dividend or other distribution on outstanding Common Stock Equivalents, (ii) subdivide its outstanding shares of Common

     Stock Equivalents, or (iii) combine its outstanding shares of Common Stock Equivalents into a smaller number of shares of Common Stock Equivalents, then, in each such event, the Warrant Price and the Trigger Price shall, simultaneously with the happening of such event, be adjusted by multiplying each of the then current Warrant Price and Trigger Price by a fraction, (a) the numerator of which shall be the number of shares of Common Stock Equivalents outstanding immediately prior to such event, and (b) the denominator of which shall be the number of shares of Common Stock Equivalents outstanding immediately after such event, and the product so obtained shall thereafter be the Warrant Price and Trigger Price, respectively, then in effect. The Warrant Price and Trigger Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.2(b). Upon each adjustment of the Warrant Price or Trigger Price, the holder of this Warrant shall thereafter be entitled to purchase at the Warrant Price resulting from such adjustment, the number of shares obtained by dividing the product of the number of shares purchasable pursuant hereto immediately prior to such adjustment and the Warrant Price immediately preceding such adjustment by the Warrant Price resulting from such adjustment.

     4.3 Reorganization, Consolidation or Merger. In case at any time or from time to time the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, (c) voluntarily or involuntarily dissolve, liquidate or wind-up, or (d) transfer all or substantially all of its properties or assets to any other person, then in each such case, as a condition thereto, lawful and adequate provision shall be made so that the holder of this Warrant, on the exercise or conversion hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Class A Common Stock issuable on such exercise immediately prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such reorganization, consolidation, merger or dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustments thereafter as provided in Section 4.

     4.4  Adjustment for Issuance of Common Stock Equivalents Below Trigger
     Price.

          (a) General. In any case to which Sections 4.2 and 4.3 hereof are not applicable, where the Company shall issue or sell shares of its Common Stock Equivalents after December 16, 1999 without consideration or for a consideration per share less than the Trigger Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares, except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the date of this Warrant, then the Warrant Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by multiplying the Warrant Price then in effect hereunder by a fraction, the numerator of which is the sum of (i) the product of the total number of shares of Common Stock Equivalents outstanding immediately prior to such issuance or sale multiplied by the Trigger Price in effect hereunder at the time of such issuance or sale, plus (ii) the aggregate consideration received by the Company upon such issuance or sale, and the denominator of which is the product of the total number of shares of Common Stock Equivalents outstanding immediately after issuance or sale of such additional shares multiplied by the Trigger Price in effect hereunder at the time of such issuance.

          (b) Options; Convertible Securities. In case the Company shall issue or sell any Options or Convertible Securities after December 16, 1999 there shall be determined the price per share for which Common Stock Equivalents are issuable upon the conversion or exercise thereof, such determination to be made by dividing (i) the sum of the total amount received or receivable by the Company as consideration for the issue or sale of such Options or Convertible Securities plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exercise thereof, by (ii) the maximum number of shares of Common Stock Equivalents of the Company issuable upon the conversion or exercise of all of such Options or Convertible Securities. If the price per share so determined shall be less than the applicable Trigger Price, then, for purposes of
     Section 4.4(a) hereof, such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such Options or Convertible Securities) of such maximum number of shares of Common Stock Equivalents at the price per share so determined and such maximum number of shares shall be deemed to be outstanding after such issuance, provided that, upon the expiration of such rights of conversion or exercise of such Options or Convertible Securities, if any thereof shall not have been exercised, the adjusted Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock Equivalents so issued or sold were issued or sold upon the conversion or exercise of such Options or Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Options or Convertible Securities which shall have been converted or exchanged.

          (c) Record Date. If the Company takes a record of the holders of Common Stock Equivalents for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock Equivalents, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock Equivalents, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock Equivalents deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     4.5 Minimum Adjustment of Warrant Price and Trigger Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 4 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Price or Trigger Price, as the case may be, in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price or Trigger Price.

     4.6 Shares Deemed Outstanding. For all purposes of the computations to be made pursuant to this Section 4, treasury shares shall not be deemed to be outstanding.

     4.7 Calculation of Consideration Received. If any Common Stock Equivalents, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor (net of discounts, commissions and related expenses). If any Common Stock Equivalents, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Current Market Price thereof as of the date of receipt. For purposes of this Warrant, the fair value of any consideration other than cash and securities shall be determined by the board of directors of the Company using its good faith discretion.

     4.8 Integrated Transactions. In case any Options are issued in connection with the issue or sale of Other Securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $1.00 (as adjusted consistent to give effect to the occurrences set forth in Sections 4.2 and 4.3).

5. NO IMPAIRMENT. The Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise plus the amount deemed to have been paid upon issuance of this Warrant, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Class A Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Class A Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

6. REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Class A Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or

                                    -xxvii-
readjustment is based, including a statement of (a) the number of shares of Class A Common Stock outstanding or deemed to be outstanding, and (b) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 4 hereof) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price and the Trigger Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to Section 11.2(a) hereof and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

7.   NOTICES OF CORPORATE ACTION.  In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) the declaration by the Company of any dividend payable in stock upon Common Stock Equivalents or any other distribution by the Company to the holders of Common Stock Equivalents, or

          (c) the Company proposing to make an offer for subscription pro rata to the holders of its Common Stock Equivalents of any additional shares of stock of any class or other rights, or

          (d) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (e) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (f)  any other action of a type referred to in Section 4 hereof,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Class A Common Stock shall be entitled to

                                   -xxviii-
exchange their shares of Class A Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed at least 45 days prior to the date therein specified. At no time prior to the date therein specified shall the Company take any action which could prevent the exercise or conversion of this Warrant in accordance with the terms hereof.

8. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case the Company after December 16, 1999 shall (a) effect a reorganization, (b) consolidate with or merge with or into any other entity, or (c) transfer all or substantially all of its properties or assets to any other person or entity, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation, merger or transfer, as the case may be, shall be entitled to receive, in lieu of the Class A Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4 hereof. The Company shall not consummate any such reorganization, consolidation, merger or transfer unless the resulting, surviving or transferee entity, as the case may be, expressly agrees in writing, reasonably satisfactory to the holders of a majority of the Warrants then outstanding, to fulfil the Company's obligations under this Warrant and this Section 8.

9. PERFORMANCE OF OBLIGATIONS. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment to the extent set forth in this Warrant.

10. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Class A Common Stock of each class from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Class A Common Stock issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable.

11.  OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

     11.1 Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 11.2(a) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

     11.2  Office; Transfer and Exchange of Warrants.

           (a) The Company will maintain an office in Wayne, Pennsylvania where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 170 South Warner Road, Wayne, Pennsylvania 19087 until such time as the Company shall notify the holders of the Warrants of any change of location of such office within the United States.

           (b) The Company shall cause to be kept at its office maintained pursuant to Sec tion 11.2(a) hereof a register for the registration and transfer of the Warrants. The names and addresses of holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

           (c) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 11.2(a) hereof, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     11.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than a Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to Section 11.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

12. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     Class A Common Stock: As defined in the introduction to this Warrant, such term to include any stock into which such Class A Common Stock shall have been changed or any stock resulting from any reclassification of such Class A Common Stock.

     Common Stock: Class A and Class B Common Stock, $0.01 par value per share, of the Company.

     Common Stock Equivalents: Any class of common stock of the Company which is entitled to share ratably with holders of Class A Common Stock in any distributions including distributions upon the liquidation, dissolution or winding-up of the Company and any other class of common stock of the Company and/or stock of any class into which these shares may hereafter be changed or any stock resulting from any reclassification of such common stock, provided that the number of such shares shall, for purposes of the Warrants, be deemed to equal the actual number of shares of such Common Stock multiplied by the Sharing Ratio.

     Company: As defined in the introduction to this Warrant and shall include any Person which shall succeed to or assume the obligations of the Company under the Warrant.

     Convertible Securities: Any evidences of indebtedness, shares of stock (other than Class A Common Stock) or other securities directly or indirectly convertible into or exchangeable for shares of Common Stock Equivalents.

     Current Market Price: With respect to any security (or other asset), on any date specified herein, the average daily market price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of such security is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the fair value thereof determined in good faith by the Board of Directors of the Company as of the specified date. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of such security or Common Stock Equivalents, the Current Market Price per share of such security or Common Stock Equivalents, as the case may be, shall be equal to the per share offering price to the public of such security or Common Stock Equivalents, as the case may be, issued in the initial public offering.

     Exercise Price:  As defined in the introduction to this Warrant.

     Expiration Date:  As defined in the introduction to this Warrant.

     Initial Warrant Price:  As defined in Section 4.1 hereof.

     IRR: Shall mean the internal annual rate of return, calculated in a manner consistent with the "IRR" function in Microsoft Corporation's Excel spreadsheet software (based on a year of twelve thirty-day months), realized (or deemed to be realized) by the holders of Purchased Securities on their investment pursuant to the Purchase Agreement in the Purchased Securities, such rate of return to be calculated on (i) the cash outflow consisting of the $22,000,000 paid for the Purchased Securities and (ii) the series of cash inflows consisting of all amounts realized (or deemed to be realized) by such holders in respect of the Purchased Securities. For purposes of such calculation, (A) the cash outflow and each cash inflow shall be deemed to have occurred on the last day of the calendar month in which it occurred, (B) except to the extent specifically provided herein, an amount shall not be treated as a cash inflow unless and until actually received in cash, (C) securities that are traded on a national securities exchange or the NASDAQ Stock Market that are received in the sale of Purchased Securities shall (unless earlier sold for cash) be deemed to result in a cash inflow on the Resale Day in an amount equal to the Current Market Price of such securities on such date, (D) Common Stock retained in a Liquidity Event shall (unless earlier sold for cash) be deemed to result in a cash inflow, on the later of (i) the date of the Liquidity Event and (ii) if securities were received in the Liquidity Event, the Resale Day, in an amount equal to the Current Market Price of such Common Stock on such date, and (E) in the case of a Qualified Public Offering, upon the Resale Day, each holder of Purchased Securities shall be deemed to have realized a cash inflow equal to the Current Market Price of all Purchased Securities then held by it.

     IRR Hurdle: Shall mean, as of the date the relevant event is consummated, the amount specified below for such date:

          Twelve Months Ended            IRR Hurdle
                                         ----------
          December 17,
          -----------

          2000                           80%
          2001                           70%
          2002                           60%
          2003                           50%
          2004 and thereafter            40%

     Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Class A Common Stock or Convertible Securities, excluding rights, warrants and options granted on or after the Original Issue Date, to employees, officers, directors or consultants of the Company or any subsidiary thereof pursuant to any stock option plan or agreement adopted by the Board of Directors.

     Original Issue Date: Means the date on which any shares of Class B Common Stock, $0.01 par value per share, of the Company first were issued pursuant to the Purchase Agreement.
                                    -xxxii-

     Other Securities: Any stock (other than Class A Common Stock) and other securities, property or assets of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Class A Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Class A Common Stock or Other Securities pursuant hereto or otherwise.

     Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     Proceeds: Shall mean cash proceeds realized (or deemed to be realized) by any holder of Purchased Securities in respect of the sale of Purchased Securities (or realized in respect of the sale of securities acquired in respect of the sale of Purchased Securities); provided, however, that (A) securities received by such holder that are traded on a national securities exchange or the NASDAQ Stock Market that are received in the sale of Purchased Securities shall (unless earlier sold for cash) be deemed to result in cash proceeds on the Resale Day in an amount equal to the Current Market Price of such securities on such date, (B) Common Stock retained in a Sale Transaction shall (unless earlier sold for cash) be deemed to result in cash proceeds, on the later of (i) the date of the Sale Transaction and (ii) if securities were received in the Sale Transaction, the Resale Day, in an amount equal to the Current Market Price of such Common Stock on such date, and (C) in the case of a Qualified Public Offering, upon the Resale Day, Parthenon shall be deemed to have realized Proceeds equal to the Current Market Price of all Purchased Securities then held by it.

     Proceeds Threshold: Shall mean, as of the date that the relevant Proceeds amount is determined, the amount specified below for such date:

               Twelve Months Ended                    Proceeds
               December 17,                           Threshold
               ------------                           ---------
               2000                                   $ 39,600,000
               2001                                   $ 63,800,000
               2002                                   $ 90,200,000
               2003                                   $112,200,000
               2004 and thereafter                    $118,800,000

     Purchase Agreement: Shall mean the Class B Common Stock and Warrant Purchase Agreement dated as of December 16, 1999 by and among the Company, Parthenon Investors, L.P., PCIP Investors, JMH Partners Corp., Shad Run Investments, L.P., TSG Co-Investors, L.L.C., The Shattan Group, LLC, Thomas S. Shattan, Gregory E. Mendel and G. Kevin Fechtmeyer.

                                   -xxxiii-

     Purchased Securities: Shall mean the securities referred to as the Class B Common Stock and the Class B Warrants in the Purchase Agreement, together with any other securities of the Company issued upon conversion thereof or in exchange therefor.

     Purchaser:  As defined in the introduction to this Warrant.

     Qualified Public Offering: Shall have the meaning provided in Section 1 of the Stockholders Agreement.

     Resale Day: Shall mean, (i) in the case of a Qualified Public Offering, any business day more than thirty days after the expiration of any "underwriter's lockup" or similar resale limitation in connection with such Qualified Public offering on any applicable securities held by Parthenon and
(ii) in the case of a Sale Transaction other than a Qualified Public Offering the tenth business day after the first date when all the relevant securities received in such Liquidity Event are traded on a national securities exchange or the NASDAQ Stock Market and freely salable under Rule 145 under the Securities Act of 1933, as amended (or any successor rule), and not subject to any "pooling," "tax-free reorganization" or similar contractual resale restrictions entered into in connection with the Sale Transaction.

     Sale Transaction: Shall mean (i) any sale or series of sales by a holder of at least 90% of the Purchased Securities, whether by merger, consolidation, recapitalization, share exchange, redemption or otherwise, and (ii) any sale (or series of sales of assets resulting in) of all or substantially all the assets of the Company; provided, however, that in the case of a series of sales, the Sale Transaction shall be deemed to occur on the date of the sale that results in Parthenon having sold at least 90% of such Purchased Securities, and in the case of a Sale Transaction in which Parthenon receives securities in respect of the sale of Purchased Securities, the Resale Date.

     Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

     Sharing Ratio: With respect to a Common Stock Equivalent, the ratio of (a) the distribution payable upon the liquidation and distribution of the Company on one share of such Common Stock Equivalent to (b) the distribution payable upon the liquidation and distribution of the Company on one share of Class A Common Stock.

     Stockholders Agreement: The Stockholders Agreement dated as of December 16, 1999, in the form of Exhibit K to the Purchase Agreement, as from time to time in effect.

     Trigger Price:  As defined in Section 4.1 hereof.

     Warrant Price:  As defined in Section 4.1 hereof.

                                    -xxxiv-

     Warrants:  As defined in the introduction to this Warrant.

13. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing, the officers and Board of Directors of the Company shall have all fiduciary duties to the holder hereof which such officers and Board of Directors would have if the holder hereof held the shares of Class A Common Stock obtainable upon the exercise hereof.

15. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be delivered if in writing (or in the form of a telex or telecopy to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) addressed as hereinafter provided and if either (x) actually delivered at said address or (y) in the case of a letter, seven Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the office of the Company maintained pursuant to
Section 11.2(a) hereof; or (b) if to the Company, to the attention of its President at its office maintained pursuant to Section 11.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 3 hereof.

16. MISCELLANEOUS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with (i) the written consent of the Company and the Holder or (ii) for all Warrants, the written consent of the Company and the holders of a majority of the Warrants then outstanding. This Warrant shall be construed and enforced in accordance with and governed by the domestic substantive laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

     IN WITNESS WHEREOF, Raymond Karsan Holdings, Inc. has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and to be dated as of December ___, 1999.

                                       RAYMOND KARSAN HOLDINGS, INC
[SEAL]
                                       By:________________________
                                          Title:

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________/2/ shares of
the Class A Common Stock and herewith makes payment of $        therefor, and
requests that the certificates for such shares be issued in the name of, and
delivered to             , whose address is               .


Dated:                   __________________________________
                         (Signature must conform in all
                         respects to name of holders as
                         specified on the face of Warrant)

                         __________________________________
                                (Street Address)


                         __________________________________
                         (City)   (State)   (Zip Code)

_________________

/2/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                           FORM OF CONVERSION NOTICE

                [To be executed only upon conversion of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to __________/1/ shares of the Class A Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name
of, and delivered to          , whose address is           .


Dated:                  _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                                 (Street Address)

                        _________________________________
                        (City)   (State)   (Zip Code)


________________________

/1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]


     For value received, the undersigned registered holder of the within Warrant
hereby sells, assigns and transfers unto                    the right
represented by such Warrant to purchase __________/1/ shares of Class A Common Stock of RAYMOND KARSAN HOLDINGS, INC. to which such Warrant relates, and
appoints         Attorney to make such transfer on the books of RAYMOND KARSAN
HOLDINGS, INC. maintained for such purpose, with full power of substitution in the premises.


Dated:                  _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                                 (Street Address)

                        _________________________________
                        (City)   (State)   (Zip Code)


Signed in the presence of:



__________________________





__________________________
/1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                                                     EXHIBIT C-2
                                                                     -----------
This warrant and any shares represented by this warrant have not been registered under the securities act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except pursuant to an effective registration under said act or pursuant to an exemption from such registration.

The voting of the shares of stock pursuant to this warrant, and the sale, encumbrance or other disposition of such stock and this warrant are subject to the provisions of a stockholders agreement dated as of December 16, 1999 (the "stockholders agreement") to which the issuer and certain of its stockholders are party. Furthermore, such stock and this warrant may be sold or otherwise transferred only in compliance with the stockholders agreement. A complete and correct copy of the stockholders agreement may be inspected at the principal office of the issuer or obtained from the issuer without charge.









                         RAYMOND KARSAN HOLDINGS, INC.

                    Class C-2 Common Stock Purchase Warrant

 No. [ ]                                                     Wayne, Pennsylvania
                                                               December 16, 1999

     THIS CERTIFIES THAT, for value received, and subject to the conditions on
exercise and other provisions hereinafter set forth, [         ] or transferees
permitted under the Stockholders Agreement (the "Holder"), is entitled to purchase from Raymond Karsan Holdings, Inc., a Pennsylvania corporation (the "Company"), under the conditions specified in this Warrant (the "Warrant"), [ ] shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Class A Common Stock, $0.01 par value per share, of the Company at an initial exercise price of $0.01 per share (such exercise price, as from time to time adjusted in accordance with the terms hereof, the "Warrant Price"). Certain capitalized terms used in this Warrant are defined in Section 12 below.

     This Warrant is one of a series of warrants (collectively, the "Warrants") issued pursuant to Section 2.2 of the Purchase Agreement. A copy of the Purchase Agreement may be inspected at the principal office of the Company or obtained from the Company without charge.

1. EXERCISABILITY. Unless earlier terminated pursuant to Section 2, this Warrant shall become exercisable upon the earliest to occur of the following:

     1.1 the consummation of a Qualified Public Offering at a price to the public per share that results in (i) an IRR on the Purchased Securities greater than or equal to the IRR Hurdle, or

(ii) Proceeds on the Purchased Securities which are greater than or equal to the Proceeds Threshold; and

     1.2 the consummation of a Sale Transaction that results in (i) an IRR on the Purchased Securities greater than or equal to the IRR Hurdle, or (ii) Proceeds on the Purchased Securities which are greater than or equal to the Proceeds Threshold.

In the event that full exercise of this Warrant would cause the condition that triggered the exercisability of the Warrant not to be fulfilled (as a result of the incremental IRR and/or Proceeds resulting from the shares subject to the Warrant), this Warrant shall become exercisable only for the largest number of shares of Class A Common Stock as will result in such condition being fulfilled.

2.   TERMINATION.  This Warrant shall terminate on the earlier of the following:

     2.1 the consummation of a Qualified Public Offering at a price to the public per share that results in (i) an IRR on the Purchased Securities of less than the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of less than the Proceeds Threshold;

     2.2 the consummation of a Sale Transaction or other sale of Purchased Securities that results in (i) an IRR on the Purchased Securities of less than the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of less than the Proceeds Threshold;

     2.3 the written consent to such termination by the Holders of Warrants to acquire a majority of the shares of common stock originally subject to the Warrants;

     2.4 the determination by a majority of the Management Stockholders (as defined in the Stockholders Agreement) that it is not reasonably likely that a Qualified Public Offering or Sale Transaction will result in (i) an IRR on the Purchased Securities of at least the IRR Hurdle, and (ii) Proceeds on the Purchased Securities of at least the Proceeds Threshold; and

     2.5  December 16, 2006.

3.  EXERCISE OR CONVERSION OF WARRANT.

     3.1  Manner of Exercise or Conversion; Payment.

          (a) Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 11.2(a) hereof, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash or by check payable to the order of the Company (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock determined as provided in Section 4 hereof.

          (b) Conversion. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Class A Common Stock, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 11.2(a) hereof, accompanied by a conversion notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock equal to the quotient of:

               (i)  the excess of:

               (A) an amount equal to the sum of (x) the product of (aa) the number of shares of Class A Common Stock determined as provided in Section 2 hereof which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice multiplied by (bb) the Current Market Price of each such share of Class A Common Stock so designated and (y) the Current Market Price of any Other Securities and the fair value of any other properly (determined in good faith by the Board of Directors of the Company) such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice over

               (B) an amount equal to (x) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such conversion notice multiplied by
                    (y) the Exercise Price

               divided by

               (ii) such Current Market Price of a share of Class A Common
     Stock.

     For all purposes of this Warrant (other than this Section 3.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Class A Common Stock in accordance with the terms of this Section 3.1(b).

     3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 3.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof.

     3.3 Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder may direct:

          (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Current Market Price per share on the Business Day next preceding the date of such exercise; and

          (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal to the number of such shares (without giving effect to any adjustment thereof) called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section
     3.1 hereof.

4.  ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.

     4.1 General; Number of Shares; Warrant Price. The number of shares of Class A Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be equal to the product of:

     (a) the number of shares of Class A Common Stock which would otherwise (but for the provisions of this Section 4) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 3.1 hereof, and

     (b) a fraction of which (i) the numerator is the Initial Warrant Price, and (ii) the denominator is the Warrant Price in effect on the date of such exercise.

The "Initial Warrant Price" shall be the Exercise Price. The "Warrant Price" shall initially be the Initial Warrant Price, shall be adjusted and readjusted from time to time as provided in this Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4. The "Trigger Price" shall initially be $167 per share of Class A Common Stock and shall be adjusted and readjusted from time to time as provided in this Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4.

     4.2  Adjustments for Dividends, Distributions, Stock Splits, etc.

          (a) Dividends and Distributions. In case at any time or from time to time, the holders of Class A Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

               (i) other or additional stock or Other Securities or property (other than cash) by way of dividend, or

               (ii)  any cash, or

               (iii) other or additional stock or other securities or property
                     (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional
                                                         ----- ----
                     shares of Class A Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 4.2(b) below),

     then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 3, shall be entitled, without the payment of any additional consideration or the taking of any further action, to receive the amount of stock, Other Securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 4.2(a)) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock provided for herein and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 4.2(a)) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by
     Section 4.

          (b) Treatment of Stock Dividends, Stock Splits, etc. In the event that the Company shall (i) issue additional shares of Common Stock Equivalents, or securities exercisable for or convertible into Common Stock Equivalents, as a dividend or other distribution on outstanding Common Stock Equivalents, (ii) subdivide its outstanding shares of Common

     Stock Equivalents, or (iii) combine its outstanding shares of Common Stock Equivalents into a smaller number of shares of Common Stock Equivalents, then, in each such event, the Warrant Price and the Trigger Price shall, simultaneously with the happening of such event, be adjusted by multiplying each of the then current Warrant Price and Trigger Price by a fraction, (a) the numerator of which shall be the number of shares of Common Stock Equivalents outstanding immediately prior to such event, and (b) the denominator of which shall be the number of shares of Common Stock Equivalents outstanding immediately after such event, and the product so obtained shall thereafter be the Warrant Price and Trigger Price, respectively, then in effect. The Warrant Price and Trigger Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.2(b). Upon each adjustment of the Warrant Price or Trigger Price, the holder of this Warrant shall thereafter be entitled to purchase at the Warrant Price resulting from such adjustment, the number of shares obtained by dividing the product of the number of shares purchasable pursuant hereto immediately prior to such adjustment and the Warrant Price immediately preceding such adjustment by the Warrant Price resulting from such adjustment.

     4.3 Reorganization, Consolidation or Merger. In case at any time or from time to time the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, (c) voluntarily or involuntarily dissolve, liquidate or wind-up, or (d) transfer all or substantially all of its properties or assets to any other person, then in each such case, as a condition thereto, lawful and adequate provision shall be made so that the holder of this Warrant, on the exercise or conversion hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Class A Common Stock issuable on such exercise immediately prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such reorganization, consolidation, merger or dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustments thereafter as provided in Section 4.

     4.4  Adjustment for Issuance of Common Stock Equivalents Below Trigger
Price.
          (a) General. In any case to which Sections 4.2 and 4.3 hereof are not applicable, where the Company shall issue or sell shares of its Common Stock Equivalents after December 16, 1999 without consideration or for a consideration per share less than the Trigger Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares, except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the date of this Warrant, then the Warrant Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by multiplying the Warrant Price then in effect hereunder by a fraction, the numerator of which is the sum of (i) the product of the total number of shares of Common Stock Equivalents outstanding immediately prior to such issuance or sale multiplied by the Trigger Price in effect hereunder at the time of such issuance or sale, plus (ii) the aggregate consideration received by the Company upon such issuance or sale, and the denominator of which is the product of the total number of shares of Common Stock Equivalents outstanding immediately after issuance or sale of such additional shares multiplied by the Trigger Price in effect hereunder at the time of such issuance.

          (b) Options; Convertible Securities. In case the Company shall issue or sell any Options or Convertible Securities after December 16, 1999 there shall be determined the price per share for which Common Stock Equivalents are issuable upon the conversion or exercise thereof, such determination to be made by dividing (i) the sum of the total amount received or receivable by the Company as consideration for the issue or sale of such Options or Convertible Securities plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exercise thereof, by (ii) the maximum number of shares of Common Stock Equivalents of the Company issuable upon the conversion or exercise of all of such Options or Convertible Securities. If the price per share so determined shall be less than the applicable Trigger Price, then, for purposes of
     Section 4.4(a) hereof, such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such Options or Convertible Securities) of such maximum number of shares of Common Stock Equivalents at the price per share so determined and such maximum number of shares shall be deemed to be outstanding after such issuance, provided that, upon the expiration of such rights of conversion or exercise of such Options or Convertible Securities, if any thereof shall not have been exercised, the adjusted Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock Equivalents so issued or sold were issued or sold upon the conversion or exercise of such Options or Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Options or Convertible Securities which shall have been converted or exchanged.

          (c) Record Date. If the Company takes a record of the holders of Common Stock Equivalents for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock Equivalents, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock Equivalents, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock Equivalents deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     4.5 Minimum Adjustment of Warrant Price and Trigger Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 4 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Price or Trigger Price, as the case may be, in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price or Trigger Price.

     4.6 Shares Deemed Outstanding. For all purposes of the computations to be made pursuant to this Section 4, treasury shares shall not be deemed to be outstanding.

     4.7 Calculation of Consideration Received. If any Common Stock Equivalents, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor (net of discounts, commissions and related expenses). If any Common Stock Equivalents, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Current Market Price thereof as of the date of receipt. For purposes of this Warrant, the fair value of any consideration other than cash and securities shall be determined by the board of directors of the Company using its good faith discretion.

     4.8 Integrated Transactions. In case any Options are issued in connection with the issue or sale of Other Securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $1.00 (as adjusted consistent to give effect to the occurrences set forth in Sections 4.2 and 4.3).

5. NO IMPAIRMENT. The Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise plus the amount deemed to have been paid upon issuance of this Warrant, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Class A Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Class A Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

6. REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Class A Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the number of shares of Class A Common Stock outstanding or deemed to be outstanding, and (b) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 4 hereof) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price and the Trigger Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to Section 11.2(a) hereof and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

7.  NOTICES OF CORPORATE ACTION.  In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) the declaration by the Company of any dividend payable in stock upon Common Stock Equivalents or any other distribution by the Company to the holders of Common Stock Equivalents, or

          (c) the Company proposing to make an offer for subscription pro rata to the holders of its Common Stock Equivalents of any additional shares of stock of any class or other rights, or

          (d) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (e) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (f)  any other action of a type referred to in Section 4 hereof,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Class A Common Stock shall be entitled to exchange their shares of Class A Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed at least 45 days prior to the date therein specified. At no time prior to the date therein specified shall the Company take any action which could prevent the exercise or conversion of this Warrant in accordance with the terms hereof.

8. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case the Company after December 16, 1999 shall (a) effect a reorganization, (b) consolidate with or merge with or into any other entity, or (c) transfer all or substantially all of its properties or assets to any other person or entity, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation, merger or transfer, as the case may be, shall be entitled to receive, in lieu of the Class A Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4 hereof. The Company shall not consummate any such reorganization, consolidation, merger or transfer unless the resulting, surviving or transferee entity, as the case may be, expressly agrees in writing, reasonably satisfactory to the holders of a majority of the Warrants then outstanding, to fulfil the Company's obligations under this Warrant and this Section 8.

9. PERFORMANCE OF OBLIGATIONS. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment to the extent set forth in this Warrant.

10. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Class A Common Stock of each class from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Class A Common Stock issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable.

11.  OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

     11.1 Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 11.2(a) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

     11.2 Office; Transfer and Exchange of Warrants.

          (a) The Company will maintain an office in Wayne, Pennsylvania where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 170 South Warner Road, Wayne, Pennsylvania 19087 until such time as the Company shall notify the holders of the Warrants of any change of location of such office within the United States.

          (b) The Company shall cause to be kept at its office maintained pursuant to Section 11.2(a) hereof a register for the registration and transfer of the Warrants. The names and addresses of holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

          (c) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Sec tion 11.2(a) hereof, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     11.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than a Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to Section 11.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

12. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     Class A Common Stock: As defined in the introduction to this Warrant, such term to include any stock into which such Class A Common Stock shall have been changed or any stock resulting from any reclassification of such Class A Common Stock.

     Common Stock: Class A and Class B Common Stock, $0.01 par value per share, of the Company.

     Common Stock Equivalents: Any class of common stock of the Company which is entitled to share ratably with holders of Class A Common Stock in any distributions including distributions upon the liquidation, dissolution or winding-up of the Company and any other class of common stock of the Company and/or stock of any class into which these shares may hereafter be changed or any stock resulting from any reclassification of such common stock, provided that the number of such shares shall, for purposes of the Warrants, be deemed to equal the actual number of shares of such Common Stock multiplied by the Sharing Ratio.

     Company: As defined in the introduction to this Warrant and shall include any Person which shall succeed to or assume the obligations of the Company under the Warrant.

     Convertible Securities: Any evidences of indebtedness, shares of stock (other than Class A Common Stock) or other securities directly or indirectly convertible into or exchangeable for shares of Common Stock Equivalents.

     Current Market Price: With respect to any security (or other asset), on any date specified herein, the average daily market price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of such security is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the fair value thereof determined in good faith by the Board of Directors of the Company as of the specified date. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of such security or Common Stock Equivalents, the Current Market Price per share of such security or Common Stock Equivalents, as the case may be, shall be equal to the per share offering price to the public of such security or Common Stock Equivalents, as the case may be, issued in the initial public offering.

     Exercise Price:  As defined in the introduction to this Warrant.

     Expiration Date:  As defined in the introduction to this Warrant.

     Initial Warrant Price:  As defined in Section 4.1 hereof.

     IRR: Shall mean the internal annual rate of return, calculated in a manner consistent with the "IRR" function in Microsoft Corporation's Excel spreadsheet software (based on a year of twelve thirty-day months), realized (or deemed to be realized) by the holders of Purchased Securities on their investment pursuant to the Purchase Agreement in the Purchased Securities, such rate of return to be calculated on (i) the cash outflow consisting of the $22,000,000 paid for the Purchased Securities and (ii) the series of cash inflows consisting of all amounts realized (or deemed to be realized) by such holders in respect of the Purchased Securities. For purposes of such calculation, (A) the cash outflow and each cash inflow shall be deemed to have occurred on the last day of the calendar month in which it occurred, (B) except to the extent specifically provided herein, an amount shall not be treated as a cash inflow unless and until actually received in cash, (C) securities that are traded on a national securities exchange or the NASDAQ Stock Market that are received in the sale of Purchased Securities shall (unless earlier sold for cash) be deemed to result in a cash inflow on the Resale Day in an amount equal to the Current Market Price of such securities on such date, (D) Common Stock retained in a Liquidity Event shall (unless earlier sold for cash) be deemed to result in a cash inflow, on the later of (i) the date of the Liquidity Event and (ii) if securities were received in the Liquidity Event, the Resale Day, in an amount equal to the Current Market Price of such Common Stock on such date, and (E) in the case of a Qualified Public Offering, upon the Resale Day, each holder of Purchased Securities shall be deemed to have realized a cash inflow equal to the Current Market Price of all Purchased Securities then held by it.

     IRR Hurdle: Shall mean, as of the date the relevant event is consummated, the amount specified below for such date:

          Twelve Months Ended            IRR Hurdle
                                         ----------
          December 17,
          -----------

          2000                           120%
          2001                           110%
          2002                           100%
          2003                           80%
          2004 and thereafter            60%

     Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Class A Common Stock or Convertible Securities, excluding rights, warrants and options granted on or after the Original Issue Date, to employees, officers, directors or consultants of the Company or any subsidiary thereof pursuant to any stock option plan or agreement adopted by the Board of Directors.

     Original Issue Date: Means the date on which any shares of Class B Common Stock, $0.01 par value per share, of the Company first were issued pursuant to the Purchase Agreement.

     Other Securities: Any stock (other than Class A Common Stock) and other securities, property or assets of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Class A Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Class A Common Stock or Other Securities pursuant hereto or otherwise.

     Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     Proceeds: Shall mean cash proceeds realized (or deemed to be realized) by any holder of Purchased Securities in respect of the sale of Purchased Securities (or realized in respect of the sale of securities acquired in respect of the sale of Purchased Securities); provided, however, that (A) securities received by such holder that are traded on a national securities exchange or the NASDAQ Stock Market that are received in the sale of Purchased Securities shall (unless earlier sold for cash) be deemed to result in cash proceeds on the Resale Day in an amount equal to the Current Market Price of such securities on such date, (B) Common Stock retained in a Sale Transaction shall (unless earlier sold for cash) be deemed to result in cash proceeds, on the later of (i) the date of the Sale Transaction and (ii) if securities were received in the Sale Transaction, the Resale Day, in an amount equal to the Current Market Price of such Common Stock on such date, and (C) in the case of a Qualified Public Offering, upon the Resale Day, Parthenon shall be deemed to have realized Proceeds equal to the Current Market Price of all Purchased Securities then held by it.

     Proceeds Threshold: Shall mean, as of the date that the relevant Proceeds amount is determined, the amount specified below for such date:

               Twelve Months Ended                     Proceeds
               December 17,                           Threshold
               ------------                           ---------

               2000                                   $ 48,400,000
               2001                                   $ 96,800,000
               2002                                   $176,000,000
               2003                                   $231,000,000
               2004 and thereafter                    $231,000,000

     Purchase Agreement: Shall mean the Class B Common Stock and Warrant Purchase Agreement dated as of December 16, 1999 by and among the Company, Parthenon Investors, L.P., PCIP Investors, JMH Partners Corp., Shad Run Investments, L.P., TSG Co-Investors, L.L.C., The Shattan Group, LLC, Thomas S. Shattan, Gregory E. Mendel and G. Kevin Fechtmeyer.

     Purchased Securities: Shall mean the securities referred to as the Class B Common Stock and the Class B Warrants in the Purchase Agreement, together with any other securities of the Company issued upon conversion thereof or in exchange therefor.

     Purchaser:  As defined in the introduction to this Warrant.

     Qualified Public Offering: Shall have the meaning provided in Section 1 of the Stockholders Agreement.

     Resale Day: Shall mean, (i) in the case of a Qualified Public Offering, any business day more than thirty days after the expiration of any "underwriter's lockup" or similar resale limitation in connection with such Qualified Public offering on any applicable securities held by Parthenon and
(ii) in the case of a Sale Transaction other than a Qualified Public Offering the tenth business day after the first date when all the relevant securities received in such Liquidity Event are traded on a national securities exchange or the NASDAQ Stock Market and freely salable under Rule 145 under the Securities Act of 1933, as amended (or any successor rule), and not subject to any "pooling," "tax-free reorganization" or similar contractual resale restrictions entered into in connection with the Sale Transaction.

     Sale Transaction: Shall mean (i) any sale or series of sales by a holder of at least 90% of the Purchased Securities, whether by merger, consolidation, recapitalization, share exchange, redemption or otherwise, and (ii) any sale (or series of sales of assets resulting in) of all or substantially all the assets of the Company; provided, however, that in the case of a series of sales, the Sale Transaction shall be deemed to occur on the date of the sale that results in Parthenon having sold at least 90% of such Purchased Securities, and in the case of a Sale Transaction in which Parthenon receives securities in respect of the sale of Purchased Securities, the Resale Date.

     Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

     Sharing Ratio: With respect to a Common Stock Equivalent, the ratio of (a) the distribution payable upon the liquidation and distribution of the Company on one share of such Common Stock Equivalent to (b) the distribution payable upon the liquidation and distribution of the Company on one share of Class A Common Stock.

     Stockholders Agreement: The Stockholders Agreement dated as of December 16, 1999, in the form of Exhibit K to the Purchase Agreement, as from time to time in effect.

     Trigger Price:  As defined in Section 4.1 hereof.

     Warrant Price:  As defined in Section 4.1 hereof.

     Warrants:  As defined in the introduction to this Warrant.

13. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or com pliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing, the officers and Board of Directors of the Company shall have all fiduciary duties to the holder hereof which such officers and Board of Directors would have if the holder hereof held the shares of Class A Common Stock obtainable upon the exercise hereof.

15. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be delivered if in writing (or in the form of a telex or telecopy to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) addressed as hereinafter provided and if either (x) actually delivered at said address or (y) in the case of a letter, seven Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the office of the Company maintained pursuant to
Section 11.2(a) hereof; or (b) if to the Company, to the attention of its President at its office maintained pursuant to Section 11.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 3 hereof.

16. MISCELLANEOUS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with (i) the written consent of the Company and the Holder or (ii) for all Warrants, the written consent of the Company and the holders of a majority of the Warrants then outstanding. This Warrant shall be construed and enforced in accordance with and governed by the domestic substantive laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

     IN WITNESS WHEREOF, Raymond Karsan Holdings, Inc. has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and to be dated as of December ___, 1999.

                              RAYMOND KARSAN HOLDINGS, INC.

[SEAL]
                              By:________________________
                                 Title:

                             FORM OF SUBSCRIPTION

                [To be executed only upon exercise of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________/2/ shares of
the Class A Common Stock and herewith makes payment of $        therefor, and
requests that the certificates for such shares be issued in the name of, and
delivered to                   , whose address is                    .


Dated:                   _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                                 (Street Address)

                        _________________________________
                         (City)     (State)     (Zip Code)




_____________________
/2/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                           FORM OF CONVERSION NOTICE

               [To be executed only upon conversion of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to __________/1/ shares of the Class A Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name
of, and delivered to                   , whose address is                    .


Dated:                  _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                                 (Street Address)

                        _________________________________
                        (City)     (State)     (Zip Code)




_____________________
/1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                              FORM OF ASSIGNMENT

                [To be executed only upon transfer of Warrant]


     For value received, the undersigned registered holder of the within Warrant
hereby sells, assigns and transfers unto                    the right
represented by such Warrant to purchase __________/1/ shares of Class A Common Stock of RAYMOND KARSAN HOLDINGS, INC. to which such Warrant relates, and
appoints                   Attorney to make such transfer on the books of
RAYMOND KARSAN HOLDINGS, INC. maintained for such purpose, with full power of substitution in the premises.


Dated:                          _________________________________
                                (Signature must conform in all
                                respects to name of holder as
                                specified on the face of Warrant)

                                _________________________________
                                         (Street Address)

                                _________________________________
                                (City)     (State)     (Zip Code)

Signed in the presence of:



__________________________





__________________________
/1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional shares of Class A Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                                                       EXHIBIT D
                                                                       ---------

     This warrant and any shares represented by this warrant have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws and may not be transferred, sold or otherwise disposed of except pursuant to an effective registration under said act and applicable state securities laws or pursuant to an exemption from such registration.

     The voting of the shares of stock issuable pursuant to this warrant, and the sale, encumbrance or other disposition of such stock and this warrant are subject to the provisions of a Stockholders Agreement dated as of December 16, 1999 (the "Stockholders Agreement") to which the issuer and certain of its stockholders are party. Furthermore, such stock and this warrant may be sold or otherwise transferred only in compliance with the Stockholders Agreement. A complete and correct copy of the Stockholders Agreement may be inspected at the principal office of the issuer or obtained from the issuer without charge.


                         RAYMOND KARSAN HOLDINGS, INC.

                     Class D Common Stock Purchase Warrant

No. [ ]                                                      Wayne, Pennsylvania
                                                               December 16, 1999

     THIS CERTIFIES THAT, for value received, and subject to the conditions on
exercise and other provisions hereinafter set forth, [         ] or transferees
permitted under the Stockholders Agreement ("Holder") is entitled to purchase from Raymond Karsan Holdings, Inc., a Delaware corporation (the "Company"), under the conditions specified in this Warrant (the "Warrant"), [ ] shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Class A Common Stock, $0.01 par value per share ("Class A Common Stock"), of the Company at an initial exercise price of $167.00 per share (such exercise price, as from time to time adjusted in accordance with the terms hereof, the "Warrant Price"). Certain capitalized terms used in this Warrant are defined in Section 12 below.

     This Warrant is one of a series of warrants (collectively, the "Warrants") issued pursuant to clause (b) of Section 2.3 of the Purchase Agreement. A copy of the Purchase Agreement may be inspected at the principal office of the Company or obtained from the Company without charge.

1    EXERCISABILITY. This Warrant shall become exercisable on December 16, 1999 but may not be exercised later than December 16, 2006.

2    EXERCISE OR CONVERSION OF WARRANT.

     2.1   Manner of Exercise or Conversion; Payment.

     (a) Exercise. This Warrant may be exercised by the Holder hereof, in whole or in part, during normal business hours on any Business Day on or after the date hereof, by surrender of this Warrant to the Company at its office maintained pursuant to Section 11.2(a) hereof, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such Holder and accompanied by payment, in cash or by check payable to the order of the Company (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Warrant Price, and such Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock determined as provided in this Section 2 hereof.

     (b) Conversion. This Warrant may be converted by the Holder hereof, in whole or in part, into shares of Class A Common Stock, during normal business hours on any Business Day on or after the date hereof, by surrender of this Warrant to the Company at its office maintained pursuant to Section 11.2(a) hereof, accompanied by a conversion notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such Holder, and such Holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock equal to the quotient of:

           (1)  the excess of:

           (a) an amount equal to the sum of (x) the product of (aa) the number of shares of Class A Common Stock which such Holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice multiplied by (bb) the Current Market Price of each such share of Class A Common Stock so designated and (y) the Current Market Price of any Other Securities and the fair value of any other property (determined in good faith by the Board of Directors of the Company) such Holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice over

               (b) an amount equal to (x) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such conversion notice multiplied by
                    (y) the Warrant Price

                    divided by

               (c)  such Current Market Price of a share of Class A Common
                    Stock.

     For all purposes of this Warrant (other than this Section 2.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Class A Common Stock in accordance with the terms of this Section 2.1

     2.2 When Exercise Effective. Each exercise or conversion of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 2.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such exercise as provided in Section
2.3 hereof shall be deemed to have become the Holder or Holders of record thereof.

     2.3 Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof or as such Holder may direct:

     (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Current Market Price per share on the Business Day next preceding the date of such exercise; and

     (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal to the number of such shares (without giving effect to any adjustment thereof) called for on the face of this Warrant minus the number of such shares designated by the Holder upon such exercise as provided in Section 2.1 hereof.

     2.4 Each certificate for Warrant Common Stock initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Common Stock are registered under the Securities Act, shall bear the following legend (and any additional legend required by any securities exchange upon which such Warrant Class A Common Stock may, at the time of such exercise, be listed) on the face thereof:

     "These securities have not been registered under the Securities Act of 1933, as amended, or under any state securities laws and may be offered, sold or transferred only if registered pursuant to the provisions of such laws, or if in the opinion of counsel satisfactory to the Company, an exemption from such registration is available."

3    ADJUSTMENT OF WARRANT PRICE AND CLASS A COMMON STOCK ISSUABLE UPON
     EXERCISE.

     3.1 General; Number of Shares; Warrant Price. The number of shares of Class A Common Stock which the Holder of this Warrant shall be entitled to receive upon each exercise hereof shall be equal to the product of:

     (a) the number of shares of Class A Common Stock which would otherwise (but for the provisions of this Section 3) be issuable upon such exercise, as designated by the Holder hereof pursuant to Section 2.1 hereof, and

     (b) a fraction of which (i) the numerator is the Initial Warrant Price, and (ii) the denominator is the Warrant Price in effect on the date of such exercise.

The "Initial Warrant Price" shall be $167.00. The "Warrant Price" shall initially be the Initial Warrant Price and shall be adjusted and readjusted from time to time as provided in this Section 3 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 3.

     3.2   Adjustments for Dividends, Distributions, Stock Splits, etc.

     (a) Dividends and Distributions. In case at any time or from time to time, the Holders of Class A Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

          (1) other or additional stock or Other Securities or property (other than cash) by way of dividend, or

          (2)  any cash, or

          (3) other or additional stock or Other Securities or property (including cash) by way of spinoff, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Class A Common
                              ----- ----
               Stock issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 3.2(b) below), then and in each such case the Holder of this Warrant, on the exercise hereof as provided in Section 2, shall be entitled without the payment of any additional consideration or the taking of any further action, to receive the amount of stock and Other Securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this
     Section 3.2(a)) which such Holder would hold on the date of such exercise if on the date hereof such Holder had been the holder of record of the number of shares of Common Stock provided for herein and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and Other Securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 3.2(a)) receivable by such Holder as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 3.

          (b) Treatment of Stock Dividends, Stock Splits, etc. In the event that the Company shall (i) issue Common Stock Equivalents, or securities exercisable for or convertible into Common Stock Equivalents, as dividend or other distribution on outstanding Common Stock Equivalents, (ii) subdivide its outstanding shares of Common Stock Equivalents, or (iii) combine its outstanding shares of Common Stock Equivalents into a smaller number of shares of the Common Stock Equivalents, then, in each such event, the Warrant Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then current Warrant Price by a fraction,
     (a) the numerator of which shall be the number of shares of Common Stock Equivalents outstanding immediately prior to such event, and (b) the denominator of which shall be the number of shares of Common Stock Equivalents outstanding immediately after such event, and the product so obtained shall thereafter be the Warrant Price then in effect. The Warrant Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this
     Section 3.2. Upon each adjustment of the Warrant Price, the Holder of this Warrant shall thereafter be entitled to purchase at the Warrant Price resulting from such adjustment, the number of shares obtained by dividing the product of the number of shares purchasable pursuant hereto immediately prior to such adjustment and the Warrant Price immediately preceding such adjustment by the Warrant Price resulting from such adjustment.

     3.3 Reorganization, Consolidation or Merger. In case at any time or from time to time the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, (c) voluntarily or involuntarily dissolve, liquidate or wind-up, or (d) transfer all or substantially all of its properties or assets to any other Person, then in each such case, as a condition thereto, lawful and adequate provision shall be made so that the Holder of this Warrant, on the exercise or conversion hereof as provided in Section 2 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Class A Common Stock issuable on such exercise immediately prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such reorganization, consolidation, merger or dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustments thereafter as provided in this Section 3.

     3.4  Adjustment for Issuance of Common Stock Equivalents Below Warrant
Price.

          (a) General. In any case to which Sections 3.2 and 3.3 hereof are not applicable, where the Company shall issue or sell shares of Common Stock Equivalents after December 16, 1999 without consideration or for a consideration (or evidencing a value of Common Stock Equivalents) per share less than the Warrant Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares, except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the date of this Warrant, then the Warrant Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by multiplying the Warrant Price then in effect hereunder by a fraction, the numerator of which is the sum of (i) the product of the total number of shares of Common Stock Equivalents outstanding immediately prior to such issuance or sale multiplied by the Warrant Price in effect hereunder at the time of such issuance or sale, plus (ii) the aggregate consideration received by the Company upon such issuance or sale, and the denominator of which is the product of the total number of shares of Common Stock Equivalents outstanding immediately after issuance or sale of such additional shares multiplied by the Warrant Price in effect hereunder at the time of such issuance.

          (b) Options; Convertible Securities. In case the Company shall issue or sell any Options or Convertible Securities after December 16, 1999 there shall be determined the price per share for which Common Stock Equivalents are issuable upon the conversion or exercise thereof, such determination to be made by dividing (i) the sum of the total amount received or receivable by the Company as consideration for the issue or sale of such Options or Convertible Securities plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exercise thereof, by (ii) the maximum number of shares of Common Stock Equivalents of the Company issuable upon the conversion or exercise of all of such Options or Convertible Securities. If the price per share so determined shall be less than the applicable Warrant Price in effect immediately prior to such issuance, then, for purposes of Section 3.4(a) hereof, such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such Options or Convertible Securities) of such maximum number of shares of Common Stock Equivalents at the price per share so determined and such maximum number of shares shall be deemed to be outstanding after such issuance, provided that, upon the expiration of such rights of conversion or exercise of such Options or Convertible Securities, if any thereof shall not have been exercised, the adjusted Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock Equivalents so issued or sold were issued or sold upon the conversion or exercise of such Options or Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all such Options or Convertible Securities which shall have been converted or exchanged.

          (c) Record Date. If the Company takes a record of the holders of Common Stock Equivalents for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock Equivalents, Options or Convertible Securities, or (2) to subscribe for or purchase Common Stock Equivalents, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock Equivalents deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     3.5 Minimum Adjustment of Warrant Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 3 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price.

     3.6 Shares Deemed Outstanding. For all purposes of the computations to be made pursuant to this Section 3, treasury shares shall not be deemed to be outstanding.

     3.7 Calculation of Consideration Received. If any Common Stock Equivalents, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor (net of discounts, commissions and related expenses). If any Common Stock Equivalents, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Current Market Price thereof as of the date of receipt. For purposes of this Warrant, the fair value of any consideration other than cash and securities shall be determined by the board of directors of the Company using its good faith discretion.

     3.8 Integrated Transactions. In case any Options are issued in connection with the issue or sale of Other Securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $1.00 (as adjusted consistent to give effect to the occurrences set forth in Sections 3.2 and 3.3).

4    NO IMPAIRMENT.  The Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise plus the amount deemed to have been paid upon issuance of this Warrant, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Class A Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Class A Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

5    REPORT AS TO ADJUSTMENTS.  In each case of any adjustment or readjustment in the shares of Class A Common Stock issuable upon the exercise of (and the Warrant Price under) this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of
(a) the number of shares of Class A Common Stock outstanding or deemed to be outstanding, and (b) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 3 hereof) on account thereof. The Company will forthwith mail a copy of each such report to each Holder of a Warrant and will, upon the written request at any time of any Holder of a Warrant, furnish to such Holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to Section 11.2(a) hereof and will cause the same to be available for inspection at such office during normal business hours by any Holder of a Warrant or any prospective purchaser of a Warrant designated by the Holder thereof.

6    NOTICES OF CORPORATE ACTION.  In the event of:

          (a) any taking by the Company of a record of the Holders of any class of securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any Other Securities or property, or to receive any other right, or

          (b) the declaration by the Company of any dividend payable in stock upon Common Stock Equivalents or any other distribution by the Company to the holders of the Common Stock Equivalents, or

          (c) the Company proposing to make an offer for subscription pro rata to the holders of its Common Stock Equivalents of any additional shares of stock of any class or other rights, or

          (d) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (e) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (f) any other action of a type referred to in Section 3 hereof,

the Company shall mail to each Holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the Holders of record of Class A Common Stock shall be entitled to exchange their shares of Class A Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed at least 45 days prior to the date therein specified. At no time prior to the date therein specified shall the Company take any action which could prevent the exercise or conversion of this Warrant in accordance with the terms hereof.

7    REGISTRATION OF WARRANTS AND COMMON STOCK.  If any shares of Class A Common
Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976) before such shares may be issued upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. The shares of Class A Common Stock (and Other Securities) issuable upon exercise of this Warrant shall constitute Registrable Shares (as such term is defined in the Registration Rights Agreement). Each Holder of this Warrant shall be entitled to all of the benefits afforded to a Holder of any such Registrable Shares under the Registration Rights Agreement. At any such time as the Class A Common Stock is listed on any national securities exchange or quotation system, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange or system, upon official notice of issuance, the shares of Class A Common Stock issuable upon exercise of the then outstanding Warrants and will use its best efforts to maintain the listing of such shares after their issuance at all times when the Class A Common Stock is so listed.

8    REORGANIZATION, CONSOLIDATION, MERGER, ETC.  In case the Company after
December 16, 1999 shall (a) effect a reorganization, (b) consolidate with or merge with or into any other entity, or (c) transfer all or substantially all of its properties or assets to any other person or entity, then, in each such case, the Holder of this Warrant, upon the exercise hereof as provided in Section 2 at any time after the consummation of such reorganization, consolidation, merger or transfer, as the case may be, shall be entitled to receive, in lieu of the Class A Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and Other Securities and property (including cash) to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 3 hereof. The Company shall not consummate any such reorganization, consolidation, merger or transfer, unless the resulting, surviving or transferee entity, as the case may be, expressly agrees in writing, reasonably satisfactory to the Holders of a majority of the Warrants then outstanding, to fulfill the Company's obligations under this Warrant and this Section 8.

9    PERFORMANCE OF OBLIGATIONS.  The Company shall not, by amendment of its
Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment to the extent set forth in this Warrant.

10   RESERVATION OF STOCK, ETC.  The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Class A Common Stock of each class from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Class A Common Stock issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable.

11   OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

     11.1 Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 11.2(a) hereof as the owner and Holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new Holder without a new Warrant first having been issued.

     11.2 Office; Transfer and Exchange of Warrants.

          (a) The Company will maintain an office in Wayne, Pennsylvania where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 170 South Warner Road, Wayne, PA 19087 until such time as the Company shall notify the Holders of the Warrants of any change of location of such office within the United States.

          (b) The Company shall cause to be kept at its office maintained pursuant to Section 11.2(a) hereof a register for the registration and transfer of the Warrants. The names and addresses of Holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and Holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

          (c) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or conversion or for exchange at the office of the Company maintained pursuant to Section 11.2(a) hereof, the Company at its expense will execute and deliver to or upon the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     11.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than a purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to Section 11.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

12   DEFINITIONS.  As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Affiliate: Any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person) and shall include (a) any Person who is an officer, director or beneficial holder of at least 10% of the outstanding capital stock of the Company (or other specified Person), (b) any Person of which the Company (or other specified Person) or any officer or director of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the outstanding equity securities or constitute at least a 10% participant, and (c) in the case of a specified Person who is an individual, Member of the Immediate Family of such Person; provided, however, that the Holder shall not be an Affiliate of the Company for purposes of this Agreement.

     Arbitrator: As defined in Section 17.3(b).

     Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     Class A Common Stock: As defined in the introduction to this Warrant, such term to include any stock into which such Class A Common Stock shall have been changed or any stock resulting from any reclassification of such Class A Common Stock.

     Common Stock: Class A and Class B Common Stock $0.01 par value per share, of the Company.

     Common Stock Equivalents: Any class of common stock of the Company which is entitled to share ratably with holders of Class A Common Stock in any distributions including distributions upon the liquidation, dissolution or winding-up of the Company and any other class of common stock of the Company and/or any class into which those shares may hereafter be changed or any stock resulting from any reclassification of such common stock, provided that the number of such shares shall, for purposes of the Warrants, be deemed to equal the actual number of shares of such Common Stock multiplied by the Sharing Ratio.

     Company: As defined in the introduction to this Warrant and shall include any Person which shall succeed to or assume the obligations of the Company under this Warrant.

     Convertible Securities: Any evidences of indebtedness, shares of stock (other than Class A Common Stock) or Other Securities directly or indirectly convertible into or exchangeable for shares of Common Stock Equivalents.

     Current Market Price: With respect to any security (or other asset), on any date specified herein, the average daily market price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of such security is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the fair value thereof determined in good faith by the Board of Directors of the Company as of the specified date. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of such security or Common Stock Equivalents, the Current Market Price per share of such security or Common Stock Equivalents, as the case may be, shall be equal to the per share offering price to the public of such security or Common Stock Equivalents, as the case may be, issued in the initial public offering.

     Initial Warrant Price:  As defined in Section 3.1 hereof.

     Market Price: As defined in Section 17.3(b).

     Members of the Immediate Family: As applied to any individual, means each parent, spouse, child, brother, sister or the spouse of a child, brother or sister of the individual, and each trust created for the benefit of one or more of such persons and each custodian of a property of one or more such persons.

     Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Class A Common Stock or Convertible Securities, excluding rights, warrants and options granted on or after the Original Issue Date, to employees, officers, directors or consultants of the Company or any subsidiary thereof pursuant to any stock option plan or agreement adopted by the Board of Directors.

     Original Issue Date:  Means December 16, 1999.

     Other Securities: Any stock (other than Class A Common Stock) and other securities, property or assets of the Company or any other Person (corporate or otherwise) which the Holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Class A Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Class A Common Stock or Other Securities pursuant hereto or otherwise.

     Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     Prime Rate: The rate of interest announced publicly by Fleet National Bank in Boston, Massachusetts, from time to time, as Fleet National Bank's prime rate.

     Purchase Agreement: Shall mean the Class B Common Stock and Warrant Purchase Agreement dated as of December 16, 1999 by and between the Company and other parties thereto.

     Put Notes:  As defined in Section 17.4.

     Put Notice:  As defined in Section 17.1.

     Put Notice Date:  As defined in Section 17.1.

     Put Purchase Price:  As defined in Section 17.3(a).

     Qualified Public Offering: Shall have the meaning provided in Section 1 of the Stockholders' Agreement.

     Registration Rights Agreement: The Registration Rights Agreement dated as of December 16, 1999 in the form of Exhibit J to the Purchase Agreement, as from time to time in effect.

     Securities Act: The Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

     Sharing Ratio: With respect to a Common Stock Equivalent, the ratio of (a) the distribution payable upon the liquidation and distribution of the Company on one share of such Common Stock Equivalent to (b) the distribution payable upon the liquidation and distribution of the Company on one share of Class A Common Stock.

     Stockholders Agreement: The Stockholders Agreement dated as of December 16, 1999, in the form of Exhibit K to the Purchase Agreement, as from time to time in effect.

     Warrant Price:  As defined in Section 3.1.

     Warrants:  As defined in the introduction to this Warrant.

13 REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14   NO RIGHTS OR LIABILITIES AS STOCKHOLDER.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company or as imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing, the officers and Board of Directors of the Company shall have all fiduciary duties to the Holders hereof which such officers and Board of Directors would have if the Holders hereof held the shares of Class A Common Stock obtainable upon the exercise hereof.

15     NOTICES.  Any time that either the Holder or the Company shall be required to give notice or other communication in connection with this Warrant, such notice shall be deemed to be delivered if it is delivered in writing (or in the form of a telex or telecopy to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) addressed as hereinafter provided and if either (x) actually delivered at said address or (y) in the case of a letter, seven Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (a) if to any Holder of any Warrant, at the registered address of such Holder as set forth in the register kept at the office of the Company maintained pursuant to Section 11.2(a) hereof; or (b) if to the Company, to the attention of its President at its office maintained pursuant to Section 11.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 2 hereof.

16   [Intentionally left blank.]

17   REPURCHASE OF WARRANTS.

     17.1   Right to "Put" Warrant. If a Realization Event (as defined in
Section 17.2 below) shall not have occurred prior to the fifth anniversary of the date as of which this Agreement is executed and this Warrant becomes exercisable within six months of such anniversary, Holders or any other holder of this Warrant may, at any time and from time to time during the six month period immediately thereafter, by notice to the Company (the "Put Notice"), elect to sell to the Company (and the Company hereby, agrees to purchase from Holder or any other such holder), at the Put Purchase Price specified in Section 17.3(a) hereof, such number of Warrants as are specified in the Put Notice on the Business Day specified in the Put Notice, which Business Day shall be not less than 20 days nor more than 30 days after the receipt by the Company of said Put Notice (the date on which the Company receives the Put Notice is referred to as the "Put Notice Date"). The right created by this Section 17.1 shall terminate upon the occurrence of a Realization Event (as defined in Section 17.2 below). Any Warrants not sold to the Company pursuant to this Section 17 shall automatically convert into Class A Common Stock in accordance with Section 2.1(b) (provided that, for purposes of this Section 17, the Current Market Price shall be the Market Price (as defined in Section 17.3(b) below)).

     17.2 Realization Event. A "Realization Event" shall mean (a) a Qualified Public Offering, or (b) a transaction in which all of the Holders' Warrants and Other Securities are exchanged either for cash or for Other Securities of another Person, provided that such Other Securities are traded on a national securities exchange or the Nasdaq National Market and are not subject to any restrictions under the Securities Act and such Person's outstanding Other Securities

(other than those held by such Person's Affiliates) have an aggregate public market value of not less than $500 million.

     17.3 Purchase Price.

          (a)   Put Purchase Price.  The purchase price for the Warrants
                ------------------
     purchased by the Company pursuant to this Section 17 (the "Put Purchase Price") shall be an amount equal to the Market Price (as defined below) on the relevant Put Notice Date for the number of Other Securities that would be obtained upon the exercise of the portion of such Warrant being purchased.

          (b)   Market Price. "Market Price" shall mean the value on a specified
                ------------
     date of the shares of Class A Common Stock underlying the Warrant which could be obtained in an initial public offering of such Class A Common Stock. Within five Business Days of the Put Notice Date, the holders of the Warrants shall suggest three investment banking firms, from which the Company shall select one (the selected firm being the "Arbitrator"). The Arbitrator shall be instructed to determine the Market Price consistent with the first sentence of this Section 17.3(b), within thirty days from the Put Notice Date. The expenses of any such Arbitrator shall be shared equally by the Company and the relevant holder.

     17.4 Payments of Put Purchase Price. The Put Purchase Price may be paid in cash or in subordinated debt of the Company ("Put Notes"). Put Notes shall bear interest, payable semiannually, at the Prime Rate plus 3.5% and shall have a term of two years. The principal shall be payable in four equal installments over the term of the Put Notes. The Company shall use its best efforts to negotiate all senior debt obligations to permit the payment of any Put Purchase Price as it becomes due. In the event that payments under the Put Notes or payment of the Put Purchase Price would cause the Company to be in default of the terms of its senior indebtedness, such payments can be deferred until the earlier of (i) the first date on which Company could make such payments without causing such a default and (ii) the third anniversary of the Put Notice Date.

     18   MISCELLANEOUS.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with (i) the written consent of the Company and the Holders or (ii) for all Warrants, the written consent of the Company and the Holders of a majority of the Warrants then outstanding. This Warrant shall be binding upon any Person succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. This Warrant shall be construed and enforced in accordance with and governed by the domestic substantive laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.


     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, Raymond Karsan Holdings, Inc. has caused this Warrant to be sign by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and to be dated as of December __, 1999.


                                            RAYMOND KARSAN HOLDINGS, INC.

[SEAL]
                                            By:_________________________________
                                            Name:
                                            Title:

                                            ATTEST:

                                            By:_________________________________
                                            Name:
                                            Title:

                             FORM OF SUBSCRIPTION

                [To be executed only upon exercise of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________ shares of the
Class A Common Stock and herewith makes payment of $        therefor, and
requests that the certificates for such shares be issued in the name of, and
delivered to                  , whose address is                    .



Dated:                  _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                        (Street Address)

                        _________________________________
                        (City)     (State)     (Zip Code)

                           FORM OF CONVERSION NOTICE

                    [To be executed only upon conversion of Warrant]

To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to __________/1/ shares of the Class A Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name
of, and delivered to                   , whose address is                    .



Dated:                             _________________________________
                                   (Signature must conform in all
                                   respects to name of holder as
                                   specified on the face of Warrant)

                                   _________________________________
                                   (Street Address)

                                   _________________________________
                                   (City)     (State)     (Zip Code)

                              FORM OF ASSIGNMENT

                [To be executed only upon transfer of Warrant]


     For value received, the undersigned registered holder of the within Warrant
hereby sells, assigns and transfers unto                    the right
represented by such Warrant to purchase __________/1/ shares of Class A Common Stock of RAYMOND KARSAN HOLDINGS, INC. to which such Warrant relates, and
appoints                   Attorney to make such transfer on the books of
RAYMOND KARSAN HOLDINGS, INC. maintained for such purpose, with full power of substitution in the premises.


Dated:                                   _________________________________
                                         (Signature must conform in all
                                         respects to name of holder as
                                         specified on the face of Warrant)

                                         _________________________________
                                         (Street Address)

                                         _________________________________
                                         (City)     (State)     (Zip Code)

Signed in the presence of:



__________________________

                                                                       EXHIBIT E
                                                                       ---------

     This warrant and any shares represented by this warrant have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws and may not be transferred, sold or otherwise disposed of except pursuant to an effective registration under said act and applicable state securities laws or pursuant to an exemption from such registration.

     The voting of the shares of stock issuable pursuant to this warrant, and the sale, encumbrance or other disposition of such stock and this warrant are subject to the provisions of a Stockholders Agreement dated as of December 16, 1999 (the "Stockholders Agreement") to which the issuer and certain of its stockholders are party. Furthermore, such stock and this warrant may be sold or otherwise transferred only in compliance with the Stockholders Agreement. A complete and correct copy of the Stockholders Agreement may be inspected at the principal office of the issuer or obtained from the issuer without charge.

                         RAYMOND KARSAN HOLDINGS, INC.

                     Class E Common Stock Purchase Warrant

No.  [ ]                                                     Wayne, Pennsylvania
                                                              December 16, 1999

     THIS CERTIFIES THAT, for value received, and subject to the conditions on
exercise and other provisions hereinafter set forth, [          ] or transferees
permitted under the Stockholders Agreement ("Holder") is entitled to purchase from Raymond Karsan Holdings, Inc., a Delaware corporation (the "Company"), under the conditions specified in this Warrant (the "Warrant"), [ ] shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Class A Common Stock, $0.01 par value per share ("Class A Common Stock"), of the Company at an initial exercise price of $835.00 per share (such exercise price, as from time to time adjusted in accordance with the terms hereof, the "Exercise Price"). Certain capitalized terms used in this Warrant are defined in Section 12 below.

     This Warrant is one of a series of warrants (collectively, the "Warrants") issued pursuant to clause (b) of Section 2.3 of the Purchase Agreement. A copy of the Purchase Agreement may be inspected at the principal office of the Company or obtained from the Company without charge.

1. EXERCISABILITY. This Warrant shall become exercisable on December 16, 1999 but may not be exercised later than December 16, 2006.

2.   EXERCISE OR CONVERSION OF WARRANT.

     2.1       Manner of Exercise or Conversion; Payment.

               (a) Exercise. This Warrant may be exercised by the Holder hereof, in whole or in part, during normal business hours on any Business Day on or after the date hereof, by surrender of this Warrant to the Company at its office maintained pursuant to Section 11.2(a) hereof, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such Holder and accompanied by payment, in cash or by check payable to the order of the Company (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such subscription by
     (b) the Exercise Price, and such Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock determined as provided in this
     Section 2 hereof.

               (b) Conversion. This Warrant may be converted by the Holder hereof, in whole or in part, into shares of Class A Common Stock, during normal business hours on any Business Day on or after the date hereof, by surrender of this Warrant to the Company at its office maintained pursuant to Section 11.2(a) hereof, accompanied by a conversion notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such Holder, and such Holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock equal to the quotient of:

                    (1)  the excess of:

                    (a) an amount equal to the sum of (x) the product of (aa) the number of shares of Class A Common Stock which such Holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice multiplied by (bb) the Current Market Price of each such share of Class A Common Stock so designated and (y) the Current Market Price of any Other Securities and the fair value of any other property (determined in good faith by the Board of Directors of the Company) such Holder would be entitled to receive upon exercise of this Warrant for the number of shares of Class A Common Stock designated in such conversion notice over

                         (b) an amount equal to (x) the number of shares of Class A Common Stock (without giving effect to any adjustment thereof) designated in such conversion notice multiplied by (y) the Exercise Price divided by

                         (c) such Current Market Price of a share of Class A Common Stock.

     For all purposes of this Warrant (other than this Section 2.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Class A Common Stock in accordance with the terms of this Section 2.1

     2.2 When Exercise Effective. Each exercise or conversion of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 2.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such exercise as provided in Section
2.3 hereof shall be deemed to have become the Holder or Holders of record thereof.

     2.3 Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof or as such Holder may direct:

     (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Current Market Price per share on the Business Day next preceding the date of such exercise; and

     (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal to the number of such shares (without giving effect to any adjustment thereof) called for on the face of this Warrant minus the number of such shares designated by the Holder upon such exercise as provided in Section 2.1 hereof.

     2.4 Each certificate for Warrant Common Stock initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Common Stock are registered under the Securities Act, shall bear the following legend (and any additional legend required by any securities exchange upon which such Warrant Class A Common Stock may, at the time of such exercise, be listed) on the face thereof:

     "These securities have not been registered under the Securities Act of 1933, as amended, or under any state securities laws and may be offered, sold or transferred only if registered pursuant to the provisions of such laws, or if in the opinion of counsel satisfactory to the Company, an exemption from such registration is available."

3.   ADJUSTMENT OF WARRANT PRICE AND CLASS A COMMON STOCK ISSUABLE UPON
     EXERCISE.

     3.1 General; Number of Shares; Warrant Price. The number of shares of Class A Common Stock which the Holder of this Warrant shall be entitled to receive upon each exercise hereof shall be equal to the product of:

     (a) the number of shares of Class A Common Stock which would otherwise (but for the provisions of this Section 3) be issuable upon such exercise, as designated by the Holder hereof pursuant to Section 2.1 hereof, and

     (b) a fraction of which (i) the numerator is the Initial Warrant Price, and (ii) the denominator is the Warrant Price in effect on the date of such exercise.

The "Initial Warrant Price" shall be the Exercise Price. The "Warrant Price" shall initially be the Initial Warrant Price and shall be adjusted and readjusted from time to time as provided in this Section 3 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 3. The "Trigger Price" shall initially be $835 per share of Class A Common Stock and shall be adjusted and readjusted from time to time as provided in this Section 3 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 3.

     3.2  Adjustments for Dividends, Distributions, Stock Splits, etc.

          (a) Dividends and Distributions. In case at any time or from time to time, the Holders of Class A Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

               (1) other or additional stock or Other Securities or property (other than cash) by way of dividend, or

               (2)  any cash, or

               (3) other or additional stock or Other Securities or property (including cash) by way of spinoff, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional
                                                     ----- ----
                    shares of Class A Common Stock issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 3.2(b) below),

     then and in each such case the Holder of this Warrant, on the exercise hereof as provided in Section 2, shall be entitled without the payment of any additional consideration or the taking of any further action, to receive the amount of stock and Other Securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this
     Section 3.2(a)) which such Holder would hold on the date of such exercise if on the date hereof such Holder had been the holder of record of the number of shares of Common Stock provided for herein and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and Other Securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 3.2(a)) receivable by such Holder as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 3.

     (b) Treatment of Stock Dividends, Stock Splits, etc. In the event that the Company shall (i) issue Common Stock Equivalents, or securities exercisable for or convertible into Common Stock Equivalents, as dividend or other distribution on outstanding Common Stock Equivalents, (ii) subdivide its outstanding shares of Common Stock Equivalents, or (iii) combine its outstanding shares of Common Stock Equivalents into a smaller number of shares of the Common Stock Equivalents, then, in each such event, the Warrant Price and the Trigger Price shall, simultaneously with the happening of such event, be adjusted by multiplying each of the then current Warrant Price and Trigger Price by a fraction, (a) the numerator of which shall be the number of shares of Common Stock Equivalents outstanding immediately prior to such event, and (b) the denominator of which shall be the number of shares of Common Stock Equivalents outstanding immediately after such event, and the product so obtained shall thereafter be the Warrant Price and the Trigger Price, respectively, then in effect. The Warrant Price and Trigger Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3.2. Upon each adjustment of the Warrant Price or Trigger Price, the Holder of this Warrant shall thereafter be entitled to purchase at the Warrant Price resulting from such adjustment, the number of shares obtained by dividing the product of the number of shares purchasable pursuant hereto immediately prior to such adjustment and the Warrant Price immediately preceding such adjustment by the Warrant Price resulting from such adjustment.

     3.3 Reorganization, Consolidation or Merger. In case at any time or from time to time the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, (c) voluntarily or involuntarily dissolve, liquidate or wind-up, or (d) transfer all or substantially all of its properties or assets to any other Person, then in each such case, as a condition thereto, lawful and adequate provision shall be made so that the Holder of this Warrant, on the exercise or conversion hereof as provided in Section 2 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such
                                    -xxvii-
dissolution, as the case may be, shall receive, in lieu of the Class A Common Stock issuable on such exercise immediately prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such reorganization, consolidation, merger or dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustments thereafter as provided in this
Section 3.

     3.4       Adjustment for Issuance of Common Stock Equivalents Below Trigger
Price.

               (a) General. In any case to which Sections 3.2 and 3.3 hereof are not applicable, where the Company shall issue or sell shares of Common Stock Equivalents after December 16, 1999 without consideration or for a consideration (or evidencing a value of Common Stock Equivalents) per share less than the Trigger Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares, except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the date of this Warrant, then the Warrant Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by multiplying the Warrant Price then in effect hereunder by a fraction, the numerator of which is the sum of (i) the product of the total number of shares of Common Stock Equivalents outstanding immediately prior to such issuance or sale multiplied by the Trigger Price in effect hereunder at the time of such issuance or sale, plus (ii) the aggregate consideration received by the Company upon such issuance or sale, and the denominator of which is the product of the total number of shares of Common Stock Equivalents outstanding immediately after issuance or sale of such additional shares multiplied by the Trigger Price in effect hereunder at the time of such issuance.

               (b) Options; Convertible Securities. In case the Company shall issue or sell any Options or Convertible Securities after December 16, 1999 there shall be determined the price per share for which Common Stock Equivalents are issuable upon the conversion or exercise thereof, such determination to be made by dividing (i) the sum of the total amount received or receivable by the Company as consideration for the issue or sale of such Options or Convertible Securities plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exercise thereof, by (ii) the maximum number of shares of Common Stock Equivalents of the Company issuable upon the conversion or exercise of all of such Options or Convertible Securities. If the price per share so determined shall be less than the applicable Trigger Price, then, for purposes of Section 3.4(a) hereof, such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such Options or Convertible Securities) of such maximum number of shares of Common Stock Equivalents at the price per share so determined and such maximum number of shares shall be deemed to be outstanding after such issuance, provided that, upon the expiration of such rights of conversion or exercise of such Options or Convertible Securities, if any thereof shall not have been exercised, the adjusted Warrant Price shall forthwith be readjusted and thereafter be the price which
                                   -xxviii-
     it would have been had an adjustment been made on the basis that the only shares of Common Stock Equivalents so issued or sold were issued or sold upon the conversion or exercise of such Options or Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all such Options or Convertible Securities which shall have been converted or exchanged.

          (c) Record Date. If the Company takes a record of the holders of Common Stock Equivalents for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock Equivalents, Options or Convertible Securities, or (2) to subscribe for or purchase Common Stock Equivalents, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock Equivalents deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     3.5 Minimum Adjustment of Warrant Price and Trigger Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 3 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Price or Trigger Price, as the case may be, in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price or Trigger Price.

     3.6 Shares Deemed Outstanding. For all purposes of the computations to be made pursuant to this Section 3, treasury shares shall not be deemed to be outstanding.

     3.7 Calculation of Consideration Received. If any Common Stock Equivalents, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor (net of discounts, commissions and related expenses). If any Common Stock Equivalents, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Current Market Price thereof as of the date of receipt. For purposes of this Warrant, the fair value of any consideration other than cash and securities shall be determined by the board of directors of the Company using its good faith discretion.

     3.8 Integrated Transactions. In case any Options are issued in connection with the issue or sale of Other Securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $1.00 (as adjusted consistent to give effect to the occurrences set forth in Sections 3.2 and 3.3).

4. NO IMPAIRMENT. The Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise plus the amount deemed to have been paid upon issuance of this Warrant, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Class A Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Class A Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

5. REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Class A Common Stock issuable upon the exercise of (and the Warrant Price under) this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of
(a) the number of shares of Class A Common Stock outstanding or deemed to be outstanding, and (b) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 3 hereof) on account thereof. The Company will forthwith mail a copy of each such report to each Holder of a Warrant and will, upon the written request at any time of any Holder of a Warrant, furnish to such Holder a like report setting forth the Warrant Price and the Trigger Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to Section 11.2(a) hereof and will cause the same to be available for inspection at such office during normal business hours by any Holder of a Warrant or any prospective purchaser of a Warrant designated by the Holder thereof.

6.   NOTICES OF CORPORATE ACTION.  In the event of:

          (a) any taking by the Company of a record of the Holders of any class of securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any Other Securities or property, or to receive any other right, or

          (b) the declaration by the Company of any dividend payable in stock upon Common Stock Equivalents or any other distribution by the Company to the holders of the Common Stock Equivalents, or

          (c) the Company proposing to make an offer for subscription pro rata to the holders of its Common Stock Equivalents of any additional shares of stock of any class or other rights, or

          (d) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (e) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (f) any other action of a type referred to in Section 3 hereof,

the Company shall mail to each Holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the Holders of record of Class A Common Stock shall be entitled to exchange their shares of Class A Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed at least 45 days prior to the date therein specified. At no time prior to the date therein specified shall the Company take any action which could prevent the exercise or conversion of this Warrant in accordance with the terms hereof.

7. REGISTRATION OF WARRANTS AND COMMON STOCK. If any shares of Class A Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976) before such shares may be issued upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. The shares of Class A Common Stock (and Other Securities) issuable upon exercise of this Warrant shall constitute Registrable Shares (as such term is defined in the Registration Rights Agreement). Each Holder of this Warrant shall be entitled to all of the benefits afforded to a Holder of any such Registrable Shares under the Registration Rights Agreement. At any such time as the Class A Common Stock is listed on any national securities exchange or quotation system, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange or system, upon official notice of issuance, the shares of Class A Common Stock issuable upon exercise of the then outstanding Warrants and will use its best efforts to maintain the listing of such shares after their issuance at all times when the Class A Common Stock is so listed.

8. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case the Company after December 16, 1999 shall (a) effect a reorganization, (b) consolidate with or merge with or into any other entity, or (c) transfer all or substantially all of its properties or assets to any other person or entity, then, in each such case, the Holder of this Warrant, upon the exercise hereof as provided in Section 2 at any time after the consummation of such reorganization, consolidation, merger or transfer, as the case may be, shall be entitled to receive, in lieu of the Class A Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and Other Securities and property (including cash) to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 3 hereof. The Company shall not consummate any such reorganization, consolidation, merger or transfer, unless the resulting, surviving or transferee entity, as the case may be, expressly agrees in writing, reasonably satisfactory to the Holders of a majority of the Warrants then outstanding, to fulfill the Company's obligations under this Warrant and this Section 8.

9. PERFORMANCE OF OBLIGATIONS. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment to the extent set forth in this Warrant.

10. RESERVATION OF STOCK, ETC. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Class A Common Stock of each class from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Class A Common Stock issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable.

                                    -xxxii-

11.  OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

     11.1 Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 11.2(a) hereof as the owner and Holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new Holder without a new Warrant first having been issued.

     11.2 Office; Transfer and Exchange of Warrants.

          (a) The Company will maintain an office in Wayne, Pennsylvania where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 170 South Warner Road, Wayne, PA 19087 until such time as the Company shall notify the Holders of the Warrants of any change of location of such office within the United States.

          (b) The Company shall cause to be kept at its office maintained pursuant to Section 11.2(a) hereof a register for the registration and transfer of the Warrants. The names and addresses of Holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and Holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

          (c) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or conversion or for exchange at the office of the Company maintained pursuant to Section 11.2(a) hereof, the Company at its expense will execute and deliver to or upon the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     11.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than a purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to Section 11.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

                                   -xxxiii-

12. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     Class A Common Stock: As defined in the introduction to this Warrant, such term to include any stock into which such Class A Common Stock shall have been changed or any stock resulting from any reclassification of such Class A Common Stock.

     Common Stock: Class A and Class B Common Stock $0.01 par value per share, of the Company.

     Common Stock Equivalents: Any class of common stock of the Company which is entitled to share ratably with holders of Class A Common Stock in any distributions including distributions upon the liquidation, dissolution or winding-up of the Company and any other class of common stock of the Company and/or any class into which those shares may hereafter be changed or any stock resulting from any reclassification of such common stock, provided that the number of such shares shall, for purposes of the Warrants, be deemed to equal the actual number of shares of such Common Stock multiplied by the Sharing Ratio.

     Company: As defined in the introduction to this Warrant and shall include any Person which shall succeed to or assume the obligations of the Company under this Warrant.

     Convertible Securities: Any evidences of indebtedness, shares of stock (other than Class A Common Stock) or Other Securities directly or indirectly convertible into or exchangeable for shares of Common Stock Equivalents.

     Current Market Price: With respect to any security (or other asset), on any date specified herein, the average daily market price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of such security is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the fair value thereof determined in good faith by the Board of Directors of the Company as of the specified date. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of such security or Common Stock Equivalents, the Current Market Price per share of such security or Common Stock Equivalents, as the case may be, shall be equal to the per share offering price to the public of such security or Common Stock Equivalents, as the case may be, issued in the initial public offering.

     Initial Warrant Price:  As defined in Section 3.1 hereof.

                                    -xxxiv-

     Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Class A Common Stock or Convertible Securities, excluding rights, warrants and options granted on or after the Original Issue Date, to employees, officers, directors or consultants of the Company or any subsidiary thereof pursuant to any stock option plan or agreement adopted by the Board of Directors.

     Original Issue Date:  Means December 16, 1999.

     Other Securities: Any stock (other than Class A Common Stock) and other securities, property or assets of the Company or any other Person (corporate or otherwise) which the Holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Class A Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Class A Common Stock or Other Securities pursuant hereto or otherwise.

     Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     Purchase Agreement: Shall mean the Class B Common Stock and Warrant Purchase Agreement dated as of December 16, 1999 by and between the Company and other parties thereto.

     Registration Rights Agreement: The Registration Rights Agreement dated as of December 16, 1999 in the form of Exhibit J to the Purchase Agreement, as from time to time in effect.

     Securities Act: The Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

     Sharing Ratio: With respect to a Common Stock Equivalent, the ratio of (a) the distribution payable upon the liquidation and distribution of the Company on one share of such Common Stock Equivalent to (b) the distribution payable upon the liquidation and distribution of the Company on one share of Class A Common Stock.

     Stockholders Agreement: The Stockholders Agreement dated as of December 16, 1999, in the form of Exhibit K to the Purchase Agreement, as from time to time in effect.

     Trigger Price:  As defined in Section 3.1.

     Warrant Price:  As defined in Section 3.1.

     Warrants:  As defined in the introduction to this Warrant.

13. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company or as imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing, the officers and Board of Directors of the Company shall have all fiduciary duties to the Holders hereof which such officers and Board of Directors would have if the Holders hereof held the shares of Class A Common Stock obtainable upon the exercise hereof.

15. NOTICES. Any time that either the Holder or the Company shall be required to give notice or other communication in connection with this Warrant, such notice shall be deemed to be delivered if it is delivered in writing (or in the form of a telex or telecopy to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) addressed as hereinafter provided and if either (x) actually delivered at said address or (y) in the case of a letter, seven Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (a) if to any Holder of any Warrant, at the registered address of such Holder as set forth in the register kept at the office of the Company maintained pursuant to Section 11.2(a) hereof; or (b) if to the Company, to the attention of its President at its office maintained pursuant to Section 11.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 2 hereof.

                                    -xxxvi-

16. MISCELLANEOUS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with (i) the written consent of the Company and the Holders or (ii) for all Warrants, the written consent of the Company and the Holders of a majority of the Warrants then outstanding. This Warrant shall be binding upon any Person succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. This Warrant shall be construed and enforced in accordance with and governed by the domestic substantive laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                   -xxxvii-

     IN WITNESS WHEREOF, Raymond Karsan Holdings, Inc. has caused this Warrant to be sign by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and to be dated as of December __, 1999.


                               RAYMOND KARSAN HOLDINGS, INC.

[SEAL]
                                    By:_________________________________
                                    Name:
                                    Title:

                                    ATTEST:

                                    By:_________________________________
                                    Name:
                                    Title:

                                   -xxxviii-

                             FORM OF SUBSCRIPTION

                [To be executed only upon exercise of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________ shares of the
Class A Common Stock and herewith makes payment of $        therefor, and
requests that the certificates for such shares be issued in the name of, and
delivered to                  , whose address is                    .



Dated:                  _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                                (Street Address)

                        _________________________________
                        (City)   (State)   (Zip Code)

                                    -xxxix-

                           FORM OF CONVERSION NOTICE

               [To be executed only upon conversion of Warrant]


To RAYMOND KARSAN HOLDINGS, INC.

     The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to __________/1/ shares of the Class A Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of,
and delivered to                   , whose address is                    .



Dated:                  _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                               (Street Address)

                        _________________________________
                        (City)   (State)   (Zip Code)

                                     -xl-

                              FORM OF ASSIGNMENT

                [To be executed only upon transfer of Warrant]


     For value received, the undersigned registered holder of the within Warrant
hereby sells, assigns and transfers unto                    the right
represented by such Warrant to purchase __________/1/ shares of Class A Common Stock of RAYMOND KARSAN HOLDINGS, INC. to which such Warrant relates, and
appoints                   Attorney to make such transfer on the books of
RAYMOND KARSAN HOLDINGS, INC. maintained for such purpose, with full power of substitution in the premises.


Dated:                  _________________________________
                        (Signature must conform in all
                        respects to name of holder as
                        specified on the face of Warrant)

                        _________________________________
                                (Street Address)

                        _________________________________
                        (City)   (State)   (Zip Code)


Signed in the presence of:



__________________________

                                     -xli-